As filed with the SEC on April 12, 2013 .	Registration No. 333-158634
Registration No. 811-05826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 5

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 111
_____________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Assistant Secretary
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2013 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on ___________________ pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2013

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

VUL Protector®

This prospectus describes an individual flexible premium variable universal life insurance contract, the VUL Protector® Contract (the “Contract”) offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company.  Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Universal Account (the “Account”).  The prospectuses for the Variable Investment Options, including information about their investment objectives, fees, and investment advisers/subadvisers, are printed in the following order after this prospectus.

AST Advanced Strategies Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST Balanced Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio	PSF Conservative Balanced Portfolio
AST First Trust Balanced Target Portfolio	PSF Flexible Managed Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	PSF Money Market Portfolio
AST Preservation Asset Allocation Portfolio	TOPSTM Managed Risk Balanced ETF Portfolio (previously TOPSTM Protected Balanced ETF Portfolio)
AST Prudential Growth Allocation Portfolio (previously AST First Trust Capital Appreciation Target Portfolio)	TOPSTM Managed Risk Growth ETF Portfolio (previously TOPSTM Protected Growth ETF Portfolio)
AST RCM World Trends Portfolio (previously AST Moderate Asset Allocation Portfolio effective 12/17/12; AST CLS Moderate Asset Allocation Portfolio prior to 12/17/12)	TOPSTM Managed Risk Moderate Growth ETF Portfolio (previously TOPSTM Protected Moderate Growth ETF Portfolio)
AST Schroders Global Tactical Portfolio

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing a VUL Protector® variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in VUL Protector® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 944-8786

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
SUMMARY OF CONTRACT RISKS	6
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS	10
CHARGES AND EXPENSES	15
PERSONS HAVING RIGHTS UNDER THE CONTRACT	19
OTHER GENERAL CONTRACT PROVISIONS	19
RIDERS	20
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	23
PREMIUMS	23
DEATH BENEFITS	27
CONTRACT VALUES	30
LAPSE AND REINSTATEMENT	33
TAXES	34
DISTRIBUTION AND COMPENSATION	36
LEGAL PROCEEDINGS	37
FINANCIAL STATEMENTS	39
ADDITIONAL INFORMATION	39
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	40

Advanced Series Trust:
AST Advanced Strategies Portfolio	Appendix 1
AST Balanced Asset Allocation Portfolio	Appendix 2
AST BlackRock Global Strategies Portfolio	Appendix 3
AST First Trust Balanced Target Portfolio	Appendix 4
AST J.P. Morgan Strategic Opportunities Portfolio	Appendix 5
AST Preservation Asset Allocation Portfolio	Appendix 6
AST Prudential Growth Allocation Portfolio	Appendix 7
AST RCM World Trends Portfolio	Appendix 8
AST Schroders Global Tactical Portfolio	Appendix 9
AST Schroders Multi-Asset World Strategies Portfolio	Appendix 10
AST T. Rowe Price Asset Allocation Portfolio	Appendix 11

The Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 12
PSF Flexible Managed Portfolio	Appendix 13
PSF Money Market Portfolio	Appendix 14

TOPS-The Optimized Portfolio SystemTM:
TOPSTM Managed Risk Balanced ETF Portfolio	Appendix 15

TOPSTM Managed Risk Growth ETF Portfolio	Appendix 16

TOPSTM Managed Risk Moderate Growth ETF Portfolio	Appendix 17

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge per $1,000 of Basic Insurance Amount(1)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $2.39 to $34.53
Surrender Charge per $1,000 of an increase in Basic Insurance Amount(1)	Upon lapse or surrender in Basic Insurance Amount.	From $2.39 to $34.53
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%
Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25
Enhanced Cash Value Rider fee per $1,000 of Basic Insurance Amount.	One time charge applied on first month of processing.	$0.50
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)	The charge decreases to zero by the end of the 10th year for each Coverage Segment. This charge varies by duration and the insured’s age, sex, and underwriting class. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.09
Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount(1)
Minimum and Maximum Charges
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.06 to $1.57 plus $25 _____________ $0.21 plus $25
Administrative fee for an increase to Basic Insurance Amount(1)
Minimum and Maximum Charges
(A charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
_____________
Initial fee for increase to Basic Insurance Amount for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(A charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
	Monthly	$0.06 to $1.57 plus $9 _____________ $0.21 plus $9

Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Calculated as a percentage of the total of the monthly deductions.)
_____________
Disability Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Calculated as a percentage of the total of the monthly deductions.)
	Monthly	From 19.90% to 28.75% _____________ 28.75%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(5)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.44%	1.32%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

VUL Protector® is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.  You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.  Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some features and/or riders described in this prospectus may not be available in all states.  Some variable investment options described in this prospectus may not be available through all brokers. Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

There are two types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  As long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.

Either type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue.  See Types of Death Benefit and Changing the Type of Death Benefit.

Rider to Provide Lapse Protection Information

Your Contract is issued with a Rider to Provide Lapse Protection.  This rider provides a guarantee that the Contract will not lapse, regardless of investment results, as long as the No-Lapse Guarantee Value is greater than zero.  See Rider to Provide Lapse Protection.

It’s important to note that your No-Lapse Guarantee Value is calculated only to determine if your Contract is in default and does not represent any amounts actually payable as benefits under the Contract and does not change your actual Contract values.  In addition, any no-lapse charges used to calculate your No-Lapse Guarantee Value are used only to determine whether your Contract is in default and do not affect your actual Contract values.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, the monthly deductions described under CHARGES AND EXPENSES, and any added persistency credit.  See Persistency Credit.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life Variable Universal Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract Year.  No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the Fixed Rate Option.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date.  See Increases in Basic Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of the Coverage Segment amount to the total of all Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Persistency Credit Information

If your Contract is not in default, on each Monthly Date on or following at least the 5th Contract Anniversary, we may credit your Contract Fund with an additional amount for keeping your Contract in-force.  See the Persistency Credit section.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law).  In general, you will receive a refund of all premium payments made, less applicable federal and state income tax withholding.  However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less applicable federal and state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.   However, your Death Benefit may be protected under the Rider to Provide Lapse Protection or under the Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund and your No-Lapse Guarantee Value.  The No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or in default, on a monthly basis, and is not payable under the Contract.  It is equal to the No-Lapse Contract Fund, less any Contract Debt.

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  See the Rider to Provide Lapse Protection section.  Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses and you reinstate it, the benefits under the Rider to Provide Lapse Protection will no longer be available.

Risks of Using the Contract as a Short Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.  In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges and the No-Lapse Guarantee Value is zero or less.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Riders - Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

We have established a Separate Account, the Pruco Life Variable Universal Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our other assets.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to its general account.  We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  There may be Portfolios described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers

Prudential Investments LLC serves as the investment manager for The Prudential Series Fund (PSF).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the Advanced Series Trust (AST).

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.    For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
AST Advanced Strategies - Class 1	A high level of absolute return.	LSV Asset Management, Marsico Capital Management LLC, Pacific Investment Management Company, LLC, Quantitative Management Associates LLC, T. Rowe Price Associates Inc., William Blair & Company LLC.
AST Balanced Asset Allocation - Class 1	The highest potential total return consistent with its specified level of risk tolerance.	Quantitative Management Associates LLC
AST BlackRock Global Strategies - Class 1	A high total return consistent with a moderate level of risk.	BlackRock Investment Management, LLC
AST First Trust Balanced Target - Class 1	Long-term capital growth balanced by current income.	First Trust Advisors L.P.
AST J.P. Morgan Strategic Opportunities - Class 1	Maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Preservation Asset Allocation - Class 1	The highest potential total return consistent with its specified level of risk tolerance.	Quantitative Management Associates LLC

Variable Investment Option	Investment Objective Summary	Subadviser
AST Prudential Growth Allocation (previously AST First Trust Capital Appreciation Target Portfolio) - Class 1	Total return.	Prudential Investment Management, Inc. Quantitative Management Associates LLC
AST RCM World Trends* (previously AST Moderate Asset Allocation Portfolio effective 12/17/12; AST CLS Moderate Asset Allocation Portfolio prior to 12/17/12) - Class 1

*RCM is a trademark of Allianz Global Investors U.S. LLC
	To obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical - Class 1
To outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays U.S. Aggregate Bond Index (30%).
Schroder Investment Management North America, Inc. and Schroder Investment Management North America, Limited.
AST Schroders Multi-Asset World Strategies - Class 1	Long-term capital appreciation.	Schroder Investment Management North America, Inc. and Schroder Investment Management North America, Limited
AST T. Rowe Price Asset Allocation - Class 1	A high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.	T. Rowe Price Associates, Inc.

PSF Conservative Balanced - Class 1	Total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc. Quantitative Management Associates LLC
PSF Flexible Managed - Class 1	Total return consistent with an aggressively managed diversified portfolio.	Prudential Investment Management, Inc. Quantitative Management Associates LLC
PSF Money Market - Class 1	Maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
Unaffiliated Funds
TOPSTM Managed Risk Balanced ETF Portfolio - Class 2 (previously TOPSTM Protected Balanced ETF Portfolio)	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./Milliman, Inc.
TOPSTM Managed Risk Growth ETF Portfolio - Class 2 (previously TOPSTM Protected Growth ETF Portfolio)	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman, Inc.
TOPSTM Managed Risk Moderate Growth ETF Portfolio - Class 2 (previously TOPSTM Protected Moderate Growth ETF Portfolio)	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman, Inc.

The investment managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

More detailed information is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

We have entered into agreements with the principal underwriter, transfer agent, investment advisor, distributor and/or other related entities of the underlying funds.  Under the terms of these agreements, we provide administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

We and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2013, the administrative service fees we receive range from 0.05% to 0.40% of the average assets allocated to the Fund.  The service fees received from PSF and AST are 0.05% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive will range from 0.10% to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee of 0.10%:

Affiliated Funds - Portfolio:
AST Advanced Strategies	AST Prudential Growth Allocation
AST BlackRock Global Strategies	AST Schroders Global Tactical
AST First Trust Balanced Target	AST Schroders Multi-Asset World Strategies
AST J.P. Morgan Strategic Opportunities	AST T. Rowe Price Asset Allocation
AST RCM World Trends Portfolio

The following Funds currently pay a 12b-1 fee of 0.25%:

Unaffiliated Funds - Portfolio:
TOPSTM Managed Risk Balanced ETF Portfolio
TOPSTM Managed Risk Growth ETF Portfolio
TOPSTM Managed Risk Moderate Growth ETF Portfolio

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, we  guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 3%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.  We are not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Load Charges

We may charge up to 6% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Currently, we charge 4% of premiums for sales expenses in the first four Contract Years, 3% in Contract Years five through 10, and zero thereafter, of each Coverage Segment.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) by a monthly COI rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates vary by issue age, sex, underwriting class, and each Coverage Segment amount.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary (“CSO”) Mortality Tables.  Our current COI charges range from $0.01 to $83.34 per $1,000 of net amount at risk.  For information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we generally deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  The first part of the charge is a flat monthly fee of $25 per month in the first Contract Year and $9 per month thereafter.  The second part of the fee is an amount of up to $1.57 per $1,000 of the Basic Insurance Amount. The fee varies by issue age, sex, underwriting class, and extra ratings.  Generally, the rate per $1,000 of Basic Insurance Amount is higher for older issue ages and for higher risk classifications.

The following table provides samples of the initial administrative charges per $1,000 of Basic Insurance Amount:

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.21	$0.24	$0.18	$0.19
45	$0.31	$0.35	$0.27	$0.31
55	$0.53	$0.59	$0.45	$0.50
65	$0.83	$1.00	$0.80	$0.80

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

(b)
Similarly, we charge an administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  The first part of the charge is a flat monthly fee of $9 per month the first two years of the Coverage Segment and zero thereafter.  The second part of the fee is based on the Coverage Segment insurance amount.  The sample per $1,000 charges are the same as those shown in (a) above. The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, underwriting class, extra rating class, if any, and the effective date of the increase.

The highest charge per thousand for either of the instances described above applies to male, smokers above age 74 at certain rating classes.  The lowest charge per thousand for either of the instances described above is $0.06 and applies to females age 0.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of our operations.  Currently, no charge is being made to the Account for our federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.  See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for our federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.25%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.

We deduct the maximum surrender charge that applies to your Contract in the early durations.  The maximum surrender charge we deduct ranges from $2.39 to $34.53 per $1,000 of Basic Insurance Amount.  For example, the maximum surrender charge for a Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, with no riders is $8.37 per $1,000 of Basic Insurance Amount.  The range of maximum surrender charge is the same for segments representing an increase in Basic Insurance Amount.  Your actual charge will vary by duration, and the insured’s age, sex, rating class, and underwriting class.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.  The charge decreases to zero by the end of the 10th year for each Coverage Segment.

We will show a surrender charge threshold for each Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  If during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.

The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

If we are processing a full surrender of your Contract, and your Contract includes the Enhanced Cash Value Rider, and your Contract is not in default, we will determine the Additional Amount that is due to you and add that Additional Amount to your Cash Surrender Value.

This Additional Amount is not payable when your Contract is surrendered in connection with a 1035 Exchange.  The Additional Amount is available in states where it is approved.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year.

(b)	We charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Disability Benefit Rider - We deduct a monthly charge for this rider, which pays certain amounts into the Contract if the insured is totally disabled.  The charge is based on issue age, sex, and underwriting class of the insured.  We charge up to 28.75% of the total disability benefit which is equal to the total charges deducted on each Monthly Date, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•
Enhanced Cash Value Rider - We deduct a one time charge from the first monthly deduction on the Contract for this rider, which provides an Additional Amount upon full surrender of the Contract for its surrender value. The current charge is $0.50 per $1,000 of Basic Insurance Amount.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.   Additionally, each Contract is issued with an attached Rider to Provide Lapse Protection that is not optional.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Rider to Provide Lapse Protection, the Overloan Protection Rider, and the Living Needs Benefit Rider.  For more details about each rider, see below.

The amounts of these benefits, except for the Disability Benefit Rider and the Rider to Provide Lapse Protection, do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Additional restrictions may apply and are clearly described in the applicable rider.  A Pruco Life representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

Rider to Provide Lapse Protection

Your Contract is issued with an attached Rider to Provide Lapse Protection.  Under the Rider to Provide Lapse Protection, we agree to keep your Contract in-force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero.

At the Contract Date and on each Monthly Date, we will calculate your No-Lapse Guarantee Value (your No-Lapse Contract Fund, less any Contract Debt).  Your No-Lapse Contract Fund is the accumulated value of the prior No-Lapse Contract Fund, plus any no-lapse invested premium amounts, plus no-lapse interest, and minus a No-Lapse charge factor.  Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals, loans, and administrative fees.  If the No-Lapse Guarantee Value is greater than zero, your Contract will remain in-force until the next Monthly Date, even if you experience poor investment results and your Net Cash Value falls to zero or less.

Under the Rider to Provide Lapse Protection, if we receive your initial premium within 30 days after the Contract Date, we apply it to your No-Lapse Contract Fund as if we received it on your Contract Date.  For any premium we receive in the 21-day period preceding a Contract Anniversary on which the sale charges decrease, we will subtract a no-lapse charge for sales expenses no greater than the amount we would subtract if that premium were received on the Contract Anniversary.

Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in-force or in default.  These are not cash values that you realize by surrendering the Contract, nor are they payable as Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.

The charge factor used to determine the No-Lapse Guarantee Contract Fund and No-Lapse Guarantee Value will vary based on face amount, duration, age, sex, underwriting class, and extra ratings.  In addition, the charge factor is used only to determine whether your Contract is in default and does not affect your actual Contract values.  The charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract.

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less and the No-Lapse Guarantee Value equals zero or less, your Contract will be in default.  If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default.

Should any event occur that would cause your Contract to go into default or lapse, we will notify you of the required payment to keep your Contract in-force.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses, and you meet the requirements to reinstate it, you will no longer have a Rider to Provide Lapse Protection.  See LAPSE AND REINSTATEMENT.

If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance.   This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance.  See PREMIUMS and Tax Treatment of Contract Benefits - Treatment as Life Insurance.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your policy, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	we must receive a written request in Good Order to exercise the rider benefits;
(2)	Contract Debt must exceed the Basic Insurance Amount;
(3)	the Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract Debt must be a minimum of 95% of the cash value;
(6)	the Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.   This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Disability Benefit Rider - The Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined by the benefit provisions.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.

Enhanced Cash Value Rider - The Enhanced Cash Value Rider provides an Additional Amount upon full surrender of the Contract for its surrender value, but is not payable when the Contract is surrendered in connection with a 1035 exchange. This rider can only be elected at the time the Contract is issued, and cannot be removed after the Contract is issued.  A minimum Basic Insurance Amount of $250,000 is required for a Contract to be issued with the Enhanced Cash Value Rider.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85.  Currently, the minimum Basic Insurance Amount for a Contract issued for insureds ages 18 through 75 is $75,000 ($50,000 for insureds issue ages 0 through 17, $100,000 for insureds issue ages 76 through 80 and $250,000 for insureds issue ages 81 and above).  For Contracts issued with the Enhanced Cash Value Rider, the minimum Basic Insurance Amount is $250,000.   We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract.  Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 2.35 times the first month’s  No-Lapse Contract Fund charge.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Two suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for each premium type described below.  Understanding them may help you understand how the Contract works.

•
The Single Premium No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

•
The Lifetime Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 121, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

You should note that either one or both of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test.  In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance.   If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount.  This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance. If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in-force, and when you will need to pay that amount.  It’s important to know that these additional payment amounts could be substantial.  For an explanation of the Guideline Premium Test and the Cash Value Accumulation Test, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the Rider to Provide Lapse Protection.  When you do make a premium payment, the minimum amount that we will accept is $25.

You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the 10th day (or longer if required by state regulation), these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life Variable Universal Account.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).  With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See The Pruco Life Variable Universal Account section.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See The Pruco Life Variable Universal Account section. If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from two types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For a Contract with a Type B Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.

	Changing the Death Benefit from Type A Type B	Changing the Death Benefit from Type B Type A
Basic Insurance Amount	$300,000 → $250,000	$250,000 → $300,000
Contract Fund	$50,000 → $50,000	$50,000 → $50,000
Death Benefit*	$300,000 → $300,000	$300,000 → $300,000
* assuming there is no Contract Debt

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus, creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(6)	if we ask you to do so, you must send us the Contract to be endorsed; and
(7)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

Currently, we charge 4% of premiums for sales expenses in the first four Contract Years, 3% in Contract Years five through 10, and zero thereafter, of each Coverage Segment.  See the definition of Contract Year for an increase in Basic Insurance Amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 2001 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any.  The net amount at risk for the whole Contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments.  In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)	the Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.

The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, and any added persistency credit.  See Persistency Credit, below.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Persistency Credit

On each Monthly Date on or following at least your 5th Contract Anniversary, if your Contract is not in default, we may credit your Contract Fund with an additional amount (“persistency credit”) for keeping your Contract in-force.  The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.  This will not increase or otherwise affect any charges and expenses applicable to your Contract or riders.  No persistency credit will be calculated on the amount of any Contract loan.

The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans.  The persistency credit currently starts after the 12th Contract Anniversary and is currently calculated using an annual rate equal to 0.20% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly.  The credited amount will be allocated to the investment options according to your current premium allocation.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.01665%
Persistency Credit Amount	$16.65
New Contract Fund (net of outstanding loans)	$100,016.65

If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit.  The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated.  However, if your Contract remains in-force to the next Monthly Date, we will credit your Contract Fund with the calculated monthly amount for that Monthly Date.  The persistency credit will not change the status of your Contract if your Contract Fund, net of outstanding loans, is a negative amount and your Contract is kept in-force under the Rider to Provide Lapse Protection.  The persistency credit amount is not guaranteed, and we reserve the right to change this practice, modify the requirements, or discontinue the feature.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.  Generally on each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, the Contract will go into default, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  It is important to note, that loans reduce your No-Lapse Guarantee Value to the same extent that they reduce your Cash Surrender Value.  We will notify you of a 61-day grace period, within which time you may pay enough to obtain a positive No-Lapse Guarantee Value and thus keep the Contract in-force until your next Monthly Date.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Riders - Overloan Protection Rider section.

No persistency credit will be calculated on the amount of any Contract loans.  See the Persistency Credit section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  Any loan repayment amounts will also be reflected in your No-Lapse Guarantee Value.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(c)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(d)	The withdrawal amount must be at least $500.
(e)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Rider to Provide Lapse Protection, since withdrawals and their associated charges will decrease your No-Lapse Guarantee Value.  See Rider to Provide Lapse Protection.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in-force under the Rider to Provide Lapse Protection.  See Rider to Provide Lapse Protection.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(1)	we receive a written request for reinstatement;
(2)	renewed evidence of insurability is provided on the insured;
(3)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and
(4)	the Insured is living on the date the Contract is reinstated.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.  If your Contract is reinstated after lapse, the benefits under the Rider to Provide Lapse Protection will no longer be available.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Riders - Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes.

Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $56,178,356 in 2012, $60,952,205 in 2011, and $61,514,049 in 2010.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,168,552 in 2012, $2,477,021 in 2011, and $2,379,140 in 2010.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is an amount that is generally somewhat larger than the Lifetime Modal No-Lapse Premium.  See Available Types of Premium.  The Commissionable Target Premium will vary by issue age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 122% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, and up to 5% on premiums received in excess of the first year's Commissionable Target Premium.  Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium in Contract Years two through four and up to 4% of the Commissionable Target Premium in years five through 10.  Moreover, broker-dealers will receive compensation up to 3% on premiums received in years two through four and up to 2.5% on premiums in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.  Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 122% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and up to 6% of premiums received in years two through four, and up to 4% on premiums received in years five through 10 up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 5% on premiums received in year one, and up to 3% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2012) that received payment or accrued a payment amount with respect to variable product business during 2012 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2012 were $0.88 to $4,151,007, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which Pruco Life’s regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.
In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Pruco Life to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery Services v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life. The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, Pruco Life filed a motion to dismiss the complaint. In December 2012, the Court granted Pruco Life’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life. The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April, 2012, Pruco Life filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. This matter is concluded. We will cease reporting on this matter.

In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Pruco Life) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life’s use of the SSMDF and its claim handling procedures and Pruco Life is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life’s unclaimed property procedures.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

In July 2010, Pruco Life, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life received a similar request for information from the State of Connecticut Attorney General’s Office. Pruco Life is cooperating with these investigations. Pruco Life has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

FINANCIAL STATEMENTS

Our audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract.  The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date -The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment.  For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our  general assets.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About VUL Protector®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-158634.  The SAI contains additional information about the Pruco Life Variable Universal Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the VUL Protector® SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI and personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

VUL Protector®

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the VUL Protector® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information  and of the related prospectus is May 1, 2013.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	6
Charges for Increases in Basic Insurance Amount	6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	6

DISTRIBUTION AND COMPENSATION	6

EXPERTS	8

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $35,198,133 in 2012, $34,382,740 in 2011, and $23,382,978 in 2010 of which the life business accounted for $4,197,463, $9,835,417, and $10,511,586 respectively.

Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering VUL Protector® Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

1

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010, is unaffected by the Regulus acquisition.  Regulus received $2,043,400 in 2012, $2,249,074 in 2011, and $2,750,655 in 2010 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA  30092.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract Owner and the Contract is delivered.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

2

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; and (2) Type B, a variable Death Benefit.  The Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance, and the Type B (variable) Death Benefit varies with investment performance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

3

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

5

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2012) that received payment or accrued a payment amount with respect to variable product business during 2012.  The least amount paid or accrued and the greatest amount paid or accrued during 2012 were $0.88 to $4,151,007, respectively.

Name of Firms:

1717 Capital Management Company, 1st Global Capital Corp, 3 Mark Equities Inc, AFA Financial Group LLC, Allied Beacon Partners Inc, Allstate Financial Services LLC, American Independent Securities Group LLC, American Portfolios Fin SVCS Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Amsouth Investment Services Inc, Aon Consulting Inc, Arlington Securities Inc, Askar Corporation, Associated Securities Corp, Aurum Securities Corp, Ausdal Financial Partners Inc, AXA Network LLC, BB&T Investments Services Inc, BBVA Compass Investment Solutions Inc, BCG Securities Inc, Beaconsfield Financial Services, Benefit Funding Services LLC, Berthel Fisher & Co Financial Services I, BG Worldwide Securities Inc, Brewster Securities Inc, Broker Dealer Financial Services Corp, Brokers International Financial Services, Brookstone Securities Inc, Cadaret  Grant & Co Inc, Cambridge Investment Research Inc, Cambridge Legacy Sec LLC, CAP PRO Brokerage Servi, Capital Analysts Inc, Capital Financial Services Inc, Capital Investment Group Inc, Capital Select Investments Corp, Capital Synergy Partners Inc, Catholic Financial Services Corporation, CBIZ Financial Solutions Inc, CCO Investment Services Corp, Centara Capital Securities Inc, Centaurus Financial Inc, CFA/Lincoln Financial Advisors, CFD Investments Inc, Citigroup Global Markets Inc, Clark Securities Inc, CMS Investment Resources Inc, Comerica Securities Inc, Commonwealth Financial Network, Comprehensive Asset Management, Coordinated Capital Securities, Country Capital

6

Management Company, CPS Financial & Insurance Services Inc, Crown Capital Securities LP, Curtis Securities LLC, CUSO Financial Services LP, Cutter & Company Brokerage Inc, Delta Trust Investments Inc, Dempsey Fin Network Inc, Dewaay Insurance Agency LLC, Dolphin Securities Inc, Dunwoody Brokerage SVC Inc, E Planning Securities Inc, Edward Jones & Co Inc, Edwin C Blitz Investments Inc, Elite Securities Inc, Empire Sec Corp, Enterprise Securities Company, Equity Services Inc, Essex Financial Services Inc, Executive Services Securities LLC, Farmers Financial Solutions, FBL Marketing Services LLC, Fifth Third Securities Inc, Financial Network Investment Corporation, Financial Telesis Inc, Financial West Investment Group, Fintegra LLC, First Allied Securities Inc, First Asset Financial Inc, First Brokerage America LLC, First Heartland Capital Inc, First State Financial Mgmt Inc, First Wall Street Corp, FNBB Capital Markets LLC, Foothill Securities Inc, Fortune Financial Services Inc, Fortune Securities Inc, Founders Financial Securities LLC, FPCM Securities LLC, FSC Securities Corp, GA Financial Inc, Geneos Wealth Management Inc, Genworth Financial Securities Corp, Girard Securities Inc, Globalink Securities Inc. Guardian Inv SVS Corp, GWN Securities Inc, H Beck Inc, H D Vest Insurance Agency LLC, H&R Block Financial Advisors Inc, Haas Financial Products Inc, Hancock Securities Group LLC, Hantz Financial Services, Inc., Harbor Financial Services LLC, Harbour Investments Inc, Herndon Plant Oakley Ins Agcy LLC, Horan Securities Inc, Hornor Townsend & Kent Inc, Huntleigh Securities Corp, IMS Securities Inc, Independent Financial Group LLC, ING Financial Partners Inc, Interlink Securities Corp, Intervest International Equities Corporation, Invest Financial Corporation, Investacorp Inc., Investment Centers Of America, Investment Professionals Inc, Investors Capital Corporation, Investors Security Company Inc, Iron Street Securities Inc, J J B Hilliard Wl Lyons LLC, J W Cole Financial Inc, Janney Montgomery Scott LLC, JJB Hilliard W L Lyons Inc, JW Cole Financial Inc, KCD Finanical Inc, KCG Securities LLC, Key West Investments LLC, KMS Financial Services Inc, Kovack Securities Inc, L M Kohn & Co, Larson Financial Group LLC, Lasalle ST Securities LLC, LCL Investments Inc, Leaders Group Inc, Legacy Financial Services Inc, Legend Equities Corp, Lifemark Securities Corp, Lincoln Financial Advisors Corp, Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc, LPL Financial Corporation, LSY Inc DBA American Investors CO, M Financial Securities Marketing Inc, M Holdings Securities Inc, M&T Securities Inc, MAFG Ria Services Inc, Medallion Investment Services Inc, Meridien Financial Group Inc, Merrill Lynch Pierce Fenner & Smith Inc, Metlife Securities Inc, Mid Atlantic Capital Corporation, Midamerica Financial Services Inc, MMC Securities Corp, MML Investors Servicies Inc, Money Concepts Capital Corp, Montage Securities LLC, Morgan Keegan & Company Inc, Morgan Stanley & Co LLC, Morgan Stanley Smith Barney, MTL Equity Products Inc, Multi Financial Sec Corp, Mutual Service Corp, Mutual Trust Co Of America Securities, MWA Financial Services Inc, National Planning Corporation, Network Agency, Inc., New England Securities Corp, Newport Coast Securities, Newport Group Securities Inc, Next Financial Group Inc, NFP Securities Inc, Northland Securities Inc, Northstar Securities, Northwestern Mutual Investment Services LLC, NPB Financial Group LLC, NYLife Securities LLC, O N Equity Sales Company, Oberweis Securities Inc, OBS Brokerage Services Inc, Ogilvie Sec Advisors Corp, Olde Economie Risk Mgmt Inc, OneAmerica Securities Inc, Oppenheimer & Co., Inc., Pacific West Securities, Packerland Brokerage Services Inc, Pan American Financial Services Inc, Park Avenue Securities, Pension Planners Securities Inc, PJ Robb Variable Corp, Primevest Financial Services Inc, Princor Financial Services Corp, Private Client Services LLC, Private Consulting Group Inc, Private Placement Insurance Products, Ll, Proequities Inc, Prospera Financial Services, Purshe Kaplan Sterling Investments Inc, Qa3 Financial Corp, Quest Capital Strategies Inc, Questar Agency Inc, Questar Capital Corporation, Ra Bench, Rampart Financial Services Inc, Raymond James & Associates Inc, RBC Capital Markets Corporation, Resource Horizons Group LLC, Retirement Capital Group, RMIN Securities Inc, Robert W Baird & Co Inc, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial Inc, Sammons Securities Company LLC, Sanders Morris Harris, Inc., Saxony Securities, Inc, Scf Securities Inc, Securian Finanical Services Inc, Securities America Inc, Securities Service Network Inc, Sigma Financial Corp, Signal Securities Inc, Signator Investors Inc, SII Investments Inc, Smith Brown & Groover Inc, Sorrento Pacific Financial LLC, Source Capital Group Inc, SSI Equity Services Inc, St Bernard Financial Services Inc, Stanley Laman Group Securities LLC, Stephens Inc, Sterne Agee & Leach Inc, Stifel Nicolaus & Company Inc, Summit Brokerage Services, Inc., Summit Equities Inc, Sunset Financial Services Inc, SWS Financial Services Inc, Symetra Investment Services Inc, Syndicated Capital Inc, Synergy Investment Group LLC, Synovus Securities Inc, TFS Securities Inc, The Strategic Financial Alliance Inc, Thoroughbred Financial Services LLC, Tower Square Sercurities Inc, Trading Services Corp, Transamerica Financial Advisors Inc, Triad Advisors Inc, Trustmont Financial Group Inc, UBS Financial Services Inc, United Planners Financial Services, United Securities Alliance Inc, Univest Investments Inc, Us Bancorp Investments Inc, USA Financial Securities Corp, Usallianz Securities Inc, USI Securities Inc, UVEST Investment Services Inc, Valic Financial Advisors, Inc., Valmark Securities Inc, Veravest Investments Inc, VSR Financial Services Inc, W S Griffith Sec Inc, Wachovia Insurance Services Broker Dealer Inc, Waddell & Reed, Inc., Wall Street Financial Group Inc, Walnut Street Securities Inc, Waterstone Financial Group, Wealth Preservation Associates LLC, Wells Fargo Advisors LLC, Wells Fargo Wealth Brokerage Ins Agency LLC, Western Equity Group Inc, Western International Securities Inc, Wilbanks Securities Inc, Wilgus Associates Inc, Windham Financial Services Inc, Woodbury Financial Services Inc, World Capital Brokerage Inc, World Equity Group Inc, Worth Financial Group Inc, WRP Investments Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

7

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of Pruco Life Variable Universal Account as of December 31, 2012 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if VUL Protector® had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with VUL Protector® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

8

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

  9

 FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$214,936,177	$115,594,782	$60,730,354	$11,279,643	$7,962,816

Net Assets	$214,936,177	$115,594,782	$60,730,354	$11,279,643	$7,962,816

NET ASSETS, representing:
Accumulation units	$214,936,177	$115,594,782	$60,730,354	$11,279,643	$7,962,816

	$214,936,177	$115,594,782	$60,730,354	$11,279,643	$7,962,816

Units outstanding	134,236,349	38,478,588	35,374,345	6,829,820	3,748,860

Portfolio shares held	21,493,618	9,730,200	2,265,213	634,758	448,104
Portfolio net asset value per share	$10.00	$11.88	$26.81	$17.77	$17.77
Investment in portfolio shares, at cost	$214,936,177	$109,108,964	$51,183,243	$9,875,318	$6,905,646

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$23,567	$4,893,093	$353,018	$178,872	$170,419

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	922,962	506,717	185,328	78,721	35,192

NET INVESTMENT INCOME (LOSS)	(899,395)	4,386,376	167,690	100,151	135,227

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	4,796,676	0	0	0
Realized gain (loss) on shares redeemed	0	614,714	853,834	61,341	350,155
Net change in unrealized gain (loss) on investments	0	899,707	6,390,988	901,105	375,372

NET GAIN (LOSS) ON INVESTMENTS	0	6,311,097	7,244,822	962,446	725,527

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(899,395)	$10,697,473	$7,412,512	$1,062,597	$860,754

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$54,609,069	$31,749,293	$7,449,567	$236,102,226	$20,592,981	$135,775,966	$63,858,933	$36,114,278

$54,609,069	$31,749,293	$7,449,567	$236,102,226	$20,592,981	$135,775,966	$63,858,933	$36,114,278

$54,609,069	$31,749,293	$7,449,567	$236,102,226	$20,592,981	$135,775,966	$63,858,933	$36,114,278

$54,609,069	$31,749,293	$7,449,567	$236,102,226	$20,592,981	$135,775,966	$63,858,933	$36,114,278

9,379,331	13,745,375	892,546	114,869,690	14,649,802	34,897,926	48,043,156	7,361,410

3,022,085	6,035,987	220,206	6,622,783	1,052,273	11,174,977	2,366,899	1,945,812
$18.07	$5.26	$33.83	$35.65	$19.57	$12.15	$26.98	$18.56
$50,423,090	$29,651,098	$8,250,677	$198,278,882	$18,164,063	$133,481,546	$46,169,953	$31,037,170

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$533,039	$2,063,181	$35,749	$3,898,208	$315,224	$2,853,816	$98,110	$212,057

173,181	75,651	14,503	951,885	61,979	827,530	183,409	204,802

359,858	1,987,530	21,246	2,946,323	253,245	2,026,286	(85,299)	7,255

0	0	615,509	689,321	0	4,392,128	0	1,766,454
180,477	149,599	(189,915)	2,915,056	112,821	338,242	1,272,221	421,154

6,630,026	1,707,747	(721,955)	25,324,934	2,678,537	(2,663,161)	7,634,569	2,743,108

6,810,503	1,857,346	(296,361)	28,929,311	2,791,358	2,067,209	8,906,790	4,930,716

$7,170,361	$3,844,876	$(275,115)	$31,875,634	$3,044,603	$4,093,495	$8,821,491	$4,937,971

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$6,509,184	$2,299,372	$2,962,977	$5,303,470	$4,077,444

Net Assets	$6,509,184	$2,299,372	$2,962,977	$5,303,470	$4,077,444

NET ASSETS, representing:
Accumulation units	$6,509,184	$2,299,372	$2,962,977	$5,303,470	$4,077,444

	$6,509,184	$2,299,372	$2,962,977	$5,303,470	$4,077,444

Units outstanding	5,199,188	2,633,485	3,000,826	2,598,176	3,952,058

Portfolio shares held	468,287	86,933	102,774	813,416	193,795
Portfolio net asset value per share	$13.90	$26.45	$28.83	$6.52	$21.04
Investment in portfolio shares, at cost	$6,012,445	$1,905,232	$2,228,810	$5,385,232	$3,521,640

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$76,127	$15,462	$0	$122,645	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	35,710	19,448	15,465	40,073	19,221

NET INVESTMENT INCOME (LOSS)	40,417	(3,986)	(15,465)	82,572	(19,221)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	54,391	0	0	285,654
Realized gain (loss) on shares redeemed	60,899	182,232	103,922	(409,262)	36,861
Net change in unrealized gain (loss) on investments	968,801	196,557	311,061	1,076,140	88,655

NET GAIN (LOSS) ON INVESTMENTS	1,029,700	433,180	414,983	666,878	411,170

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,070,117	$429,194	$399,518	$749,450	$391,949

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Utilities Fund	Invesco V.I. Technology Fund

$995,901	$271,485	$3,470,971	$49,110,519	$4,022,716	$1,761,890	$69,672	$542,519

$995,901	$271,485	$3,470,971	$49,110,519	$4,022,716	$1,761,890	$69,672	$542,519

$995,901	$271,485	$3,470,971	$49,110,519	$4,022,716	$1,761,890	$69,672	$542,519

$995,901	$271,485	$3,470,971	$49,110,519	$4,022,716	$1,761,890	$69,672	$542,519

771,054	151,215	5,591,847	23,910,006	363,505	987,247	53,666	1,463,933

144,334	17,314	109,633	3,584,709	252,525	138,622	4,301	32,159
$6.90	$15.68	$31.66	$13.70	$15.93	$12.71	$16.20	$16.87
$864,826	$237,072	$3,198,477	$41,517,905	$3,593,462	$1,544,628	$66,688	$421,965

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Utilities Fund	Invesco V.I. Technology Fund
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$19,935	$1,346	$0	$211,781	$0	$19,231	$4,222	$0

1,879	592	6,509	112,119	3,587	3,273	251	1,161

18,056	754	(6,509)	99,662	(3,587)	15,958	3,971	(1,161)

0	0	0	0	124,788	0	4,820	0
7,766	6,341	223	458,925	46,539	14,134	1,621	13,700

101,070	45,155	590,735	6,279,985	177,584	162,195	(9,117)	39,048

108,836	51,496	590,958	6,738,910	348,911	176,329	(2,676)	52,748

$126,892	$52,250	$584,449	$6,838,572	$345,324	$192,287	$1,295	$51,587

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Small- & Mid- Cap Growth Fund/VA Service Shares	Janus Aspen Janus Portfolio – Service Shares	SP Prudential U.S. Emerging Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,024,254	$2,572,502	$66,657	$3,244,468	$58,240,681

Net Assets	$3,024,254	$2,572,502	$66,657	$3,244,468	$58,240,681

NET ASSETS, representing:
Accumulation units	$3,024,254	$2,572,502	$66,657	$3,244,468	$58,240,681

	$3,024,254	$2,572,502	$66,657	$3,244,468	$58,240,681

Units outstanding	3,178,006	1,421,987	95,116	2,697,698	28,003,137

Portfolio shares held	70,038	90,517	1,252	124,166	6,908,740
Portfolio net asset value per share	$43.18	$28.42	$53.25	$26.13	$8.43
Investment in portfolio shares, at cost	$2,423,670	$2,333,656	$53,432	$2,548,469	$49,242,066

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Small- & Mid- Cap Growth Fund/VA Service Shares	Janus Aspen Janus Portfolio – Service Shares	SP Prudential U.S. Emerging Growth Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$0	$63,465	$0	$14,092	$230,753

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	5,577	4,905	137	7,954	135,221

NET INVESTMENT INCOME (LOSS)	(5,577)	58,560	(137)	6,138	95,532

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	170,763	0	54,517	3,975,739
Realized gain (loss) on shares redeemed	32,226	7,035	2,716	65,249	853,388
Net change in unrealized gain (loss) on investments	394,299	53,184	7,406	387,005	3,597,238

NET GAIN (LOSS) ON INVESTMENTS	426,525	230,982	10,122	506,771	8,426,365

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$420,948	$289,542	$9,985	$512,909	$8,521,897

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund	M Business Opportunity Value Fund	ProFund VP Asia 30

$8,492,193	$16,323,871	$29,584,112	$1,538,415	$1,431,827	$766,165	$1,562,979	$2,919

$8,492,193	$16,323,871	$29,584,112	$1,538,415	$1,431,827	$766,165	$1,562,979	$2,919

$8,492,193	$16,323,871	$29,584,112	$1,538,415	$1,431,827	$766,165	$1,562,979	$2,919

$8,492,193	$16,323,871	$29,584,112	$1,538,415	$1,431,827	$766,165	$1,562,979	$2,919

3,599,802	10,121,531	18,735,666	86,502	70,910	47,314	94,193	994

229,333	3,079,976	4,468,899	80,126	61,242	66,220	136,624	60
$37.03	$5.30	$6.62	$19.20	$23.38	$11.57	$11.44	$48.72
$9,144,971	$17,487,860	$32,936,833	$1,321,714	$1,382,819	$889,604	$1,410,142	$2,795

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund	M Business Opportunity Value Fund	ProFund VP Asia 30
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$48,391	$104,077	$772,201	$677	$4,448	$15,098	$10,311	$0

11,936	32,507	67,926	0	0	0	0	3

36,455	71,570	704,275	677	4,448	15,098	10,311	(3)

852,212	0	0	0	90,003	0	0	0
(132,992)	(349,922)	(776,675)	45,224	7,320	(147,646)	5,588	76

160,523	3,485,800	4,602,627	203,841	118,699	290,447	177,199	148

879,743	3,135,878	3,825,952	249,065	216,022	142,801	182,787	224

$916,198	$3,207,448	$4,530,227	$249,742	$220,470	$157,899	$193,098	$221

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	ProFund VP Banks	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP UltraBull
ASSETS
Investment in the portfolios, at fair value	$0	$371	$176	$454	$19,979

Net Assets	$0	$371	$176	$454	$19,979

NET ASSETS, representing:
Accumulation units	$0	$371	$176	$454	$19,979

	$0	$371	$176	$454	$19,979

Units outstanding	0	176	456	165	13,219

Portfolio shares held	0	8	11	13	1,489
Portfolio net asset value per share	$12.42	$47.28	$15.48	$34.29	$13.42
Investment in portfolio shares, at cost	$0	$379	$178	$415	$19,965

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	ProFund VP Banks	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP UltraBull
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$0	$1	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	1	47	2	177

NET INVESTMENT INCOME (LOSS)	0	0	(47)	(2)	(177)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	(31)	(13)	(573)	260	61,596
Net change in unrealized gain (loss) on investments	0	12	(14)	31	(22)

NET GAIN (LOSS) ON INVESTMENTS	(31)	(1)	(587)	291	61,574

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31)	$(1)	$(634)	$289	$61,397

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet	ProFund VP Japan

$0	$0	$12,015	$33,925	$7,228	$3,311	$1,309	$8,919

$0	$0	$12,015	$33,925	$7,228	$3,311	$1,309	$8,919

$0	$0	$12,015	$33,925	$7,228	$3,311	$1,309	$8,919

$0	$0	$12,015	$33,925	$7,228	$3,311	$1,309	$8,919

0	0	4,078	18,782	8,015	2,017	434	7,078

0	0	267	1,571	340	89	22	700
$41.05	$40.14	$45.02	$21.59	$21.27	$37.12	$59.70	$12.75
$0	$0	$12,027	$32,155	$6,675	$3,245	$1,327	$8,058

SUBACCOUNTS (Continued)
ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet	ProFund VP Japan
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$0	$357	$12	$1,618	$7	$13	$0	$0

2	69	29	112	17	10	0	26

(2)	288	(17)	1,506	(10)	3	0	(26)

0	0	846	0	0	0	0	0
226	3,126	411	(1,748)	645	724	(92)	(299)

(53)	38	(925)	6,208	889	(91)	(19)	2,209

173	3,164	332	4,460	1,534	633	(111)	1,910

$171	$3,452	$315	$5,966	$1,524	$636	$(111)	$1,884

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals
ASSETS
Investment in the portfolios, at fair value	$3,372	$1,639	$1,806,057	$82,346	$3,276

Net Assets	$3,372	$1,639	$1,806,057	$82,346	$3,276

NET ASSETS, representing:
Accumulation units	$3,372	$1,639	$1,806,057	$82,346	$3,276

	$3,372	$1,639	$1,806,057	$82,346	$3,276

Units outstanding	1,584	769	1,677,681	36,402	2,642

Portfolio shares held	88	56	1,806,057	3,628	119
Portfolio net asset value per share	$38.33	$29.04	$1.00	$22.70	$27.62
Investment in portfolio shares, at cost	$3,316	$1,621	$1,806,057	$73,514	$3,237

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$0	$18	$366	$0	$47

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4	27	4,613	280	10

NET INVESTMENT INCOME (LOSS)	(4)	(9)	(4,247)	(280)	37

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	192	(595)	0	12,425	795
Net change in unrealized gain (loss) on investments	82	1,794	0	9,049	(346)

NET GAIN (LOSS) ON INVESTMENTS	274	1,199	0	21,474	449

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$270	$1,190	$(4,247)	$21,194	$486

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP Semiconductor	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth

$18,729	$37,764	$0	$0	$0	$0	$78,096	$8,127

$18,729	$37,764	$0	$0	$0	$0	$78,096	$8,127

$18,729	$37,764	$0	$0	$0	$0	$78,096	$8,127

$18,729	$37,764	$0	$0	$0	$0	$78,096	$8,127

9,314	17,962	0	0	0	0	38,333	3,646

494	731	0	0	0	0	2,624	249
$37.95	$51.69	$6.98	$18.33	$6.87	$6.24	$29.76	$32.63
$21,095	$37,028	$0	$0	$0	$0	$66,185	$8,075

SUBACCOUNTS (Continued)
ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP Semiconductor	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$0	$1,005	$0	$0	$0	$0	$0	$0

54	106	42	0	26	14	257	12

(54)	899	(42)	0	(26)	(14)	(257)	(12)

0	0	0	0	0	0	1,959	0
(113)	8,652	(22,549)	16	(2,210)	415	5,780	532

(3,324)	(2,405)	20,120	0	0	0	6,287	80

(3,437)	6,247	(2,429)	16	(2,210)	415	14,026	612

$(3,491)	$7,146	$(2,471)	$16	$(2,236)	$401	$13,769	$600

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap
ASSETS
Investment in the portfolios, at fair value	$0	$370	$4,547	$7,134	$0

Net Assets	$0	$370	$4,547	$7,134	$0

NET ASSETS, representing:
Accumulation units	$0	$370	$4,547	$7,134	$0

	$0	$370	$4,547	$7,134	$0

Units outstanding	0	198	3,043	3,582	0

Portfolio shares held	0	20	545	310	0
Portfolio net asset value per share	$30.41	$18.30	$8.35	$22.99	$31.44
Investment in portfolio shares, at cost	$0	$388	$4,156	$7,323	$0

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$0	$0	$148	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	35	10	713	21

NET INVESTMENT INCOME (LOSS)	0	(35)	138	(713)	(21)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	52,435	0
Realized gain (loss) on shares redeemed	0	2,157	140	37,989	7,010
Net change in unrealized gain (loss) on investments	0	1,090	259	(80,458)	0

NET GAIN (LOSS) ON INVESTMENTS	0	3,247	399	9,966	7,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$0	$3,212	$537	$9,253	$6,989

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST BlackRock Value Portfolio

$15,420	$0	$43,649	$373	$18,229,923	$4,273,692	$3,759,926	$3,502,420

$15,420	$0	$43,649	$373	$18,229,923	$4,273,692	$3,759,926	$3,502,420

$15,420	$0	$43,649	$373	$18,229,923	$4,273,692	$3,759,926	$3,502,420

$15,420	$0	$43,649	$373	$18,229,923	$4,273,692	$3,759,926	$3,502,420

5,429	0	27,927	167	1,427,492	266,362	265,207	283,989

536	0	1,479	12	1,273,929	582,247	267,610	367,515
$28.77	$13.35	$29.52	$31.68	$14.31	$7.34	$14.05	$9.53
$15,328	$0	$43,604	$376	$14,226,600	$3,460,701	$3,434,255	$3,357,348

SUBACCOUNTS (Continued)
ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST BlackRock Value Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$0	$0	$0	$8	$0	$58,272	$50,275	$36,780

94	40	109	1	43,028	3,940	4,530	3,161

(94)	(40)	(109)	7	(43,028)	54,332	45,745	33,619

0	0	0	0	0	0	0	0
15,408	14,038	5,617	40	279,033	76,064	18,451	(2,812)

93	0	(2,271)	(140)	2,424,915	391,880	245,129	347,278

15,501	14,038	3,346	(100)	2,703,948	467,944	263,580	344,466

$15,407	$13,998	$3,237	$(93)	$2,660,920	$522,276	$309,325	$378,085

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,726,518	$4,276,295	$3,169,602	$16,682,480	$9,043,375

Net Assets	$2,726,518	$4,276,295	$3,169,602	$16,682,480	$9,043,375

NET ASSETS, representing:
Accumulation units	$2,726,518	$4,276,295	$3,169,602	$16,682,480	$9,043,375

	$2,726,518	$4,276,295	$3,169,602	$16,682,480	$9,043,375

Units outstanding	192,839	286,424	183,648	1,804,426	783,515

Portfolio shares held	283,127	286,615	603,734	1,174,823	423,379
Portfolio net asset value per share	$9.63	$14.92	$5.25	$14.20	$21.36
Investment in portfolio shares, at cost	$2,500,523	$3,509,074	$2,916,548	$17,326,743	$8,020,477

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$0	$18,574	$0	$524,045	$45,976

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	2,531	3,929	2,893	34,127	19,202

NET INVESTMENT INCOME (LOSS)	(2,531)	14,645	(2,893)	489,918	26,774

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	347,007	0	0
Realized gain (loss) on shares redeemed	18,060	52,605	21,723	(125,841)	350,396
Net change in unrealized gain (loss) on investments	406,133	568,355	122,110	1,971,221	792,998

NET GAIN (LOSS) ON INVESTMENTS	424,193	620,960	490,840	1,845,380	1,143,394

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$421,662	$635,605	$487,947	$2,335,298	$1,170,168

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio

$1,397,465	$291,343	$13,302,238	$1,701,119	$9,980,051	$1,839,816	$4,315,822	$1,728,401

$1,397,465	$291,343	$13,302,238	$1,701,119	$9,980,051	$1,839,816	$4,315,822	$1,728,401

$1,397,465	$291,343	$13,302,238	$1,701,119	$9,980,051	$1,839,816	$4,315,822	$1,728,401

$1,397,465	$291,343	$13,302,238	$1,701,119	$9,980,051	$1,839,816	$4,315,822	$1,728,401

101,289	17,744	970,911	123,760	704,102	111,812	322,558	118,526

125,109	11,935	587,036	160,786	506,602	154,997	194,406	154,459
$11.17	$24.41	$22.66	$10.58	$19.70	$11.87	$22.20	$11.19
$1,174,906	$235,329	$9,918,035	$1,702,953	$11,246,571	$1,568,876	$3,902,345	$1,728,963

SUBACCOUNTS (Continued)
AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$0	$0	$0	$17,858	$47,686	$17,954	$74,026	$42,602

1,143	296	29,995	1,497	10,344	1,488	3,769	1,706

(1,143)	(296)	(29,995)	16,361	37,342	16,466	70,257	40,896

0	0	0	43,800	0	0	0	29,643
15,978	3,710	295,382	0	(273,837)	8,111	4,451	(3,311)

152,135	30,282	1,156,125	6,368	588,871	278,138	677,957	18,910

168,113	33,992	1,451,507	50,168	315,034	286,249	682,408	45,242

$166,970	$33,696	$1,421,512	$66,529	$352,376	$302,715	$752,665	$86,138

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
ASSETS
Investment in the portfolios, at fair value	$69,367	$1,106,700	$333,733	$123,188	$242,201

Net Assets	$69,367	$1,106,700	$333,733	$123,188	$242,201

NET ASSETS, representing:
Accumulation units	$69,367	$1,106,700	$333,733	$123,188	$242,201

	$69,367	$1,106,700	$333,733	$123,188	$242,201

Units outstanding	6,383	80,635	27,779	10,370	19,447

Portfolio shares held	4,357	75,853	18,984	3,732	15,476
Portfolio net asset value per share	$15.92	$14.59	$17.58	$33.01	$15.65
Investment in portfolio shares, at cost	$62,468	$998,001	$291,858	$113,134	$207,408

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$66	$20,552	$2,503	$485	$382

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	59	781	315	100	205

NET INVESTMENT INCOME (LOSS)	7	19,771	2,188	385	177

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	51,062	0	0	0
Realized gain (loss) on shares redeemed	3,061	9,033	12,678	2,218	5,409
Net change in unrealized gain (loss) on investments	8,107	62,682	27,920	6,015	31,488

NET GAIN (LOSS) ON INVESTMENTS	11,168	122,777	40,598	8,233	36,897

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,175	$142,548	$42,786	$8,618	$37,074

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
MFS® Utilities Series – Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio

$1,786,865	$1,276,397	$68,436,630	$1,843,608	$47,191,304	$78,911,993	$18,426,971	$1,100,846

$1,786,865	$1,276,397	$68,436,630	$1,843,608	$47,191,304	$78,911,993	$18,426,971	$1,100,846

$1,786,865	$1,276,397	$68,436,630	$1,843,608	$47,191,304	$78,911,993	$18,426,971	$1,100,846

$1,786,865	$1,276,397	$68,436,630	$1,843,608	$47,191,304	$78,911,993	$18,426,971	$1,100,846

152,664	84,730	5,709,814	115,919	3,776,199	6,277,235	1,501,269	71,394

64,718	92,292	5,466,185	96,676	4,742,845	6,727,365	1,529,209	107,610
$27.61	$13.83	$12.52	$19.07	$9.95	$11.73	$12.05	$10.23
$1,605,201	$1,210,640	$64,982,361	$1,695,701	$39,976,480	$69,157,751	$17,063,897	$1,032,594

SUBACCOUNTS (Continued)
MFS® Utilities Series – Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$105,094	$21,894	$1,779,569	$19,237	$128,814	$760,929	$200,677	$16,478

1,543	2,583	164,554	3,559	74,862	138,936	39,403	2,181

103,551	19,311	1,615,015	15,678	53,952	621,993	161,274	14,297

0	0	712,244	12,197	0	2,435,738	1,040,209	0
27,687	1,150	279,147	5,831	490,701	681,890	131,153	3,900
61,411	83,643	3,097,154	129,274	3,974,064	4,731,453	322,081	72,492

89,098	84,793	4,088,545	147,302	4,464,765	7,849,081	1,493,443	76,392

$192,649	$104,104	$5,703,560	$162,980	$4,518,717	$8,471,074	$1,654,717	$90,689

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST CLS Moderate Asset Allocation Portfolio	ProFund VP Industrials
ASSETS
Investment in the portfolios, at fair value	$1,503,867	$1,361,041	$1,144,202	$961,557	$0

Net Assets	$1,503,867	$1,361,041	$1,144,202	$961,557	$0

NET ASSETS, representing:
Accumulation units	$1,503,867	$1,361,041	$1,144,202	$961,557	$0

	$1,503,867	$1,361,041	$1,144,202	$961,557	$0

Units outstanding	96,840	83,712	70,657	65,616	0

Portfolio shares held	147,149	112,669	96,557	94,178	0
Portfolio net asset value per share	$10.22	$12.08	$11.85	$10.21	$41.66
Investment in portfolio shares, at cost	$1,434,018	$1,249,004	$1,030,730	$913,553	$0

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST CLS Moderate Asset Allocation Portfolio	ProFund VP Industrials
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$15,102	$14,582	$4,709	$5,177	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	2,663	2,564	2,292	2,134	0

NET INVESTMENT INCOME (LOSS)	12,439	12,018	2,417	3,043	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	3,858	4,670	24,382	0
Realized gain (loss) on shares redeemed	1,416	7,007	6,436	3,460	58
Net change in unrealized gain (loss) on investments	100,690	102,556	111,217	45,244	0

NET GAIN (LOSS) ON INVESTMENTS	102,106	113,421	122,323	73,086	58

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$114,545	$125,439	$124,740	$76,129	$58

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio

$130,116,898	$177,103	$244,576	$34,295	$370,223	$365,012	$427,168	$720,137	$523,129

$130,116,898	$177,103	$244,576	$34,295	$370,223	$365,012	$427,168	$720,137	$523,129

$130,116,898	$177,103	$244,576	$34,295	$370,223	$365,012	$427,168	$720,137	$523,129

$130,116,898	$177,103	$244,576	$34,295	$370,223	$365,012	$427,168	$720,137	$523,129

12,583,264	14,292	21,207	3,055	28,091	30,772	39,442	66,560	48,860

12,608,227	17,552	22,879	3,152	33,444	34,829	39,885	70,671	49,028
$10.32	$10.09	$10.69	$10.88	$11.07	$10.48	$10.71	$10.19	$10.67
$125,376,773	$165,806	$234,331	$32,597	$347,217	$348,082	$405,311	$690,559	$500,168

SUBACCOUNTS (Continued)
AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$604,449	$161	$49	$70	$353	$889	$347	$393	$350

232,809	84	101	24	178	192	734	1,036	633

371,640	77	(52)	46	175	697	(387)	(643)	(283)

0	0	0	0	724	0	0	0	0
(42,440)	885	629	338	778	275	3,323	274	651

13,121,989	11,093	9,406	1,796	21,833	16,782	21,901	30,367	23,449

13,079,549	11,978	10,035	2,134	23,335	17,057	25,224	30,641	24,100

$13,451,189	$12,055	$9,983	$2,180	$23,510	$17,754	$24,837	$29,998	$23,817

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(899,395)	$(745,808)	$4,386,376	$4,021,232	$167,690	$211,728
Capital gains distributions received	0	0	4,796,676	2,372,504	0	0
Realized gain (loss) on shares redeemed	0	0	614,714	787,064	853,834	1,035,193
Net change in unrealized gain (loss) on investments	0	0	899,707	(37,231)	6,390,988	(3,282,818)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(899,395)	(745,808)	10,697,473	7,143,569	7,412,512	(2,035,897)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	24,054,031	18,918,062	5,524,661	5,442,138	6,484,567	6,884,506
Policy loans	(778,294)	(832,320)	(1,151,886)	(1,070,168)	(1,293,419)	(1,563,053)
Policy loan repayments and interest	407,886	940,818	303,777	231,670	399,903	303,193
Surrenders, withdrawals and death benefits	(7,108,544)	(7,480,170)	(2,812,853)	(2,640,474)	(2,213,103)	(3,057,982)
Net transfers between other subaccounts or fixed rate option	19,572,438	11,645,639	29,184	(3,932,225)	(2,748,311)	(3,781,807)
Withdrawal and other charges	(5,554,635)	(5,421,983)	(3,733,705)	(3,461,287)	(3,055,413)	(3,299,099)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	30,592,882	17,770,046	(1,840,822)	(5,430,346)	(2,425,776)	(4,514,242)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,693,487	17,024,238	8,856,651	1,713,223	4,986,736	(6,550,139)

NET ASSETS
Beginning of period	185,242,690	168,218,452	106,738,131	105,024,908	55,743,618	62,293,757

End of period	$214,936,177	$185,242,690	$115,594,782	$106,738,131	$60,730,354	$55,743,618

Beginning units	117,231,900	108,016,830	38,049,993	38,859,278	35,904,461	37,120,211

Units issued	35,825,219	27,427,116	5,792,428	5,155,276	5,055,219	5,629,391
Units redeemed	(18,820,770)	(18,212,046)	(5,363,833)	(5,964,561)	(5,585,335)	(6,845,141)

Ending units	134,236,349	117,231,900	38,478,588	38,049,993	35,374,345	35,904,461

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential Value Portfolio		Prudential High Yield Bond Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$100,151	$76,958	$135,227	$147,232	$359,858	$379,744	$1,987,530	$1,886,507
0	0	0	0	0	0	0	0
61,341	63,251	350,155	124,905	180,477	35,060	149,599	106,314
901,105	111,864	375,372	79,181	6,630,026	(3,610,252)	1,707,747	(789,273)

1,062,597	252,073	860,754	351,318	7,170,361	(3,195,448)	3,844,876	1,203,548

2,129,206	1,139,317	605,451	479,591	5,754,361	6,224,752	3,239,879	3,206,949
(1,800)	(497)	(5,926)	(3,486)	(1,118,663)	(1,130,605)	(572,955)	(682,034)
3,239	3,149	2,991	27,267	334,791	366,235	182,422	84,381
(16,885)	(522,245)	(5,959)	(279,257)	(3,970,964)	(2,290,889)	(1,374,341)	(1,174,741)
1,288,613	(70,141)	(1,329,612)	(394,971)	(2,398,499)	(707,308)	1,681,959	317,585
(554,521)	(469,334)	(422,577)	(339,965)	(2,602,957)	(2,889,601)	(1,710,076)	(1,652,935)

2,847,852	80,249	(1,155,632)	(510,821)	(4,001,931)	(427,416)	1,446,888	99,205

3,910,449	332,322	(294,878)	(159,503)	3,168,430	(3,622,864)	5,291,764	1,302,753

7,369,194	7,036,872	8,257,694	8,417,197	51,440,639	55,063,503	26,457,529	25,154,776

$11,279,643	$7,369,194	$7,962,816	$8,257,694	$54,609,069	$51,440,639	$31,749,293	$26,457,529

5,029,876	5,095,247	4,738,060	5,128,733	10,597,331	10,812,530	13,159,400	13,095,516

2,108,018	747,802	452,340	324,479	927,205	1,249,214	2,854,510	2,705,300
(308,074)	(813,173)	(1,441,540)	(715,152)	(2,145,205)	(1,464,413)	(2,268,535)	(2,641,416)

6,829,820	5,029,876	3,748,860	4,738,060	9,379,331	10,597,331	13,745,375	13,159,400

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$21,246	$(6,577)	$2,946,323	$2,520,423	$253,245	$235,119
Capital gains distributions received	615,509	0	689,321	0	0	0
Realized gain (loss) on shares redeemed	(189,915)	888,689	2,915,056	1,531,889	112,821	53,465
Net change in unrealized gain (loss) on investments	(721,955)	(2,421,800)	25,324,934	(403,680)	2,678,537	(1,714,065)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(275,115)	(1,539,688)	31,875,634	3,648,632	3,044,603	(1,425,481)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,956,092	2,149,389	14,090,165	14,999,312	1,990,901	2,152,971
Policy loans	(70,944)	(185,376)	(3,179,944)	(2,447,843)	(324,288)	(398,036)
Policy loan repayments and interest	30,889	58,787	1,008,645	544,998	114,254	85,136
Surrenders, withdrawals and death benefits	(251,072)	(119,031)	(4,465,450)	(5,107,619)	(635,413)	(596,774)
Net transfers between other subaccounts or fixed rate option	(168,713)	(1,159,327)	(9,085,088)	(6,655,808)	(696,612)	(136,125)
Withdrawal and other charges	(1,016,641)	(1,040,133)	(7,724,134)	(8,034,293)	(862,414)	(945,482)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	479,611	(295,691)	(9,355,806)	(6,701,253)	(413,572)	161,690

TOTAL INCREASE (DECREASE) IN NET ASSETS	204,496	(1,835,379)	22,519,828	(3,052,621)	2,631,031	(1,263,791)

NET ASSETS
Beginning of period	7,245,071	9,080,450	213,582,398	216,635,019	17,961,950	19,225,741

End of period	$7,449,567	$7,245,071	$236,102,226	$213,582,398	$20,592,981	$17,961,950

Beginning units	804,376	751,343	117,458,907	118,971,937	14,827,547	14,695,766

Units issued	352,923	427,256	12,850,852	13,925,678	1,755,636	1,985,877
Units redeemed	(264,753)	(374,223)	(15,440,069)	(15,438,708)	(1,933,381)	(1,854,096)

Ending units	892,546	804,376	114,869,690	117,458,907	14,649,802	14,827,547

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$2,026,286	$2,553,788	$(85,299)	$2,309	$7,255	$67,876	$40,417	$72,381
4,392,128	2,869,267	0	0	1,766,454	428,284	0	0
338,242	157,013	1,272,221	1,181,061	421,154	111,738	60,899	78,082
(2,663,161)	3,850,195	7,634,569	(1,154,390)	2,743,108	(537,460)	968,801	(1,252,576)

4,093,495	9,430,263	8,821,491	28,980	4,937,971	70,438	1,070,117	(1,102,113)

0	0	6,587,417	6,978,134	312,306	241,251	155,941	180,779
(182,197)	(168,903)	(1,538,070)	(1,483,971)	(17,408)	(61,022)	(8,865)	(40,375)
135,474	125,359	399,919	411,780	10,582	679	8,553	8,737
(822,579)	(9,545)	(2,645,235)	(3,228,290)	(94,014)	(10,961)	(228,916)	(309,555)
(6,925,746)	2,341,969	(327,201)	(465,656)	(2,139,794)	1,003,562	(1,090,657)	(799,321)
(1,083,798)	(963,063)	(3,108,849)	(3,293,399)	(356,357)	(300,041)	(187,303)	(188,285)

(8,878,846)	1,325,817	(632,019)	(1,081,402)	(2,284,685)	873,468	(1,351,247)	(1,148,020)

(4,785,351)	10,756,080	8,189,472	(1,052,422)	2,653,286	943,906	(281,130)	(2,250,133)

140,561,317	129,805,237	55,669,461	56,721,883	33,460,992	32,517,086	6,790,314	9,040,447

$135,775,966	$140,561,317	$63,858,933	$55,669,461	$36,114,278	$33,460,992	$6,509,184	$6,790,314

37,217,434	36,770,459	48,480,266	49,432,261	7,913,878	7,709,001	6,293,324	7,210,798

82,374	1,841,896	6,005,768	7,594,844	258,557	382,369	799,692	452,322
(2,401,882)	(1,394,921)	(6,442,878)	(8,546,839)	(811,025)	(177,492)	(1,893,828)	(1,369,796)

34,897,926	37,217,434	48,043,156	48,480,266	7,361,410	7,913,878	5,199,188	6,293,324

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		American Century VP Value Fund
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(3,986)	$(1,668)	$(15,465)	$(9,540)	$82,572	$121,063
Capital gains distributions received	54,391	0	0	0	0	0
Realized gain (loss) on shares redeemed	182,232	52,789	103,922	77,844	(409,262)	(462,644)
Net change in unrealized gain (loss) on investments	196,557	(264,786)	311,061	(85,703)	1,076,140	336,383

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	429,194	(213,665)	399,518	(17,399)	749,450	(5,198)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	133,295	123,567	123,966	189,733	198,841	131,657
Policy loans	(9,379)	(7,509)	(2,873)	(7,643)	(363)	(4,248)
Policy loan repayments and interest	14,495	4,220	5,993	5,607	646	2,414
Surrenders, withdrawals and death benefits	(157,217)	(534,839)	(26,972)	(155,082)	(49,110)	(246,208)
Net transfers between other subaccounts or fixed rate option	(883,258)	(127,953)	341,120	(36,353)	(2,552,600)	(1,683,291)
Withdrawal and other charges	(104,349)	(133,021)	(156,043)	(156,091)	(198,492)	(202,634)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,006,413)	(675,535)	285,191	(159,829)	(2,601,078)	(2,002,310)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(577,219)	(889,200)	684,709	(177,228)	(1,851,628)	(2,007,508)

NET ASSETS
Beginning of period	2,876,591	3,765,791	2,278,268	2,455,496	7,155,098	9,162,606

End of period	$2,299,372	$2,876,591	$2,962,977	$2,278,268	$5,303,470	$7,155,098

Beginning units	3,659,715	4,473,381	2,705,299	2,890,255	4,057,427	5,257,491

Units issued	245,508	242,493	580,719	320,457	125,649	102,943
Units redeemed	(1,271,738)	(1,056,159)	(285,192)	(505,413)	(1,584,900)	(1,303,007)

Ending units	2,633,485	3,659,715	3,000,826	2,705,299	2,598,176	4,057,427

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2		American Century VP Income & Growth Fund		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares		Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(19,221)	$(19,174)	$18,056	$12,542	$754	$1,033	$(6,509)	$6,578
285,654	0	0	0	0	0	0	0
36,861	84,117	7,766	15,914	6,341	(254)	223	7,441
88,655	(257,916)	101,070	9,902	45,155	3,115	590,735	(475,851)

391,949	(192,973)	126,892	38,358	52,250	3,894	584,449	(461,832)

87,865	105,410	15,039	5,951	7,268	6,371	16,888	51,265
(4,826)	(10,019)	0	0	(41,823)	0	(10,879)	(29,124)
2,926	2,542	0	32	0	196	13,958	37,403
(33,639)	(178,331)	(43,268)	(122,165)	0	(62,982)	(15,454)	(91,748)
(77,105)	9,526	38,227	(34,270)	(5,294)	(11,400)	20,267	648,539
(97,581)	(98,014)	(19,576)	(18,456)	(9,493)	(10,757)	(46,963)	(59,334)

(122,360)	(168,886)	(9,578)	(168,908)	(49,342)	(78,572)	(22,183)	557,001

269,589	(361,859)	117,314	(130,550)	2,908	(74,678)	562,266	95,169

3,807,855	4,169,714	878,587	1,009,137	268,577	343,255	2,908,705	2,813,536

$4,077,444	$3,807,855	$995,901	$878,587	$271,485	$268,577	$3,470,971	$2,908,705

4,071,513	4,220,425	778,931	920,645	178,684	228,803	5,638,555	4,689,696

112,862	250,557	88,899	40,843	4,629	4,419	222,725	1,359,412
(232,317)	(399,469)	(96,776)	(182,557)	(32,098)	(54,538)	(269,433)	(410,553)

3,952,058	4,071,513	771,054	778,931	151,215	178,684	5,591,847	5,638,555

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential SP Small Cap Value Portfolio		Prudential Jennison 20/20 Focus Portfolio		Goldman Sachs Structured Small Cap Equity Fund
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$99,662	$196,073	$(3,587)	$(487)	$15,958	$9,917
Capital gains distributions received	0	0	124,788	0	0	0
Realized gain (loss) on shares redeemed	458,925	242,257	46,539	47,352	14,134	7,268
Net change in unrealized gain (loss) on investments	6,279,985	(1,752,856)	177,584	(190,543)	162,195	(4,946)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,838,572	(1,314,526)	345,324	(143,678)	192,287	12,239

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,785,654	5,173,187	1,507,991	1,290,303	141,785	132,541
Policy loans	(1,325,943)	(1,183,494)	(81,797)	(65,865)	0	(8,277)
Policy loan repayments and interest	485,855	280,989	51,164	30,725	0	28
Surrenders, withdrawals and death benefits	(2,597,236)	(2,054,203)	(193,129)	(94,179)	0	(16,725)
Net transfers between other subaccounts or fixed rate option	(707,592)	(441,606)	230,533	171,345	30,799	(176)
Withdrawal and other charges	(2,128,002)	(2,263,003)	(753,012)	(653,097)	(127,261)	(96,825)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,487,264)	(488,130)	761,750	679,232	45,323	10,566

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,351,308	(1,802,656)	1,107,074	535,554	237,610	22,805

NET ASSETS
Beginning of period	43,759,211	45,561,867	2,915,642	2,380,088	1,524,280	1,501,475

End of period	$49,110,519	$43,759,211	$4,022,716	$2,915,642	$1,761,890	$1,524,280

Beginning units	24,674,676	24,926,206	292,253	228,401	961,770	951,855

Units issued	2,949,813	3,444,321	183,928	158,922	99,684	91,905
Units redeemed	(3,714,483)	(3,695,851)	(112,676)	(95,070)	(74,207)	(81,990)

Ending units	23,910,006	24,674,676	363,505	292,253	987,247	961,770

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Invesco V.I. Utilities Fund		Invesco V.I. Technology Fund		Janus Aspen Enterprise Portfolio – Service Shares		Janus Aspen Balanced Portfolio – Service Shares
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$3,971	$3,619	$(1,161)	$(57)	$(5,577)	$(5,024)	$58,560	$30,768
4,820	0	0	0	0	0	170,763	98,974
1,621	130	13,700	5,895	32,226	15,385	7,035	4,250,765
(9,117)	12,466	39,048	(36,310)	394,299	(54,100)	53,184	(3,653,992)

1,295	16,215	51,587	(30,472)	420,948	(43,739)	289,542	726,515

15,402	12,813	17,561	12,666	137,167	151,173	35,443	45,680
0	0	(8,405)	(8,539)	(51,883)	(3,445)	0	0
0	0	0	16	40,547	4,618	1,381	4,318
(16,502)	0	0	0	(1,354)	(10,476)	0	(21,970,685)
(64,759)	42,636	316	26,688	80,157	259,090	110,482	181,914
(2,259)	(2,357)	(10,948)	(8,901)	(170,989)	(130,827)	(37,094)	(179,606)

(68,118)	53,092	(1,476)	21,930	33,645	270,133	110,212	(21,918,379)

(66,823)	69,307	50,111	(8,542)	454,593	226,394	399,754	(21,191,864)

136,495	67,188	492,408	500,950	2,569,661	2,343,267	2,172,748	23,364,612

$69,672	$136,495	$542,519	$492,408	$3,024,254	$2,569,661	$2,572,502	$2,172,748

108,698	62,185	1,476,220	1,423,517	3,152,610	2,821,717	1,358,902	14,781,461

12,033	48,532	220,922	122,706	278,605	504,833	97,276	166,533
(67,065)	(2,019)	(233,209)	(70,003)	(253,209)	(173,940)	(34,191)	(13,589,092)

53,666	108,698	1,463,933	1,476,220	3,178,006	3,152,610	1,421,987	1,358,902

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares		Janus Aspen Janus Portfolio – Service Shares		SP Prudential U.S. Emerging Growth Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(137)	$(140)	$6,138	$5,891	$95,532	$183,399
Capital gains distributions received	0	0	54,517	0	3,975,739	447,691
Realized gain (loss) on shares redeemed	2,716	954	65,249	33,330	853,388	520,501
Net change in unrealized gain (loss) on investments	7,406	(34)	387,005	(216,126)	3,597,238	(137,974)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,985	780	512,909	(176,905)	8,521,897	1,013,617

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	1	326,892	368,888	6,348,339	6,669,364
Policy loans	0	(24)	(85,696)	(103,912)	(1,640,291)	(1,416,871)
Policy loan repayments and interest	0	0	22,358	13,667	412,964	316,039
Surrenders, withdrawals and death benefits	(14)	0	(135,575)	(130,421)	(3,463,321)	(2,411,696)
Net transfers between other subaccounts or fixed rate option	0	0	(135,646)	2,196	(682,694)	(811,551)
Withdrawal and other charges	(7,150)	(6,966)	(117,712)	(117,634)	(2,907,409)	(3,029,023)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,164)	(6,989)	(125,379)	32,784	(1,932,412)	(683,738)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,821	(6,209)	387,530	(144,121)	6,589,485	329,879

NET ASSETS
Beginning of period	63,836	70,045	2,856,938	3,001,059	51,651,196	51,321,317

End of period	$66,657	$63,836	$3,244,468	$2,856,938	$58,240,681	$51,651,196

Beginning units	105,605	116,606	2,802,706	2,773,622	28,886,933	29,307,023

Units issued	7	0	322,398	396,688	3,757,117	4,358,881
Units redeemed	(10,496)	(11,001)	(427,406)	(367,604)	(4,640,913)	(4,778,971)

Ending units	95,116	105,605	2,697,698	2,802,706	28,003,137	28,886,933

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares		Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		M Large Cap Growth Fund
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$36,455	$19,385	$71,570	$176,684	$704,275	$696,620	$677	$0
852,212	86,509	0	0	0	0	0	0
(132,992)	84,208	(349,922)	(369,611)	(776,675)	(450,715)	45,224	87,736
160,523	(3,437,903)	3,485,800	(2,348,681)	4,602,627	(4,437,700)	203,841	(103,875)

916,198	(3,247,801)	3,207,448	(2,541,608)	4,530,227	(4,191,795)	249,742	(16,139)

1,266,446	1,344,715	2,371,013	2,452,431	3,362,087	3,708,693	59,873	78,513
(61,231)	(121,146)	(335,983)	(341,019)	(598,083)	(616,444)	(303)	(95)
42,334	85,047	116,217	90,963	299,379	172,052	74	70
(264,951)	(104,055)	(2,341,509)	(674,904)	(2,980,393)	(1,542,281)	(141,935)	(33,903)
100,176	299,756	(177,829)	(184,515)	(1,081,952)	(713,880)	142,690	214,550
(722,709)	(770,807)	(1,017,284)	(1,132,281)	(1,414,266)	(1,611,564)	(106,008)	(105,356)

360,065	733,510	(1,385,375)	210,675	(2,413,228)	(603,424)	(45,609)	153,779

1,276,263	(2,514,291)	1,822,073	(2,330,933)	2,116,999	(4,795,219)	204,133	137,640

7,215,930	9,730,221	14,501,798	16,832,731	27,467,113	32,262,332	1,334,282	1,196,642

$8,492,193	$7,215,930	$16,323,871	$14,501,798	$29,584,112	$27,467,113	$1,538,415	$1,334,282

3,624,268	3,390,695	10,935,832	10,846,913	20,563,498	20,984,242	89,514	79,637

519,547	606,129	1,936,998	2,123,730	2,820,664	2,973,333	22,446	80,158
(544,013)	(372,556)	(2,751,299)	(2,034,811)	(4,648,496)	(3,394,077)	(25,458)	(70,281)

3,599,802	3,624,268	10,121,531	10,935,832	18,735,666	20,563,498	86,502	89,514

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	M Capital Appreciation Fund		M International Equity Fund		M Business Opportunity Value Fund
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$4,448	$0	$15,098	$36,601	$10,311	$3,130
Capital gains distributions received	90,003	158,699	0	0	0	0
Realized gain (loss) on shares redeemed	7,320	88,140	(147,646)	(172,717)	5,588	36,552
Net change in unrealized gain (loss) on investments	118,699	(358,513)	290,447	(26,970)	177,199	(69,333)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	220,470	(111,674)	157,899	(163,086)	193,098	(29,651)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	44,802	53,939	858	741	40,091	38,742
Policy loans	(1,000)	(54,582)	(775)	(46,847)	0	0
Policy loan repayments and interest	2,449	424	0	0	0	0
Surrenders, withdrawals and death benefits	(147,526)	(30,385)	(99,361)	(34,375)	(217)	(3,493)
Net transfers between other subaccounts or fixed rate option	(1,916)	89,949	(293,816)	(200,169)	465,717	213,506
Withdrawal and other charges	(75,296)	(111,345)	(55,997)	(103,703)	(92,661)	(84,853)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(178,487)	(52,000)	(449,091)	(384,353)	412,930	163,902

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,983	(163,674)	(291,192)	(547,439)	606,028	134,251

NET ASSETS
Beginning of period	1,389,844	1,553,518	1,057,357	1,604,796	956,951	822,700

End of period	$1,431,827	$1,389,844	$766,165	$1,057,357	$1,562,979	$956,951

Beginning units	80,829	83,823	78,800	103,382	67,641	55,761

Units issued	10,172	32,907	2,802	61,492	33,954	93,397
Units redeemed	(20,091)	(35,901)	(34,288)	(86,074)	(7,402)	(81,517)

Ending units	70,910	80,829	47,314	78,800	94,193	67,641

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
ProFund VP Asia 30		ProFund VP Banks		ProFund VP Basic Materials		ProFund VP Bear
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(3)	$(3)	$0	$0	$0	$0	$(47)	$(47)
0	148	0	0	0	0	0	0
76	(145)	(31)	0	(13)	176	(573)	(3,709)
148	(379)	0	(1)	12	(353)	(14)	164

221	(379)	(31)	(1)	(1)	(177)	(634)	(3,592)

154	207	0	0	72	173	26	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	(712)	(2)	0	0	(295)	(2,062)	0
2,382	(2,259)	42	0	26	(1,782)	220	3,262
(64)	(143)	(10)	0	(18)	(133)	(353)	(317)

2,472	(2,907)	30	0	80	(2,037)	(2,169)	2,945

2,693	(3,286)	(1)	(1)	79	(2,214)	(2,803)	(647)

226	3,512	1	2	292	2,506	2,979	3,626

$2,919	$226	$0	$1	$371	$292	$176	$2,979

89	1,003	2	3	150	1,079	6,424	7,111

1,726	1,153	2,500	0	712	871	7,093,081	5,148,053
(821)	(2,067)	(2,502)	(1)	(686)	(1,800)	(7,099,049)	(5,148,740)

994	89	0	2	176	150	456	6,424

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	ProFund VP Biotechnology		ProFund VP UltraBull		ProFund VP Consumer Services
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(2)	$(1)	$(177)	$(229)	$(2)	$(2)
Capital gains distributions received	0	0	0	8,106	0	0
Realized gain (loss) on shares redeemed	260	(155)	61,596	31,507	226	126
Net change in unrealized gain (loss) on investments	31	8	(22)	36	(53)	(40)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	289	(148)	61,397	39,420	171	84

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	73	182	1,083	2,176	0	0
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	(293)	0	0	(5)	0
Net transfers between other subaccounts or fixed rate option	(114)	188	(262,800)	80,135	(2,326)	394
Withdrawal and other charges	(77)	(86)	(548)	(500)	(55)	(47)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(118)	(9)	(262,265)	81,811	(2,386)	347

TOTAL INCREASE (DECREASE) IN NET ASSETS	171	(157)	(200,868)	121,231	(2,215)	431

NET ASSETS
Beginning of period	283	440	220,847	99,616	2,215	1,784

End of period	$454	$283	$19,979	$220,847	$0	$2,215

Beginning units	145	239	187,912	80,467	1,572	1,332

Units issued	1,245	1,914	6,988,273	10,470,605	821	1,612
Units redeemed	(1,225)	(2,008)	(7,162,966)	(10,363,160)	(2,393)	(1,372)

Ending units	165	145	13,219	187,912	0	1,572

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
ProFund VP Consumer Goods Portfolio		ProFund VP Oil & Gas		ProFund VP Europe 30		ProFund VP Financials
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$288	$(59)	$(17)	$12	$1,506	$235	$(10)	$(10)
0	0	846	0	0	0	0	0
3,126	(129)	411	18,254	(1,748)	(382)	645	(233)
38	(63)	(925)	(11,545)	6,208	(7,845)	889	(280)

3,452	(251)	315	6,721	5,966	(7,992)	1,524	(523)

0	1,939	0	11	423	1,251	1,154	1,256
0	0	(12,360)	(1,881)	0	0	(12,770)	(1,818)
0	0	12,327	5,017	0	0	12,327	5,017
0	(328)	(138)	0	(4,668)	(266)	0	(242)
(44,774)	40,295	1,448	(85,280)	(11,766)	14,548	0	0
(272)	(320)	(1,219)	(1,710)	(3,377)	(5,223)	(913)	(488)

(45,046)	41,586	58	(83,843)	(19,388)	10,310	(202)	3,725

(41,594)	41,335	373	(77,122)	(13,422)	2,318	1,322	3,202

41,594	259	11,642	88,764	47,347	45,029	5,906	2,704

$0	$41,594	$12,015	$11,642	$33,925	$47,347	$7,228	$5,906

25,092	167	4,056	31,542	30,487	26,353	8,149	3,207

0	28,513	5,626	3,108	11,018	24,884	16,148	8,446
(25,092)	(3,588)	(5,604)	(30,594)	(22,723)	(20,750)	(16,282)	(3,504)

0	25,092	4,078	4,056	18,782	30,487	8,015	8,149

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	ProFund VP Health Care		ProFund VP Internet		ProFund VP Japan
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$3	$209	$0	$(2)	$(26)	$(31)
Capital gains distributions received	0	0	0	52	0	0
Realized gain (loss) on shares redeemed	724	21,237	(92)	212	(299)	(1,008)
Net change in unrealized gain (loss) on investments	(91)	(7,479)	(19)	(360)	2,209	(1,937)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	636	13,967	(111)	(98)	1,884	(2,976)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72	178	0	0	192	263
Policy loans	(12,791)	(1,929)	0	0	0	0
Policy loan repayments and interest	12,327	5,018	0	0	0	0
Surrenders, withdrawals and death benefits	0	(308)	0	(24)	(2,995)	(234)
Net transfers between other subaccounts or fixed rate option	43	(113,063)	1,430	(1,598)	1,567	(1,315)
Withdrawal and other charges	(506)	(440)	(10)	(64)	(1,090)	(1,480)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(855)	(110,544)	1,420	(1,686)	(2,326)	(2,766)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(219)	(96,577)	1,309	(1,784)	(442)	(5,742)

NET ASSETS
Beginning of period	3,530	100,107	0	1,784	9,361	15,103

End of period	$3,311	$3,530	$1,309	$0	$8,919	$9,361

Beginning units	2,519	78,462	0	657	9,110	11,944

Units issued	10,870	7,518	938	594	5,086	7,231
Units redeemed	(11,372)	(83,461)	(504)	(1,251)	(7,118)	(10,065)

Ending units	2,017	2,519	434	0	7,078	9,110

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
ProFund VP Mid-Cap Growth		ProFund VP Mid-Cap Value		ProFund VP Money Market		ProFund VP NASDAQ-100
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(4)	$(6)	$(9)	$(10)	$(4,247)	$(5,570)	$(280)	$(273)
0	0	0	0	0	0	0	0
192	307	(595)	(222)	0	0	12,425	9,877
82	(612)	1,794	(318)	0	0	9,049	(9,533)

270	(311)	1,190	(550)	(4,247)	(5,570)	21,194	71

146	348	144	352	11,212	14,315	275	2,203
0	0	0	0	(394,130)	(863,725)	0	0
0	0	0	0	2,440	2,324	0	0
0	(965)	(9,837)	(596)	(186,148)	(6,944)	(1,433)	(624)
1,198	(106)	0	0	518,798	326,032	(44,770)	36,639
(224)	(323)	(1,610)	(1,248)	(31,547)	(39,296)	(7,828)	(11,877)

1,120	(1,046)	(11,303)	(1,492)	(79,375)	(567,294)	(53,756)	26,341

1,390	(1,357)	(10,113)	(2,042)	(83,622)	(572,864)	(32,562)	26,412

1,982	3,339	11,752	13,794	1,889,679	2,462,543	114,908	88,496

$3,372	$1,982	$1,639	$11,752	$1,806,057	$1,889,679	$82,346	$114,908

1,071	1,749	6,413	7,213	1,750,367	2,274,467	58,893	45,901

1,959	4,477	71	201	19,366,174	25,333,214	18,464	241,992
(1,446)	(5,155)	(5,715)	(1,001)	(19,438,860)	(25,857,314)	(40,955)	(229,000)

1,584	1,071	769	6,413	1,677,681	1,750,367	36,402	58,893

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	ProFund VP Pharmaceuticals		ProFund VP Precious Metals		ProFund VP Real Estate
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$37	$17	$(54)	$(78)	$899	$(104)
Capital gains distributions received	0	0	0	526	0	0
Realized gain (loss) on shares redeemed	795	66	(113)	1,656	8,652	746
Net change in unrealized gain (loss) on investments	(346)	378	(3,324)	(9,171)	(2,405)	865

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	486	461	(3,491)	(7,067)	7,146	1,507

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72	182	0	5	1,083	1,095
Policy loans	(12,811)	(1,989)	0	0	0	0
Policy loan repayments and interest	12,327	5,017	0	0	0	0
Surrenders, withdrawals and death benefits	0	(321)	(340)	0	(5,240)	0
Net transfers between other subaccounts or fixed rate option	(2,171)	2,163	123	(1,022)	337	(1,331)
Withdrawal and other charges	(500)	(105)	(2,063)	(4,270)	(4,214)	(5,620)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,083)	4,947	(2,280)	(5,287)	(8,034)	(5,856)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,597)	5,408	(5,771)	(12,354)	(888)	(4,349)

NET ASSETS
Beginning of period	5,873	465	24,500	36,854	38,652	43,001

End of period	$3,276	$5,873	$18,729	$24,500	$37,764	$38,652

Beginning units	5,284	485	10,386	12,589	21,487	24,979

Units issued	13,124	8,637	1,193	2,760	228,203	2,889
Units redeemed	(15,766)	(3,838)	(2,265)	(4,963)	(231,728)	(6,381)

Ending units	2,642	5,284	9,314	10,386	17,962	21,487

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
ProFund VP Rising Rates Opportunity		ProFund VP Semiconductor		ProFund VP Short NASDAQ-100		ProFund VP Short Small-Cap
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(42)	$(92)	$0	$(2)	$(26)	$(88)	$(14)	$(39)
0	0	0	0	0	0	0	0
(22,549)	(922)	16	(272)	(2,210)	(20,387)	415	3,807
20,120	(14,515)	0	(60)	0	8,213	0	0

(2,471)	(15,529)	16	(334)	(2,236)	(12,262)	401	3,768

4	1,844	0	0	0	11	8	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(22,998)	(5,672)	4	(1,336)	2,267	(46,194)	(409)	(3,768)
(147)	(360)	(20)	(53)	(31)	(172)	0	0

(23,141)	(4,188)	(16)	(1,389)	2,236	(46,355)	(401)	(3,768)

(25,612)	(19,717)	0	(1,723)	0	(58,617)	0	0

25,612	45,329	0	1,723	0	58,617	0	0

$0	$25,612	$0	$0	$0	$0	$0	$0

79,248	87,452	0	1,424	0	173,902	0	0

4,614	3,714	1,153	3,642	6,488,180	8,241,864	3,519,773	7,759,838
(83,862)	(11,918)	(1,153)	(5,066)	(6,488,180)	(8,415,766)	(3,519,773)	(7,759,838)

0	79,248	0	0	0	0	0	0

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	ProFund VP Small-Cap		ProFund VP Small-Cap Growth		ProFund VP Small-Cap Value
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(257)	$(269)	$(12)	$(12)	$0	$0
Capital gains distributions received	1,959	0	0	0	0	0
Realized gain (loss) on shares redeemed	5,780	1,366	532	63	0	0
Net change in unrealized gain (loss) on investments	6,287	(10,689)	80	(1,316)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,769	(9,592)	600	(1,265)	0	0

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	71	1,845	563	563	0	0
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(1,344)	0	0	0	(1)	0
Net transfers between other subaccounts or fixed rate option	(38,088)	37,912	107	542	0	0
Withdrawal and other charges	(7,375)	(12,123)	(351)	(331)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(46,736)	27,634	319	774	(1)	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,967)	18,042	919	(491)	(1)	0

NET ASSETS
Beginning of period	111,063	93,021	7,208	7,699	1	1

End of period	$78,096	$111,063	$8,127	$7,208	$0	$1

Beginning units	62,400	49,186	3,628	3,915	1	1

Units issued	2,875	19,767	10,304	19,356	0	0
Units redeemed	(26,942)	(6,553)	(10,286)	(19,643)	(1)	0

Ending units	38,333	62,400	3,646	3,628	0	1

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
ProFund VP Technology		ProFund VP Telecommunications		ProFund VP U.S. Government Plus		ProFund VP UltraMid-Cap
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(35)	$(31)	$138	$86	$(713)	$(177)	$(21)	$(27)
0	0	0	0	52,435	0	0	0
2,157	(82)	140	136	37,989	2,501	7,010	5,949
1,090	(1,213)	259	(194)	(80,458)	82,885	0	0

3,212	(1,326)	537	28	9,253	85,209	6,989	5,922

71	1,083	1,156	1,265	10,258	9,666	0	137
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	(312)	0	(302)	(328,248)	0	0	0
(21,592)	19,062	19	49	29,898	108,544	(6,989)	(61,451)
(145)	(186)	(519)	(540)	(2,841)	(1,779)	0	(22)

(21,666)	19,647	656	472	(290,933)	116,431	(6,989)	(61,336)

(18,454)	18,321	1,193	500	(281,680)	201,640	0	(55,414)

18,824	503	3,354	2,854	288,814	87,174	0	55,414

$370	$18,824	$4,547	$3,354	$7,134	$288,814	$0	$0

11,087	291	2,609	2,256	146,052	63,108	0	24,095

728	11,963	3,029	2,322	454,613	93,935	560,816	730,062
(11,617)	(1,167)	(2,595)	(1,969)	(597,083)	(10,991)	(560,816)	(754,157)

198	11,087	3,043	2,609	3,582	146,052	0	0

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	ProFund VP UltraNASDAQ-100		ProFund VP UltraSmall-Cap		ProFund VP Bull
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(94)	$(133)	$(40)	$(37)	$(109)	$(111)
Capital gains distributions received	0	0	0	189	0	647
Realized gain (loss) on shares redeemed	15,408	18,777	14,038	10,207	5,617	1,535
Net change in unrealized gain (loss) on investments	93	9	0	0	(2,271)	(2,825)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,407	18,653	13,998	10,359	3,237	(754)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5	1,421	0	245	574	737
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	(670)	(830)
Net transfers between other subaccounts or fixed rate option	(87,053)	(280,171)	(13,988)	(65,994)	2,121	301
Withdrawal and other charges	(30)	(47)	(10)	(22)	(3,753)	(5,951)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(87,078)	(278,797)	(13,998)	(65,771)	(1,728)	(5,743)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,671)	(260,144)	0	(55,412)	1,509	(6,497)

NET ASSETS
Beginning of period	87,091	347,235	0	55,412	42,140	48,637

End of period	$15,420	$87,091	$0	$0	$43,649	$42,140

Beginning units	40,914	160,778	0	28,528	30,630	35,263

Units issued	1,950,070	3,449,280	1,347,882	1,387,216	294,395	17,369
Units redeemed	(1,985,555)	(3,569,144)	(1,347,882)	(1,415,744)	(297,098)	(22,002)

Ending units	5,429	40,914	0	0	27,927	30,630

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
ProFund VP Utilities		AST T. Rowe Price Large-Cap Growth Portfolio		AST Cohen & Steers Realty Portfolio		AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$7	$18	$(43,028)	$(39,728)	$54,332	$17,485	$45,745	$14,848
0	0	0	0	0	0	0	0
40	8	279,033	258,159	76,064	51,058	18,451	13,353
(140)	134	2,424,915	(575,892)	391,880	117,817	245,129	(29,224)

(93)	160	2,660,920	(357,461)	522,276	186,360	309,325	(1,023)

72	184	1,999,389	2,044,854	1,055,429	905,021	1,289,517	1,029,013
0	0	(403,487)	(363,940)	(76,389)	(110,716)	(18,836)	(12,152)
0	0	117,685	100,546	19,268	5,460	11,284	1,904
0	(594)	(703,942)	(1,200,627)	(214,816)	(192,670)	(103,693)	(56,572)
(2,143)	2,194	297,714	702,785	224,681	191,964	387,968	305,133
(34)	(87)	(995,176)	(982,581)	(530,906)	(501,363)	(626,492)	(504,848)

(2,105)	1,697	312,183	301,037	477,267	297,696	939,748	762,478

(2,198)	1,857	2,973,103	(56,424)	999,543	484,056	1,249,073	761,455

2,571	714	15,256,820	15,313,244	3,274,149	2,790,093	2,510,853	1,749,398

$373	$2,571	$18,229,923	$15,256,820	$4,273,692	$3,274,149	$3,759,926	$2,510,853

1,152	375	1,401,511	1,379,508	235,152	213,377	195,910	136,936

699	1,112	237,875	327,049	100,057	91,845	129,014	108,957
(1,684)	(335)	(211,894)	(305,046)	(68,847)	(70,070)	(59,717)	(49,983)

167	1,152	1,427,492	1,401,511	266,362	235,152	265,207	195,910

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST BlackRock Value Portfolio		AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$33,619	$17,056	$(2,531)	$5,611	$14,645	$15,407
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(2,812)	(37,927)	18,060	4,741	52,605	38,911
Net change in unrealized gain (loss) on investments	347,278	(37,264)	406,133	(388,413)	568,355	(270,055)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	378,085	(58,135)	421,662	(378,061)	635,605	(215,737)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	846,926	876,490	705,352	578,665	984,766	1,015,325
Policy loans	(46,297)	(37,287)	(55,132)	(39,453)	(87,309)	(54,176)
Policy loan repayments and interest	15,356	6,789	12,129	5,406	15,626	22,782
Surrenders, withdrawals and death benefits	(134,679)	(101,769)	(97,887)	(90,536)	(172,010)	(167,914)
Net transfers between other subaccounts or fixed rate option	71,420	116,351	32,520	767,429	(58,560)	(42,725)
Withdrawal and other charges	(401,043)	(405,498)	(362,415)	(310,047)	(478,892)	(529,845)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	351,683	455,076	234,567	911,464	203,621	243,447

TOTAL INCREASE (DECREASE) IN NET ASSETS	729,768	396,941	656,229	533,403	839,226	27,710

NET ASSETS
Beginning of period	2,772,652	2,375,711	2,070,289	1,536,886	3,437,069	3,409,359

End of period	$3,502,420	$2,772,652	$2,726,518	$2,070,289	$4,276,295	$3,437,069

Beginning units	254,695	216,939	175,646	113,181	271,753	253,199

Units issued	95,394	116,060	63,742	119,295	80,090	91,081
Units redeemed	(66,100)	(78,304)	(46,549)	(56,830)	(65,419)	(72,527)

Ending units	283,989	254,695	192,839	175,646	286,424	271,753

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
AST Goldman Sachs Mid-Cap Growth Portfolio		AST Large-Cap Value Portfolio		AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(2,893)	$(2,410)	$489,918	$147,066	$26,774	$9,075	$(1,143)	$1,924
347,007	122,672	0	0	0	0	0	0
21,723	33,301	(125,841)	(174,101)	350,396	26,484	15,978	10,091
122,110	(228,200)	1,971,221	(594,406)	792,998	(168,487)	152,135	(19,733)

487,947	(74,637)	2,335,298	(621,441)	1,170,168	(132,928)	166,970	(7,718)

759,749	673,396	2,387,841	2,532,088	1,446,228	1,487,106	479,210	388,268
(63,026)	(101,377)	(397,380)	(404,369)	(197,670)	(178,546)	(7,401)	(10,815)
18,497	29,661	118,834	94,296	45,834	48,193	5,198	1,258
(104,630)	(59,448)	(719,396)	(655,023)	(2,249,256)	(416,590)	(71,985)	(39,797)
52,684	(13,571)	177,777	2,422	(171,521)	408,703	201,133	31,473
(400,100)	(375,422)	(1,005,287)	(1,009,202)	(729,892)	(787,601)	(260,375)	(221,469)

263,174	153,239	562,389	560,212	(1,856,277)	561,265	345,780	148,918

751,121	78,602	2,897,687	(61,229)	(686,109)	428,337	512,750	141,200

2,418,481	2,339,879	13,784,793	13,846,022	9,729,484	9,301,147	884,715	743,515

$3,169,602	$2,418,481	$16,682,480	$13,784,793	$9,043,375	$9,729,484	$1,397,465	$884,715

167,447	157,024	1,738,094	1,669,219	932,663	881,325	75,005	62,597

59,983	58,172	381,560	366,952	142,931	207,422	53,516	36,655
(43,782)	(47,749)	(315,228)	(298,077)	(292,079)	(156,084)	(27,232)	(24,247)

183,648	167,447	1,804,426	1,738,094	783,515	932,663	101,289	75,005

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio		AST Small-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(296)	$(323)	$(29,995)	$(29,975)	$16,361	$9,222
Capital gains distributions received	0	0	0	0	43,800	19,058
Realized gain (loss) on shares redeemed	3,710	7,947	295,382	411,576	0	(1,034)
Net change in unrealized gain (loss) on investments	30,282	(2,610)	1,156,125	(521,185)	6,368	(2,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,696	5,014	1,421,512	(139,584)	66,529	24,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	38	3,530	1,707,409	1,679,943	456,009	332,030
Policy loans	(1,336)	(6,737)	(351,009)	(381,979)	(13,473)	(11,498)
Policy loan repayments and interest	0	24	91,067	73,341	20,605	4,151
Surrenders, withdrawals and death benefits	(2,484)	(8,228)	(482,892)	(674,990)	(379,450)	(40,655)
Net transfers between other subaccounts or fixed rate option	(4,948)	(59,665)	(240,657)	294,560	526,103	105,346
Withdrawal and other charges	(12,639)	(20,867)	(813,897)	(840,796)	(228,187)	(206,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,369)	(91,943)	(89,979)	150,079	381,607	183,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,327	(86,929)	1,331,533	10,495	448,136	207,832

NET ASSETS
Beginning of period	279,016	365,945	11,970,705	11,960,210	1,252,983	1,045,151

End of period	$291,343	$279,016	$13,302,238	$11,970,705	$1,701,119	$1,252,983

Beginning units	19,079	25,419	978,139	965,554	95,343	81,231

Units issued	0	240	161,831	236,782	78,544	39,570
Units redeemed	(1,335)	(6,580)	(169,059)	(224,197)	(50,127)	(25,458)

Ending units	17,744	19,079	970,911	978,139	123,760	95,343

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio		AST T. Rowe Price Global Bond Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$37,342	$48,438	$16,466	$3,988	$70,257	$37,737	$40,896	$35,146
0	0	0	0	0	0	29,643	10,229
(273,837)	(60,233)	8,111	1,757	4,451	4,026	(3,311)	(1,638)
588,871	(1,672,443)	278,138	(47,064)	677,957	(365,936)	18,910	9,068

352,376	(1,684,238)	302,715	(41,319)	752,665	(324,173)	86,138	52,805

2,796,863	2,876,488	374,097	346,780	1,067,715	1,080,762	392,618	382,034
(205,791)	(194,921)	(24,856)	(8,332)	(108,371)	(89,894)	(23,183)	(16,170)
34,984	17,124	7,996	2,782	21,162	6,452	5,535	3,544
(1,292,678)	(448,844)	(36,681)	(50,811)	(163,565)	(147,345)	(213,472)	(68,856)
(211,817)	(135,977)	250,083	96,030	(57,887)	(43,415)	126,953	158,294
(1,264,746)	(1,542,948)	(207,863)	(192,137)	(459,934)	(528,764)	(214,151)	(221,135)

(143,185)	570,922	362,776	194,312	299,120	277,796	74,300	237,711

209,191	(1,113,316)	665,491	152,993	1,051,785	(46,377)	160,438	290,516

9,770,860	10,884,176	1,174,325	1,021,332	3,264,037	3,310,414	1,567,963	1,277,447

$9,980,051	$9,770,860	$1,839,816	$1,174,325	$4,315,822	$3,264,037	$1,728,401	$1,567,963

713,574	675,627	87,751	73,854	297,102	273,479	113,031	95,787

229,285	218,990	45,226	35,202	101,383	98,163	44,815	43,782
(238,757)	(181,043)	(21,165)	(21,305)	(75,927)	(74,540)	(39,320)	(26,538)

704,102	713,574	111,812	87,751	322,558	297,102	118,526	113,031

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares		American Century VP Mid Cap Value Fund – Class 1 Shares		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$7	$265	$19,771	$9,029	$2,188	$1,053
Capital gains distributions received	0	0	51,062	17,446	0	0
Realized gain (loss) on shares redeemed	3,061	2,310	9,033	10,231	12,678	2,367
Net change in unrealized gain (loss) on investments	8,107	(9,880)	62,682	(44,473)	27,920	(8,561)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,175	(7,305)	142,548	(7,767)	42,786	(5,141)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	36,048	40,154	231,592	218,334	104,346	78,083
Policy loans	(251)	(680)	(4,419)	(7,268)	(2,824)	(1,295)
Policy loan repayments and interest	115	110	531	1,377	6,151	15
Surrenders, withdrawals and death benefits	(877)	(40,273)	(60,309)	(20,778)	(76,372)	(9,237)
Net transfers between other subaccounts or fixed rate option	(56,124)	53,414	159,918	108,345	94,685	72,526
Withdrawal and other charges	(22,106)	(20,950)	(124,418)	(98,881)	(46,328)	(36,310)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(43,195)	31,775	202,895	201,129	79,658	103,782

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,020)	24,470	345,443	193,362	122,444	98,641

NET ASSETS
Beginning of period	101,387	76,917	761,257	567,895	211,289	112,648

End of period	$69,367	$101,387	$1,106,700	$761,257	$333,733	$211,289

Beginning units	10,300	7,576	64,480	47,720	20,404	10,702

Units issued	4,577	9,075	32,414	31,542	20,211	14,494
Units redeemed	(8,494)	(6,351)	(16,259)	(14,782)	(12,836)	(4,792)

Ending units	6,383	10,300	80,635	64,480	27,779	20,404

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
The Dreyfus Socially Responsible Growth Fund – Service Shares		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares		MFS® Utilities Series – Initial Class		AST Schroders Multi-Asset World Strategies Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$385	$379	$177	$483	$103,551	$33,441	$19,311	$6,076
0	0	0	0	0	0	0	4,332
2,218	3,331	5,409	2,033	27,687	11,835	1,150	370
6,015	(3,594)	31,488	(8,877)	61,411	11,797	83,643	(40,743)

8,618	116	37,074	(6,361)	192,649	57,073	104,104	(29,965)

55,771	31,722	54,755	59,156	535,306	396,054	492,682	404,303
(2,008)	(1,271)	(1,002)	(3,522)	(11,892)	(3,909)	(4,179)	0
1,101	27	3,668	450	1,554	119	59	0
(2,414)	(1,341)	(9,775)	(15,177)	(76,552)	(54,144)	(14,049)	(3,681)
25,016	8,293	16,261	51,380	116,206	377,996	169,248	285,724
(29,868)	(17,669)	(30,824)	(25,172)	(277,137)	(204,256)	(245,011)	(175,412)

47,598	19,761	33,083	67,115	287,485	511,860	398,750	510,934

56,216	19,877	70,157	60,754	480,134	568,933	502,854	480,969

66,972	47,095	172,044	111,290	1,306,731	737,798	773,543	292,574

$123,188	$66,972	$242,201	$172,044	$1,786,865	$1,306,731	$1,276,397	$773,543

6,291	4,448	16,470	10,664	126,568	76,232	56,927	20,751

7,818	5,718	9,688	17,116	80,537	80,498	46,239	49,023
(3,739)	(3,875)	(6,711)	(11,310)	(54,441)	(30,162)	(18,436)	(12,847)

10,370	6,291	19,447	16,470	152,664	126,568	84,730	56,927

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$1,615,015	$938,848	$15,678	$4,234	$53,952	$55,417
Capital gains distributions received	712,244	2,134,854	12,197	0	0	0
Realized gain (loss) on shares redeemed	279,147	130,276	5,831	2,010	490,701	451,871
Net change in unrealized gain (loss) on investments	3,097,154	(1,407,302)	129,274	453	3,974,064	(2,047,173)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,703,560	1,796,676	162,980	6,697	4,518,717	(1,539,885)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,842,162	4,923,791	791,950	538,733	9,001,775	9,690,264
Policy loans	(1,060,765)	(699,277)	(7,205)	(1,243)	(1,001,426)	(852,396)
Policy loan repayments and interest	487,748	219,129	407	113	200,648	286,617
Surrenders, withdrawals and death benefits	(2,469,274)	(2,808,690)	(20,037)	(4,437)	(1,992,692)	(1,970,776)
Net transfers between other subaccounts or fixed rate option	(33,806)	32,038	346,061	392,654	(786,910)	(386,276)
Withdrawal and other charges	(2,730,813)	(2,762,067)	(403,815)	(259,767)	(3,958,086)	(4,660,789)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(964,748)	(1,095,076)	707,361	666,053	1,463,309	2,106,644

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,738,812	701,600	870,341	672,750	5,982,026	566,759

NET ASSETS
Beginning of period	63,697,818	62,996,218	973,267	300,517	41,209,278	40,642,519

End of period	$68,436,630	$63,697,818	$1,843,608	$973,267	$47,191,304	$41,209,278

Beginning units	5,795,467	5,899,474	69,282	21,762	3,655,129	3,474,400

Units issued	827,574	929,766	75,623	67,139	778,326	923,144
Units redeemed	(913,227)	(1,033,773)	(28,986)	(19,619)	(657,256)	(742,415)

Ending units	5,709,814	5,795,467	115,919	69,282	3,776,199	3,655,129

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST First Trust Balanced Target Portfolio		AST First Trust Capital Appreciation Target Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$621,993	$271,046	$161,274	$102,936	$14,297	$8,400	$12,439	$4,382
2,435,738	0	1,040,209	0	0	0	0	0
681,890	623,273	131,153	141,155	3,900	3,765	1,416	(357)
4,731,453	(1,859,451)	322,081	(120,561)	72,492	(34,012)	100,690	(53,725)

8,471,074	(965,132)	1,654,717	123,530	90,689	(21,847)	114,545	(49,700)

14,369,452	14,526,587	2,934,195	2,824,097	508,835	442,537	617,093	416,488
(1,705,649)	(1,461,431)	(440,883)	(418,256)	(588)	0	(2,855)	(3,958)
385,523	249,572	64,554	47,394	9	0	170	15
(4,233,810)	(4,057,930)	(884,286)	(718,978)	(19,238)	(3,046)	(2,019)	(4,636)
527,724	656,226	767,055	920,361	74,593	88,467	350,916	329,812
(6,984,639)	(7,129,988)	(1,484,544)	(1,446,688)	(230,615)	(191,840)	(299,889)	(209,226)

2,358,601	2,783,036	956,091	1,207,930	332,996	336,118	663,416	528,495

10,829,675	1,817,904	2,610,808	1,331,460	423,685	314,271	777,961	478,795

68,082,318	66,264,414	15,816,163	14,484,703	677,161	362,890	725,906	247,111

$78,911,993	$68,082,318	$18,426,971	$15,816,163	$1,100,846	$677,161	$1,503,867	$725,906

6,080,893	5,835,875	1,419,225	1,309,841	48,466	25,518	52,653	16,768

1,367,817	1,470,849	357,552	376,704	39,932	36,719	64,892	52,830
(1,171,475)	(1,225,831)	(275,508)	(267,320)	(17,004)	(13,771)	(20,705)	(16,945)

6,277,235	6,080,893	1,501,269	1,419,225	71,394	48,466	96,840	52,653

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST Advanced Strategies Portfolio		AST Schroders Global Tactical Portfolio		AST CLS Moderate Asset Allocation Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$12,018	$3,191	$2,417	$(33)	$3,043	$415
Capital gains distributions received	3,858	0	4,670	3,931	24,382	6,155
Realized gain (loss) on shares redeemed	7,007	2,319	6,436	993	3,460	1,524
Net change in unrealized gain (loss) on investments	102,556	(10,274)	111,217	(21,061)	45,244	(21,169)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	125,439	(4,764)	124,740	(16,170)	76,129	(13,075)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	658,860	399,402	480,991	337,547	301,046	297,551
Policy loans	(8,173)	(4,069)	(8,942)	(3,973)	(16,127)	(1,236)
Policy loan repayments and interest	286	16	270	15	166	9
Surrenders, withdrawals and death benefits	(4,197)	(5,961)	(11,365)	(2,866)	(38,962)	(301)
Net transfers between other subaccounts or fixed rate option	202,406	208,307	172,569	261,297	132,892	174,430
Withdrawal and other charges	(316,174)	(185,027)	(267,409)	(162,157)	(161,044)	(114,535)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	533,008	412,668	366,114	429,863	217,971	355,918

TOTAL INCREASE (DECREASE) IN NET ASSETS	658,447	407,904	490,854	413,693	294,100	342,843

NET ASSETS
Beginning of period	702,594	294,690	653,348	239,655	667,457	324,614

End of period	$1,361,041	$702,594	$1,144,202	$653,348	$961,557	$667,457

Beginning units	48,990	20,519	46,645	16,660	50,105	23,866

Units issued	59,058	46,009	43,507	42,233	30,889	37,033
Units redeemed	(24,336)	(17,538)	(19,495)	(12,248)	(15,378)	(10,794)

Ending units	83,712	48,990	70,657	46,645	65,616	50,105

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)
ProFund VP Industrials		AST BlackRock Global Strategies Portfolio		TOPS Aggressive Growth ETF Portfolio		TOPS Balanced ETF Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	4/29/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011

$0	$(1)	$371,640	$(146,402)	$77	$(3)	$(52)	$(3)
0	0	0	0	0	0	0	0
58	(67)	(42,440)	(441,356)	885	(2)	629	7
0	0	13,121,989	(8,381,864)	11,093	203	9,406	838

58	(68)	13,451,189	(8,969,622)	12,055	198	9,983	842

0	0	23,859,111	16,832,979	129,032	2,246	51,818	1,766
0	0	(3,153,269)	(1,835,583)	(5,954)	0	(8)	0
0	0	740,334	411,350	228	0	4	7
0	0	(6,937,024)	(4,275,069)	(12,434)	0	(132)	0
(48)	81	(1,340,828)	119,253,421	103,803	14,110	167,908	44,399
(10)	(13)	(10,312,299)	(7,607,792)	(64,543)	(1,638)	(31,053)	(958)

(58)	68	2,856,025	122,779,306	150,132	14,718	188,537	45,214

0	0	16,307,214	113,809,684	162,187	14,916	198,520	46,056

0	0	113,809,684	0	14,916	0	46,056	0

$0	$0	$130,116,898	$113,809,684	$177,103	$14,916	$244,576	$46,056

0	0	12,292,993	0	1,403	0	4,463	0

862	1,485	2,609,591	13,964,491	20,911	1,559	19,913	4,556
(862)	(1,485)	(2,319,320)	(1,671,498)	(8,022)	(156)	(3,169)	(93)

0	0	12,583,264	12,292,993	14,292	1,403	21,207	4,463

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	TOPS Capital Preservation ETF Portfolio		TOPS Growth ETF Portfolio		TOPS Moderate Growth ETF Portfolio
	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011
OPERATIONS
Net investment income (loss)	$46	$(2)	$175	$(7)	$697	$(1)
Capital gains distributions received	0	0	724	0	0	0
Realized gain (loss) on shares redeemed	338	(49)	778	(37)	275	(5)
Net change in unrealized gain (loss) on investments	1,796	(97)	21,833	1,173	16,782	148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,180	(148)	23,510	1,129	17,754	142

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,244	261	127,001	9,686	135,619	2,386
Policy loans	(218)	(2,258)	(6)	0	(6)	0
Policy loan repayments and interest	1,735	288	3	0	3	0
Surrenders, withdrawals and death benefits	(159)	0	(849)	0	(163)	0
Net transfers between other subaccounts or fixed rate option	10,058	17,080	241,869	34,290	274,505	10,938
Withdrawal and other charges	(10,134)	(634)	(62,916)	(3,494)	(74,702)	(1,464)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,526	14,737	305,102	40,482	335,256	11,860

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,706	14,589	328,612	41,611	353,010	12,002

NET ASSETS
Beginning of period	14,589	0	41,611	0	12,002	0

End of period	$34,295	$14,589	$370,223	$41,611	$365,012	$12,002

Beginning units	1,430	0	3,659	0	1,161	0

Units issued	3,189	1,716	30,319	4,147	36,468	1,305
Units redeemed	(1,564)	(286)	(5,887)	(488)	(6,857)	(144)

Ending units	3,055	1,430	28,091	3,659	30,772	1,161

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A51

SUBACCOUNTS (Continued)
TOPS Protected Balanced ETF Portfolio		TOPS Protected Growth ETF Portfolio		TOPS Protected Moderate Growth ETF Portfolio
01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011

$(387)	$(35)	$(643)	$(36)	$(283)	$(35)
0	0	0	0	0	0
3,323	(10)	274	(11)	651	(11)
21,901	(44)	30,367	(789)	23,449	(488)

24,837	(89)	29,998	(836)	23,817	(534)

226,542	1,443	267,000	4,564	97,298	1,770
0	0	(1,951)	0	0	0
0	0	35	0	0	0
(5)	0	(30)	0	(16)	0
228,713	96,366	421,445	99,978	361,066	96,537
(149,282)	(1,357)	(97,352)	(2,714)	(55,212)	(1,597)

305,968	96,452	589,147	101,828	403,136	96,710

330,805	96,363	619,145	100,992	426,953	96,176

96,363	0	100,992	0	96,176	0

$427,168	$96,363	$720,137	$100,992	$523,129	$96,176

9,616	0	10,066	0	9,587	0

44,116	9,752	66,204	10,336	44,742	9,748
(14,290)	(136)	(9,710)	(270)	(5,469)	(161)

39,442	9,616	66,560	10,066	48,860	9,587

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A52

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2013

Note 1:	General

Pruco Life Variable Universal Account (the Account) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (Pruco Life), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a wholly-owned subsidiary of Prudential Financial, Inc. (PFI). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (SVUL), PruLife Custom Premier (VULII), PruLife Advisor Select (PROSEL), MPremier VUL (MPVUL), PruLife Custom Premier II (ENVUL), and Variable Universal Life Protector (VULP) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and eighteen subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Funds, Advanced Series Trust, (collectively the Series Funds) or one of the non-Prudential administered funds (collectively, the portfolios). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Value Fund
American Century VP Mid Cap Value Fund – Class 1 Shares
American Century VP Income & Growth Fund
AST T. Rowe Price Large-Cap Growth Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST BlackRock Value Portfolio
AST Federated Aggressive Growth Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T. Rowe Price Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Advanced Strategies Portfolio
AST Schroders Global Tactical Portfolio (formerly AST CLS Growth Asset Allocation Portfolio)
AST CLS Moderate Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
Prudential Conservative Balanced Portfolio
Goldman Sachs Structured Small Cap Equity Fund
Prudential SP International Value Portfolio
Prudential Diversified Bond Portfolio
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares
The Dreyfus Socially Responsible Growth Fund – Service Shares
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
SP Prudential U.S. Emerging Growth Portfolio
Prudential Value Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Jennison 20/20 Focus Portfolio
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Janus Aspen Enterprise Portfolio – Service Shares
Janus Aspen Balanced Portfolio – Service Shares
Janus Aspen Overseas Portfolio – Service Shares

A53

Note 1:	General (Continued)

Janus Aspen Janus Portfolio – Service Shares
Prudential SP International Growth Portfolio
Prudential Jennison Portfolio
Janus Aspen Janus Portfolio – Institutional Shares
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
M International Equity Fund
M Capital Appreciation Fund
MFS® Utilities Series – Initial Class
MFS® Growth Series – Initial Class
Prudential Money Market Portfolio
M Business Opportunity Value Fund
M Large Cap Growth Fund
Prudential Natural Resources Portfolio
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares
ProFund VP Asia 30
ProFund VP Banks*
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Basic Materials
ProFund VP UltraBull
ProFund VP Bull
ProFund VP Consumer Services*
ProFund VP Consumer Goods Portfolio*
ProFund VP Oil & Gas
ProFund VP Europe 30
ProFund VP Financials
ProFund VP U.S. Government Plus
ProFund VP Health Care
ProFund VP Industrials*
ProFund VP Internet
ProFund VP Japan
ProFund VP Precious Metals
ProFund VP Mid-Cap Growth
ProFund VP Money Market
ProFund VP Mid-Cap Value
ProFund VP Pharmaceuticals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity*
ProFund VP NASDAQ-100
ProFund VP Small-Cap
ProFund VP Semiconductor*
ProFund VP Small-Cap Growth
ProFund VP Short NASDAQ-100*
ProFund VP Short Small-Cap*
ProFund VP Small-Cap Value
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP UltraMid-Cap*
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap*
ProFund VP Utilities
Prudential Small Capitalization Stock Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
TOPS Aggressive Growth ETF Portfolio
TOPS Balanced ETF Portfolio
TOPS Capital Preservation ETF Portfolio
TOPS Growth ETF Portfolio
TOPS Moderate Growth ETF Portfolio
TOPS Protected Balanced ETF Portfolio
TOPS Protected Growth ETF Portfolio
TOPS Protected Moderate Growth ETF Portfolio
T. Rowe Price International Stock Portfolio
Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund

*	Subaccount was available for investment but had no assets as of December 31, 2012

The Portfolios are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

A54

Note 2:	Significant Accounting Policies (Continued)

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

New Accounting Pronouncements

Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 investments as of December 31, 2012, are presented below.

Proprietary Funds ( “Series Funds”)	$1,606,533,784
Goldman Sachs Structured Small Cap Equity Fund	$1,761,890
Janus Aspen Enterprise Portfolio – Service Shares	$3,024,254
Janus Aspen Balanced Portfolio – Service Shares	$2,572,502
Janus Aspen Overseas Portfolio – Service Shares	$8,492,193

A55

Note 3:	Fair Value (Continued)

Janus Aspen Janus Portfolio – Service Shares	$3,244,468
Janus Aspen Janus Portfolio – Institutional Shares	$2,299,372
M International Equity Fund	$766,165
M Capital Appreciation Fund	$1,431,827
M Business Opportunity Value Fund	$1,562,979
M Large Cap Growth Fund	$1,538,415
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$69,367
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares	$66,657
ProFund VP Asia 30	$2,919
ProFund VP Bear	$176
ProFund VP Biotechnology	$454
ProFund VP Basic Materials	$371
ProFund VP UltraBull	$19,979
ProFund VP Bull	$43,649
ProFund VP Oil & Gas	$12,015
ProFund VP Europe 30	$33,925
ProFund VP Financials	$7,228
ProFund VP U.S. Government Plus	$7,134
ProFund VP Health Care	$3,311
ProFund VP Internet	$1,309
ProFund VP Japan	$8,919
ProFund VP Precious Metals	$18,729
ProFund VP Mid-Cap Growth	$3,372
ProFund VP Money Market	$1,806,057
ProFund VP Mid-Cap Value	$1,639
ProFund VP Pharmaceuticals	$3,276
ProFund VP Real Estate	$37,764
ProFund VP NASDAQ-100	$82,346
ProFund VP Small-Cap	$78,096
ProFund VP Small-Cap Growth	$8,127
ProFund VP Technology	$370
ProFund VP Telecommunications	$4,547
ProFund VP UltraNASDAQ-100	$15,420
ProFund VP Utilities	$373
TOPS Aggressive Growth ETF Portfolio	$177,103
TOPS Balanced ETF Portfolio	$244,576
TOPS Capital Preservation ETF Portfolio	$34,295
TOPS Growth ETF Portfolio	$370,223
TOPS Moderate Growth ETF Portfolio	$365,012
TOPS Protected Balanced ETF Portfolio	$427,168
TOPS Protected Growth ETF Portfolio	$720,137
TOPS Protected Moderate Growth ETF Portfolio	$523,129
Invesco V.I. Technology Fund	$542,519

Transfers between levels:

During 2012 there were no significant transfers from Level 1 to Level 2. There were significant transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2011. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	$263,577
The Dreyfus Socially Responsible Growth Fund – Service Shares	$66,972
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$172,044
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	$2,908,705
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$211,289

A56

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$59,107,818	$(29,437,900)
Prudential Diversified Bond Portfolio	$8,332,356	$(10,679,896)
Prudential Equity Portfolio	$3,825,839	$(6,436,943)
Prudential Flexible Managed Portfolio	$3,337,731	$(568,601)
Prudential Conservative Balanced Portfolio	$1,362,476	$(2,553,301)
Prudential Value Portfolio	$3,377,076	$(7,552,188)
Prudential High Yield Bond Portfolio	$4,240,798	$(2,869,563)
Prudential Natural Resources Portfolio	$1,744,403	$(1,279,296)
Prudential Stock Index Portfolio	$11,905,580	$(22,213,271)
Prudential Global Portfolio	$1,357,706	$(1,833,258)
Prudential Government Income Portfolio	$867,939	$(10,574,316)
Prudential Jennison Portfolio	$4,004,247	$(4,819,674)
Prudential Small Capitalization Stock Portfolio	$1,429,773	$(3,919,261)
T. Rowe Price International Stock Portfolio	$909,443	$(2,296,401)
Janus Aspen Janus Portfolio – Institutional Shares	$165,760	$(1,191,622)
MFS® Growth Series – Initial Class	$691,975	$(422,249)
American Century VP Value Fund	$446,768	$(3,087,919)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2	$87,882	$(229,464)
American Century VP Income & Growth Fund	$62,915	$(74,372)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	$7,009	$(56,943)
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	$147,087	$(175,779)
Prudential SP Small Cap Value Portfolio	$2,538,776	$(4,138,159)
Prudential Jennison 20/20 Focus Portfolio	$1,181,338	$(423,174)
Goldman Sachs Structured Small Cap Equity Fund	$171,316	$(129,267)
Invesco V.I. Utilities Fund	$15,739	$(84,107)
Invesco V.I. Technology Fund	$78,255	$(80,892)
Janus Aspen Enterprise Portfolio – Service Shares	$243,402	$(215,334)
Janus Aspen Balanced Portfolio – Service Shares	$161,987	$(56,679)
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares	$7,536	$(14,838)
Janus Aspen Janus Portfolio – Service Shares	$197,425	$(330,758)
SP Prudential U.S. Emerging Growth Portfolio	$3,474,734	$(5,542,367)
Janus Aspen Overseas Portfolio – Service Shares	$1,342,356	$(994,228)
Prudential SP International Growth Portfolio	$1,648,896	$(3,066,777)
Prudential SP International Value Portfolio	$2,725,694	$(5,206,849)
M Large Cap Growth Fund	$371,024	$(416,633)
M Capital Appreciation Fund	$182,541	$(361,029)
M International Equity Fund	$41,748	$(490,840)
M Business Opportunity Value Fund	$514,647	$(101,717)
ProFund VP Asia 30	$4,742	$(2,273)
ProFund VP Banks	$1,423	$(1,393)
ProFund VP Basic Materials	$1,536	$(1,457)
ProFund VP Bear	$2,955,596	$(2,957,813)
ProFund VP Biotechnology	$3,145	$(3,265)
ProFund VP UltraBull	$9,878,806	$(10,141,248)

A57

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
ProFund VP Consumer Services	$1,393	$(3,780)
ProFund VP Consumer Goods Portfolio	$0	$(45,116)
ProFund VP Oil & Gas	$13,882	$(13,852)
ProFund VP Europe 30	$17,678	$(37,179)
ProFund VP Financials	$10,996	$(11,213)
ProFund VP Health Care	$13,842	$(14,706)
ProFund VP Internet	$2,816	$(1,396)
ProFund VP Japan	$5,528	$(7,879)
ProFund VP Mid-Cap Growth	$4,070	$(2,955)
ProFund VP Mid-Cap Value	$141	$(11,471)
ProFund VP Money Market	$20,965,290	$(21,049,278)
ProFund VP NASDAQ-100	$40,319	$(94,356)
ProFund VP Pharmaceuticals	$13,089	$(16,182)
ProFund VP Precious Metals	$2,699	$(5,031)
ProFund VP Real Estate	$467,317	$(475,456)
ProFund VP Rising Rates Opportunity	$1,409	$(24,592)
ProFund VP Semiconductor	$1,451	$(1,468)
ProFund VP Short NASDAQ-100	$1,662,079	$(1,659,870)
ProFund VP Short Small-Cap	$951,612	$(952,027)
ProFund VP Small-Cap	$5,505	$(52,498)
ProFund VP Small-Cap Growth	$22,397	(22,090)
ProFund VP Small-Cap Value	$0	$0
ProFund VP Technology	$1,461	$(23,161)
ProFund VP Telecommunications	$4,096	$(3,450)
ProFund VP U.S. Government Plus	$1,590,813	$(1,882,459)
ProFund VP UltraMid-Cap	$1,344,354	$(1,351,364)
ProFund VP UltraNASDAQ-100	$5,624,078	$(5,711,250)
ProFund VP UltraSmall-Cap	$2,484,393	$(2,498,431)
ProFund VP Bull	$463,630	$(465,466)
ProFund VP Utilities	$1,545	$(3,651)
AST T. Rowe Price Large-Cap Growth Portfolio	$1,642,291	$(1,373,135)
AST Cohen & Steers Realty Portfolio	$906,931	$(433,605)
AST J.P. Morgan Strategic Opportunities Portfolio	$1,205,764	$(270,546)
AST BlackRock Value Portfolio	$677,433	$(328,912)
AST Federated Aggressive Growth Portfolio	$495,193	$(263,158)
AST Small-Cap Value Portfolio	$595,549	$(395,855)
AST Goldman Sachs Mid-Cap Growth Portfolio	$543,951	$(283,670)
AST Large-Cap Value Portfolio	$2,004,558	$(1,476,296)
AST Marsico Capital Growth Portfolio	$847,696	$(2,723,174)
AST MFS Growth Portfolio	$453,973	$(109,337)
AST Neuberger Berman Mid-Cap Growth Portfolio	$0	$(21,665)
AST Small-Cap Growth Portfolio	$1,152,824	$(1,272,798)
AST PIMCO Limited Maturity Bond Portfolio	$862,080	$(481,971)
AST T. Rowe Price Natural Resources Portfolio	$1,713,723	$(1,867,254)
AST MFS Global Equity Portfolio	$465,262	$(103,974)
AST JPMorgan International Equity Portfolio	$675,590	$(380,240)
AST T. Rowe Price Global Bond Portfolio	$407,168	$(334,575)
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$34,180	$(77,434)
American Century VP Mid Cap Value Fund – Class 1 Shares	$308,458	$(106,344)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$185,750	$(106,408)
The Dreyfus Socially Responsible Growth Fund – Service Shares	$68,356	$(20,858)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$85,794	$(52,917)
MFS® Utilities Series – Initial Class	$593,499	$(307,557)
AST Schroders Multi-Asset World Strategies Portfolio	$451,962	$(55,795)
AST PIMCO Total Return Bond Portfolio	$6,528,558	$(7,657,861)
AST T. Rowe Price Asset Allocation Portfolio	$792,123	$(88,322)
AST Wellington Management Hedged Equity Portfolio	$5,076,110	$(3,687,664)
AST Balanced Asset Allocation Portfolio	$8,562,813	$(6,343,149)
AST Preservation Asset Allocation Portfolio	$2,882,184	$(1,965,495)
AST First Trust Balanced Target Portfolio	$444,263	$(113,447)
AST First Trust Capital Appreciation Target Portfolio	$743,739	$(82,987)

A58

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Advanced Strategies Portfolio	$637,421	$(106,977)
AST Schroders Global Tactical Portfolio	$449,588	$(85,766)
AST CLS Moderate Asset Allocation Portfolio	$306,731	$(90,895)
ProFund VP Industrials	$1,451	$(1,510)
AST BlackRock Global Strategies Portfolio	$13,938,325	$(11,315,109)
TOPS Aggressive Growth ETF Portfolio	$193,403	$(43,356)
TOPS Balanced ETF Portfolio	$202,899	$(14,464)
TOPS Capital Preservation ETF Portfolio	$28,476	$(10,973)
TOPS Growth ETF Portfolio	$340,212	$(35,287)
TOPS Moderate Growth ETF Portfolio	$361,771	$(26,707)
TOPS Protected Balanced ETF Portfolio	$435,094	$(129,860)
TOPS Protected Growth ETF Portfolio	$628,146	$(40,035)
TOPS Protected Moderate Growth ETF Portfolio	$432,123	$(29,620)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Account invests only in Class I shares of the Series Funds, not Class II shares. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio.  In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%.  The waiver is voluntary and may be modified or terminated by PI at any time without notice.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

A59

Note 7:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 1.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2012	134,236	$1.16770	to	$11.80302	$214,936	0.01%	0.00%	to	0.90%	-0.91%	to	0.01%
December 31, 2011	117,232	$1.16827	to	$11.80130	$185,243	0.02%	0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	108,017	$1.16879	to	$11.79799	$168,218	0.04%	0.00%	to	0.90%	-0.89%	to	0.04%
December 31, 2009	155,046	$1.16919	to	$11.79333	$254,664	0.40%	0.00%	to	0.90%	-0.50%	to	0.40%
December 31, 2008	152,865	$1.16584	to	$11.74670	$250,570	2.58%	0.00%	to	0.90%	1.71%	to	2.65%

	Prudential Diversified Bond Portfolio
December 31, 2012	38,479	$1.86398	to	$18.59559	$115,595	4.41%	0.00%	to	0.90%	9.70%	to	10.68%
December 31, 2011	38,050	$1.68563	to	$16.80071	$106,738	4.30%	0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	38,859	$1.56925	to	$15.62673	$105,025	4.19%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	39,173	$1.42063	to	$14.13312	$95,396	4.73%	0.00%	to	0.90%	19.43%	to	20.51%
December 31, 2008	40,753	$1.17995	to	$11.72770	$83,712	5.15%	0.00%	to	0.90%	-4.31%	to	-3.46%

	Prudential Equity Portfolio
December 31, 2012	35,374	$1.37071	to	$16.37348	$60,730	0.59%	0.00%	to	0.90%	12.67%	to	13.69%
December 31, 2011	35,904	$1.21658	to	$14.40227	$55,744	0.68%	0.00%	to	0.90%	-4.33%	to	-3.47%
December 31, 2010	37,120	$1.27159	to	$14.91964	$62,294	0.79%	0.00%	to	0.90%	10.91%	to	11.90%
December 31, 2009	39,201	$1.14646	to	$13.33280	$57,330	1.60%	0.00%	to	0.90%	36.95%	to	38.17%
December 31, 2008	38,469	$0.83715	to	$9.64954	$42,743	1.44%	0.00%	to	0.90%	-38.71%	to	-38.16%

	Prudential Flexible Managed Portfolio
December 31, 2012	6,830	$1.49209	to	$16.11645	$11,280	1.88%	0.20%	to	0.90%	12.35%	to	13.15%
December 31, 2011	5,030	$1.32802	to	$14.25121	$7,369	1.92%	0.20%	to	0.90%	3.41%	to	4.13%
December 31, 2010	5,095	$1.28426	to	$13.69306	$7,037	2.36%	0.20%	to	0.90%	11.03%	to	11.81%
December 31, 2009	5,134	$1.15666	to	$12.25274	$6,290	3.62%	0.20%	to	0.90%	13.21%	to	19.70%
December 31, 2008	4,253	$0.97293	to	$2.88180	$4,417	3.13%	0.20%	to	0.90%	-25.49%	to	-24.97%

	Prudential Conservative Balanced Portfolio
December 31, 2012	3,749	$1.52326	to	$15.58262	$7,963	2.06%	0.20%	to	0.90%	10.23%	to	11.01%
December 31, 2011	4,738	$1.38183	to	$14.04399	$8,258	2.19%	0.20%	to	0.90%	3.67%	to	4.39%
December 31, 2010	5,129	$1.33292	to	$13.46019	$8,417	2.41%	0.20%	to	0.90%	10.75%	to	11.52%
December 31, 2009	4,262	$1.20355	to	$12.07580	$7,761	3.95%	0.20%	to	0.90%	12.05%	to	19.77%
December 31, 2008	4,922	$1.01188	to	$2.64903	$7,690	4.31%	0.20%	to	0.90%	-22.11%	to	-21.56%

	Prudential Value Portfolio
December 31, 2012	9,379	$1.77375	to	$11.31158	$54,609	0.98%	0.00%	to	0.90%	13.60%	to	14.62%
December 31, 2011	10,597	$1.56140	to	$9.86861	$51,441	1.02%	0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	10,813	$1.66848	to	$10.45158	$55,064	1.14%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	5,906	$1.47859	to	$5.08421	$12,632	1.98%	0.20%	to	0.90%	40.66%	to	41.65%
December 31, 2008	7,685	$1.05115	to	$3.60373	$11,188	1.84%	0.20%	to	0.90%	-42.81%	to	-42.41%

	Prudential High Yield Bond Portfolio
December 31, 2012	13,745	$2.05286	to	$20.43631	$31,749	7.05%	0.00%	to	0.90%	13.40%	to	14.43%
December 31, 2011	13,159	$1.79623	to	$17.85986	$26,458	7.49%	0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	13,096	$1.71027	to	$16.99325	$25,155	8.40%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	12,998	$1.50083	to	$14.89993	$21,854	10.12%	0.00%	to	0.90%	45.85%	to	47.16%
December 31, 2008	6,982	$1.02083	to	$10.12490	$8,048	8.72%	0.00%	to	0.90%	-22.97%	to	-22.28%

A60

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Natural Resources Portfolio
December 31, 2012	893	$7.84199	to	$13.30256	$7,450	0.48%	0.00%	to	0.60%	-3.05%	to	-2.47%
December 31, 2011	804	$8.04868	to	$13.72166	$7,245	0.17%	0.00%	to	0.60%	-19.52%	to	-19.03%
December 31, 2010	751	$9.95074	to	$17.04921	$9,080	0.40%	0.00%	to	0.60%	27.22%	to	27.98%
December 31, 2009	608	$7.78270	to	$13.40114	$6,367	0.67%	0.00%	to	0.60%	76.05%	to	77.11%
December 31, 2008	456	$4.39882	to	$7.61216	$3,063	0.75%	0.00%	to	0.60%	-55.21%	to	-53.28%

	Prudential Stock Index Portfolio
December 31, 2012	114,870	$1.09647	to	$15.59974	$236,102	1.70%	0.00%	to	0.90%	14.65%	to	15.68%
December 31, 2011	117,459	$0.95640	to	$13.48550	$213,582	1.59%	0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	118,972	$0.94652	to	$13.22764	$216,635	1.88%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	112,803	$0.83357	to	$11.54386	$162,566	2.75%	0.00%	to	0.90%	24.94%	to	26.07%
December 31, 2008	115,268	$0.66717	to	$9.15654	$132,843	2.25%	0.00%	to	0.90%	-37.51%	to	-36.94%

	Prudential Global Portfolio
December 31, 2012	14,650	$0.96087	to	$16.20527	$20,593	1.61%	0.00%	to	0.90%	16.48%	to	17.52%
December 31, 2011	14,828	$0.82495	to	$13.78930	$17,962	1.55%	0.00%	to	0.90%	-7.80%	to	-6.97%
December 31, 2010	14,696	$0.89473	to	$14.82290	$19,226	1.59%	0.00%	to	0.90%	11.74%	to	12.74%
December 31, 2009	14,708	$0.80076	to	$13.14756	$17,090	2.88%	0.00%	to	0.90%	30.22%	to	31.39%
December 31, 2008	15,081	$0.61494	to	$10.00641	$13,231	1.80%	0.00%	to	0.90%	-43.43%	to	-42.92%

	Prudential Government Income Portfolio
December 31, 2012	34,898	$3.89066	to	$3.89066	$135,776	2.07%	0.60%	to	0.60%	3.02%	to	3.02%
December 31, 2011	37,217	$3.77676	to	$3.77676	$140,561	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	36,770	$3.53015	to	$3.53015	$129,805	2.84%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	30,730	$3.31942	to	$3.31942	$102,004	3.10%	0.60%	to	0.60%	7.07%	to	7.07%
December 31, 2008	30,925	$3.10024	to	$3.10024	$95,874	4.18%	0.60%	to	0.60%	3.68%	to	3.68%

	Prudential Jennison Portfolio
December 31, 2012	48,043	$0.88463	to	$17.31597	$63,859	0.16%	0.00%	to	0.90%	15.14%	to	16.18%
December 31, 2011	48,480	$0.76828	to	$14.90445	$55,669	0.30%	0.00%	to	0.90%	-0.60%	to	0.30%
December 31, 2010	49,432	$0.77289	to	$14.85977	$56,722	0.44%	0.00%	to	0.90%	10.95%	to	11.95%
December 31, 2009	45,195	$0.69663	to	$13.27361	$46,132	0.66%	0.00%	to	0.90%	41.76%	to	43.03%
December 31, 2008	48,152	$0.49141	to	$9.28019	$33,953	0.52%	0.00%	to	0.90%	-37.84%	to	-37.28%

	Prudential Small Capitalization Stock Portfolio
December 31, 2012	7,361	$4.80032	to	$13.17265	$36,114	0.60%	0.00%	to	0.60%	15.33%	to	16.03%
December 31, 2011	7,914	$4.16212	to	$11.35320	$33,461	0.79%	0.00%	to	0.60%	-0.04%	to	0.56%
December 31, 2010	7,709	$4.16370	to	$11.28986	$32,517	0.86%	0.00%	to	0.60%	25.18%	to	25.93%
December 31, 2009	6,666	$3.32627	to	$8.96530	$22,306	1.83%	0.00%	to	0.60%	24.44%	to	25.18%
December 31, 2008	6,772	$2.67299	to	$7.16174	$18,131	1.15%	0.00%	to	0.60%	-31.45%	to	-29.58%

	T. Rowe Price International Stock Portfolio
December 31, 2012	5,199	$1.06396	to	$1.35149	$6,509	1.20%	0.20%	to	0.90%	17.38%	to	18.20%
December 31, 2011	6,293	$0.90643	to	$1.14795	$6,790	1.42%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	7,211	$1.04924	to	$1.32482	$9,040	0.98%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	4,935	$0.92493	to	$1.16432	$5,227	2.57%	0.20%	to	0.90%	51.03%	to	52.08%
December 31, 2008	5,410	$0.61243	to	$0.76868	$3,813	1.91%	0.20%	to	0.90%	-49.16%	to	-48.80%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2012	2,633	$0.80932	to	$1.09451	$2,299	0.57%	0.20%	to	0.90%	17.53%	to	18.35%
December 31, 2011	3,660	$0.68861	to	$0.92849	$2,877	0.59%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	4,473	$0.73375	to	$0.98636	$3,766	1.07%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	5,000	$0.64654	to	$0.86645	$3,686	0.52%	0.20%	to	0.90%	35.14%	to	36.12%
December 31, 2008	7,671	$0.47843	to	$0.63919	$4,219	0.75%	0.20%	to	0.90%	-40.24%	to	-39.84%

	MFS® Growth Series – Initial Class
December 31, 2012	3,001	$0.79955	to	$1.31659	$2,963	0.00%	0.20%	to	0.90%	16.34%	to	17.15%
December 31, 2011	2,705	$0.68727	to	$1.12832	$2,278	0.19%	0.20%	to	0.90%	-1.23%	to	-0.52%
December 31, 2010	2,890	$0.69580	to	$1.13884	$2,455	0.12%	0.20%	to	0.90%	14.30%	to	15.11%
December 31, 2009	3,015	$0.60874	to	$0.99337	$2,198	0.32%	0.20%	to	0.90%	36.47%	to	37.40%
December 31, 2008	3,262	$0.44607	to	$0.72584	$1,722	0.22%	0.20%	to	0.90%	-37.97%	to	-37.55%

A61

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Century VP Value Fund
December 31, 2012	2,598	$1.90986	to	$2.21164	$5,303	1.94%	0.20%	to	0.90%	13.55%	to	14.35%
December 31, 2011	4,057	$1.67698	to	$1.93412	$7,155	2.02%	0.20%	to	0.90%	0.11%	to	0.82%
December 31, 2010	5,257	$1.67009	to	$1.91839	$9,163	2.24%	0.20%	to	0.90%	12.41%	to	13.19%
December 31, 2009	5,241	$1.48130	to	$1.69480	$8,094	5.52%	0.20%	to	0.90%	18.79%	to	19.63%
December 31, 2008	6,144	$1.24327	to	$1.41671	$8,066	2.44%	0.20%	to	0.90%	-27.43%	to	-26.92%

	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
December 31, 2012	3,952	$0.99582	to	$1.05640	$4,077	0.00%	0.20%	to	0.90%	9.86%	to	10.63%
December 31, 2011	4,072	$0.90648	to	$0.95490	$3,808	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	4,220	$0.96110	to	$1.00543	$4,170	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	4,608	$0.75991	to	$0.78940	$3,582	0.00%	0.20%	to	0.90%	42.30%	to	43.27%
December 31, 2008	4,817	$0.53401	to	$0.55099	$2,621	0.00%	0.20%	to	0.90%	-43.00%	to	-42.61%

	American Century VP Income & Growth Fund
December 31, 2012	771	$1.29161	to	$1.29161	$996	2.12%	0.20%	to	0.20%	14.51%	to	14.51%
December 31, 2011	779	$1.12794	to	$1.12794	$879	1.55%	0.20%	to	0.20%	2.90%	to	2.90%
December 31, 2010	921	$1.09612	to	$1.09612	$1,009	1.56%	0.20%	to	0.20%	13.90%	to	13.90%
December 31, 2009	878	$0.96235	to	$0.96235	$845	4.94%	0.20%	to	0.20%	17.87%	to	17.87%
December 31, 2008	927	$0.81648	to	$0.81648	$757	2.33%	0.20%	to	0.20%	-34.71%	to	-34.71%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares
December 31, 2012	151	$1.79536	to	$1.79536	$271	0.46%	0.20%	to	0.20%	19.45%	to	19.45%
December 31, 2011	179	$1.50308	to	$1.50308	$269	0.54%	0.20%	to	0.20%	0.19%	to	0.19%
December 31, 2010	229	$1.50022	to	$1.50022	$343	1.00%	0.20%	to	0.20%	26.83%	to	26.83%
December 31, 2009	238	$1.18286	to	$1.18286	$282	1.49%	0.20%	to	0.20%	35.23%	to	35.23%
December 31, 2008	288	$0.87470	to	$0.87470	$252	0.97%	0.20%	to	0.20%	-40.54%	to	-40.54%

	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
December 31, 2012	5,592	$0.62072	to	$0.62072	$3,471	0.00%	0.20%	to	0.20%	20.33%	to	20.33%
December 31, 2011	5,639	$0.51586	to	$0.51586	$2,909	0.42%	0.20%	to	0.20%	-14.01%	to	-14.01%
December 31, 2010	4,690	$0.59994	to	$0.59994	$2,814	0.69%	0.20%	to	0.20%	30.87%	to	30.87%
December 31, 2009	4,972	$0.45844	to	$0.45844	$2,279	1.93%	0.20%	to	0.20%	25.79%	to	25.79%
December 31, 2008	6,325	$0.36445	to	$0.36445	$2,305	0.96%	0.20%	to	0.20%	-37.72%	to	-37.72%

	Prudential SP Small Cap Value Portfolio
December 31, 2012	23,910	$1.80963	to	$17.96652	$49,111	0.45%	0.00%	to	0.90%	15.02%	to	16.06%
December 31, 2011	24,675	$1.57327	to	$15.48009	$43,759	0.68%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	24,926	$1.62854	to	$15.92112	$45,562	0.64%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	24,945	$1.29106	to	$12.60902	$36,145	1.49%	0.00%	to	0.90%	29.63%	to	30.80%
December 31, 2008	25,605	$0.98795	to	$9.63974	$28,735	1.10%	0.00%	to	0.90%	-31.12%	to	-30.50%

	Prudential Jennison 20/20 Focus Portfolio (became available May 1, 2008)
December 31, 2012	364	$11.06610	to	$11.11785	$4,023	0.00%	0.00%	to	0.10%	10.93%	to	11.04%
December 31, 2011	292	$9.97615	to	$10.01280	$2,916	0.08%	0.00%	to	0.10%	-4.26%	to	-4.17%
December 31, 2010	228	$10.42032	to	$10.44817	$2,380	0.00%	0.00%	to	0.10%	7.73%	to	7.84%
December 31, 2009	147	$9.67279	to	$9.68892	$1,422	0.41%	0.00%	to	0.10%	57.67%	to	57.83%
December 31, 2008	45	$6.13465	to	$6.13876	$273	0.04%	0.00%	to	0.10%	-39.76%	to	-39.72%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2012	987	$1.78465	to	$1.78465	$1,762	1.18%	0.20%	to	0.20%	12.61%	to	12.61%
December 31, 2011	962	$1.58487	to	$1.58487	$1,524	0.87%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	952	$1.57742	to	$1.57742	$1,501	0.58%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	906	$1.21475	to	$1.21475	$1,101	1.29%	0.20%	to	0.20%	27.42%	to	27.42%
December 31, 2008	1,013	$0.95338	to	$0.95338	$965	0.67%	0.20%	to	0.20%	-34.16%	to	-34.16%

	Invesco V.I. Utilities Fund
December 31, 2012	54	$1.29826	to	$1.29826	$70	3.38%	0.20%	to	0.20%	3.39%	to	3.39%
December 31, 2011	109	$1.25573	to	$1.25573	$136	3.52%	0.20%	to	0.20%	16.22%	to	16.22%
December 31, 2010	62	$1.08045	to	$1.08045	$67	4.18%	0.20%	to	0.20%	6.08%	to	6.08%
December 31, 2009	16	$1.01849	to	$1.01849	$17	4.79%	0.20%	to	0.20%	14.70%	to	14.70%
December 31, 2008	29	$0.88793	to	$0.88793	$26	2.08%	0.20%	to	0.20%	-32.49%	to	-32.49%

A62

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Technology Fund
December 31, 2012	1,464	$0.37059	to	$0.37059	$543	0.00%	0.20%	to	0.20%	11.10%	to	11.10%
December 31, 2011	1,476	$0.33356	to	$0.33356	$492	0.19%	0.20%	to	0.20%	-5.21%	to	-5.21%
December 31, 2010	1,424	$0.35191	to	$0.35191	$501	0.00%	0.20%	to	0.20%	21.18%	to	21.18%
December 31, 2009	1,297	$0.29040	to	$0.29040	$377	0.00%	0.20%	to	0.20%	57.11%	to	57.11%
December 31, 2008	2,238	$0.18484	to	$0.18484	$414	0.00%	0.20%	to	0.20%	-44.62%	to	-44.62%

	Janus Aspen Enterprise Portfolio – Service Shares
December 31, 2012	3,178	$0.95162	to	$0.95162	$3,024	0.00%	0.20%	to	0.20%	16.75%	to	16.75%
December 31, 2011	3,153	$0.81509	to	$0.81509	$2,570	0.00%	0.20%	to	0.20%	-1.85%	to	-1.85%
December 31, 2010	2,822	$0.83044	to	$0.83044	$2,343	0.00%	0.20%	to	0.20%	25.27%	to	25.27%
December 31, 2009	1,917	$0.66290	to	$0.66290	$1,271	0.00%	0.20%	to	0.20%	44.15%	to	44.15%
December 31, 2008	3,569	$0.45987	to	$0.45987	$1,641	0.07%	0.20%	to	0.20%	-43.97%	to	-43.97%

	Janus Aspen Balanced Portfolio – Service Shares
December 31, 2012	1,422	$1.80909	to	$1.80909	$2,573	2.59%	0.20%	to	0.20%	13.15%	to	13.15%
December 31, 2011	1,359	$1.59890	to	$1.59890	$2,173	0.64%	0.20%	to	0.20%	1.15%	to	1.15%
December 31, 2010	14,781	$1.58067	to	$1.58067	$23,365	2.56%	0.20%	to	0.20%	7.90%	to	7.90%
December 31, 2009	14,890	$1.46490	to	$1.46490	$21,812	2.75%	0.20%	to	0.20%	25.33%	to	25.33%
December 31, 2008	15,284	$1.16882	to	$1.16882	$17,864	2.38%	0.20%	to	0.20%	-16.23%	to	-16.23%

	Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares
December 31, 2012	95	$0.70080	to	$0.70080	$67	0.00%	0.20%	to	0.20%	15.93%	to	15.93%
December 31, 2011	106	$0.60448	to	$0.60448	$64	0.00%	0.20%	to	0.20%	0.63%	to	0.63%
December 31, 2010	117	$0.60070	to	$0.60070	$70	0.00%	0.20%	to	0.20%	26.90%	to	26.90%
December 31, 2009	1,806	$0.47337	to	$0.47337	$855	0.00%	0.20%	to	0.20%	32.02%	to	32.02%
December 31, 2008	3,704	$0.35855	to	$0.35855	$1,328	0.00%	0.20%	to	0.20%	-49.32%	to	-49.32%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2012	2,698	$1.20268	to	$1.20268	$3,244	0.44%	0.25%	to	0.25%	17.98%	to	17.98%
December 31, 2011	2,803	$1.01935	to	$1.01935	$2,857	0.45%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	2,774	$1.08200	to	$1.08200	$3,001	0.37%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	2,730	$0.94948	to	$0.94948	$2,592	0.39%	0.25%	to	0.25%	35.67%	to	35.67%
December 31, 2008	2,638	$0.69982	to	$0.69982	$1,846	0.60%	0.25%	to	0.25%	-40.02%	to	-40.02%

	SP Prudential U.S. Emerging Growth Portfolio
December 31, 2012	28,003	$1.93040	to	$24.30091	$58,241	0.40%	0.00%	to	0.90%	15.83%	to	16.88%
December 31, 2011	28,887	$1.66657	to	$20.79118	$51,651	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	29,307	$1.64508	to	$20.34034	$51,321	0.40%	0.00%	to	0.90%	10.82%	to	20.43%
December 31, 2009	18,089	$1.37832	to	$16.88951	$26,435	0.74%	0.00%	to	0.90%	40.63%	to	41.89%
December 31, 2008	17,657	$0.98012	to	$11.90349	$18,131	0.30%	0.00%	to	0.90%	-36.80%	to	-36.23%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2012	3,600	$1.60929	to	$8.07020	$8,492	0.62%	0.00%	to	0.20%	12.96%	to	13.18%
December 31, 2011	3,624	$1.42470	to	$7.13030	$7,216	0.38%	0.00%	to	0.20%	-32.47%	to	-32.34%
December 31, 2010	3,391	$2.10977	to	$10.53801	$9,730	0.54%	0.00%	to	0.20%	24.77%	to	25.02%
December 31, 2009	3,189	$1.69089	to	$8.42931	$6,535	0.38%	0.00%	to	0.20%	78.72%	to	79.07%
December 31, 2008	3,779	$0.94610	to	$4.70718	$3,672	1.08%	0.00%	to	0.20%	-53.25%	to	-52.32%

	Prudential SP International Growth Portfolio
December 31, 2012	10,122	$1.39668	to	$16.59017	$16,324	0.64%	0.00%	to	0.90%	21.31%	to	22.40%
December 31, 2011	10,936	$1.15131	to	$13.55433	$14,502	1.32%	0.00%	to	0.90%	-15.67%	to	-14.91%
December 31, 2010	10,847	$1.36526	to	$15.93013	$16,833	1.53%	0.00%	to	0.90%	12.99%	to	14.01%
December 31, 2009	10,409	$1.20832	to	$13.97300	$14,168	2.19%	0.00%	to	0.90%	35.93%	to	37.15%
December 31, 2008	9,545	$0.88890	to	$10.18821	$9,576	1.65%	0.00%	to	0.90%	-50.74%	to	-50.30%

	Prudential SP International Value Portfolio
December 31, 2012	18,736	$1.43777	to	$17.49402	$29,584	2.65%	0.00%	to	0.90%	15.88%	to	16.92%
December 31, 2011	20,563	$1.23267	to	$14.96206	$27,467	2.48%	0.00%	to	0.90%	-13.88%	to	-13.10%
December 31, 2010	20,984	$1.42208	to	$17.21726	$32,262	2.25%	0.00%	to	0.90%	9.82%	to	10.81%
December 31, 2009	18,228	$1.28655	to	$15.53780	$24,875	3.07%	0.00%	to	0.90%	31.18%	to	32.35%
December 31, 2008	18,736	$0.97450	to	$11.73996	$19,393	2.77%	0.00%	to	0.90%	-44.56%	to	-44.06%

A63

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Growth Fund
December 31, 2012	87	$17.78481	to	$17.78481	$1,538	0.05%	0.00%	to	0.00%	19.31%	to	19.31%
December 31, 2011	90	$14.90583	to	$14.90583	$1,334	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	80	$15.02620	to	$15.02620	$1,197	0.29%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	141	$12.21001	to	$12.21001	$1,718	0.65%	0.00%	to	0.00%	37.40%	to	37.40%
December 31, 2008	143	$8.88618	to	$8.88618	$1,275	0.02%	0.00%	to	0.00%	-48.97%	to	-48.97%

	M Capital Appreciation Fund
December 31, 2012	71	$20.19222	to	$20.19222	$1,432	0.31%	0.00%	to	0.00%	17.43%	to	17.43%
December 31, 2011	81	$17.19477	to	$17.19477	$1,390	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	84	$18.53329	to	$18.53329	$1,554	0.20%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	81	$14.59268	to	$14.59268	$1,175	0.05%	0.00%	to	0.00%	48.61%	to	48.61%
December 31, 2008	92	$9.81970	to	$9.81970	$903	0.00%	0.00%	to	0.00%	-42.03%	to	-42.03%

	M International Equity Fund
December 31, 2012	47	$16.19318	to	$16.19318	$766	1.64%	0.00%	to	0.00%	20.68%	to	20.68%
December 31, 2011	79	$13.41819	to	$13.41819	$1,057	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	103	$15.52304	to	$15.52304	$1,605	2.95%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	125	$14.83943	to	$14.83943	$1,852	2.50%	0.00%	to	0.00%	25.28%	to	25.28%
December 31, 2008	148	$11.84498	to	$11.84498	$1,755	3.51%	0.00%	to	0.00%	-39.84%	to	-39.84%

	M Business Opportunity Value Fund
December 31, 2012	94	$16.59343	to	$16.59343	$1,563	0.83%	0.00%	to	0.00%	17.29%	to	17.29%
December 31, 2011	68	$14.14755	to	$14.14755	$957	0.36%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	56	$14.75415	to	$14.75415	$823	0.69%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	46	$13.50201	to	$13.50201	$626	0.80%	0.00%	to	0.00%	24.58%	to	24.58%
December 31, 2008	46	$10.83791	to	$10.83791	$503	0.05%	0.00%	to	0.00%	-34.48%	to	-34.48%

	ProFund VP Asia 30****
December 31, 2012	1	$2.93787	to	$2.93787	$3	0.00%	0.25%	to	0.25%	15.19%	to	15.19%
December 31, 2011	0	$2.55045	to	$2.55045	$0	0.06%	0.25%	to	0.25%	-27.18%	to	-27.18%
December 31, 2010	1	$3.50228	to	$3.50228	$4	0.34%	0.25%	to	0.25%	13.62%	to	13.62%
December 31, 2009	15	$3.08242	to	$3.08242	$47	0.95%	0.25%	to	0.25%	53.82%	to	53.82%
December 31, 2008	15	$2.00394	to	$2.00394	$30	0.74%	0.25%	to	0.25%	-50.94%	to	-50.94%

	ProFund VP Banks****
December 31, 2012	0	$0.60658	to	$0.60658	$0	0.00%	0.25%	to	0.25%	33.06%	to	33.06%
December 31, 2011	0	$0.45586	to	$0.45586	$0	0.00%	0.25%	to	0.25%	-26.90%	to	-26.90%
December 31, 2010	0	$0.62360	to	$0.62360	$0	0.00%	0.25%	to	0.25%	8.07%	to	8.07%
December 31, 2009	0	$0.57706	to	$0.57706	$0	0.03%	0.25%	to	0.25%	-4.48%	to	-4.48%
December 31, 2008	0	$0.60411	to	$0.60411	$0	0.00%	0.25%	to	0.25%	-47.05%	to	-47.05%

	ProFund VP Basic Materials****
December 31, 2012	0	$2.10240	to	$2.10240	$0	0.24%	0.25%	to	0.25%	8.21%	to	8.21%
December 31, 2011	0	$1.94282	to	$1.94282	$0	0.19%	0.25%	to	0.25%	-16.36%	to	-16.36%
December 31, 2010	1	$2.32290	to	$2.32290	$3	1.83%	0.25%	to	0.25%	29.38%	to	29.38%
December 31, 2009	6	$1.79541	to	$1.79541	$10	0.47%	0.25%	to	0.25%	61.97%	to	61.97%
December 31, 2008	5	$1.10848	to	$1.10848	$5	0.23%	0.25%	to	0.25%	-51.54%	to	-51.54%

	ProFund VP Bear****
December 31, 2012	0	$0.38584	to	$0.38584	$0	0.00%	0.25%	to	0.25%	-16.80%	to	-16.80%
December 31, 2011	6	$0.46374	to	$0.46374	$3	0.00%	0.25%	to	0.25%	-9.05%	to	-9.05%
December 31, 2010	7	$0.50989	to	$0.50989	$4	0.00%	0.25%	to	0.25%	-17.99%	to	-17.99%
December 31, 2009	8	$0.62176	to	$0.62176	$5	0.03%	0.25%	to	0.25%	-28.04%	to	-28.04%
December 31, 2008	8	$0.86403	to	$0.86403	$7	2.84%	0.25%	to	0.25%	39.57%	to	39.57%

	ProFund VP Biotechnology****
December 31, 2012	0	$2.74693	to	$2.74693	$0	0.00%	0.25%	to	0.25%	40.35%	to	40.35%
December 31, 2011	0	$1.95722	to	$1.95722	$0	0.00%	0.25%	to	0.25%	6.29%	to	6.29%
December 31, 2010	0	$1.84134	to	$1.84134	$0	0.00%	0.25%	to	0.25%	4.84%	to	4.84%
December 31, 2009	0.003	$1.75633	to	$1.75633	$0	0.00%	0.25%	to	0.25%	3.46%	to	3.46%
December 31, 2008	0	$1.69755	to	$1.69755	$0	0.00%	0.25%	to	0.25%	1.59%	to	1.59%

A64

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP UltraBull
December 31, 2012	13	$1.51136	to	$1.51136	$20	0.00%	0.25%	to	0.25%	28.60%	to	28.60%
December 31, 2011	188	$1.17527	to	$1.17527	$221	0.00%	0.25%	to	0.25%	-5.06%	to	-5.06%
December 31, 2010	80	$1.23797	to	$1.23797	$100	0.00%	0.25%	to	0.25%	21.86%	to	21.86%
December 31, 2009	2	$1.01589	to	$1.01589	$2	0.05%	0.25%	to	0.25%	44.26%	to	44.26%
December 31, 2008	5	$0.70421	to	$0.70421	$3	1.78%	0.25%	to	0.25%	-67.48%	to	-67.48%

	ProFund VP Consumer Services****
December 31, 2012	0	$1.71649	to	$1.71649	$0	0.00%	0.25%	to	0.25%	21.80%	to	21.80%
December 31, 2011	2	$1.40928	to	$1.40928	$2	0.00%	0.25%	to	0.25%	5.24%	to	5.24%
December 31, 2010	1	$1.33913	to	$1.33913	$2	0.00%	0.25%	to	0.25%	21.09%	to	21.09%
December 31, 2009	0	$1.10591	to	$1.10591	$0	0.00%	0.25%	to	0.25%	30.46%	to	30.46%
December 31, 2008	0	$0.84767	to	$0.84767	$0	0.00%	0.25%	to	0.25%	-31.55%	to	-31.55%

	ProFund VP Consumer Goods Portfolio****
December 31, 2012	0	$1.83314	to	$1.83314	$0	1.29%	0.25%	to	0.25%	10.59%	to	10.59%
December 31, 2011	25	$1.65767	to	$1.65767	$42	0.01%	0.25%	to	0.25%	6.68%	to	6.68%
December 31, 2010	0	$1.55383	to	$1.55383	$0	0.48%	0.25%	to	0.25%	17.06%	to	17.06%
December 31, 2009	0	$1.32740	to	$1.32740	$0	1.12%	0.25%	to	0.25%	21.26%	to	21.26%
December 31, 2008	0	$1.09464	to	$1.09464	$0	1.28%	0.25%	to	0.25%	-26.89%	to	-26.89%

	ProFund VP Oil & Gas
December 31, 2012	4	$2.94604	to	$2.94604	$12	0.10%	0.25%	to	0.25%	2.64%	to	2.64%
December 31, 2011	4	$2.87023	to	$2.87023	$12	0.28%	0.25%	to	0.25%	1.99%	to	1.99%
December 31, 2010	32	$2.81416	to	$2.81416	$89	0.31%	0.25%	to	0.25%	17.47%	to	17.47%
December 31, 2009	28	$2.39569	to	$2.39569	$66	0.00%	0.25%	to	0.25%	15.21%	to	15.21%
December 31, 2008	9	$2.07935	to	$2.07935	$19	0.00%	0.25%	to	0.25%	-37.11%	to	-37.11%

	ProFund VP Europe 30
December 31, 2012	19	$1.80624	to	$1.80624	$34	3.60%	0.25%	to	0.25%	16.31%	to	16.31%
December 31, 2011	30	$1.55300	to	$1.55300	$47	0.71%	0.25%	to	0.25%	-9.11%	to	-9.11%
December 31, 2010	26	$1.70866	to	$1.70866	$45	1.60%	0.25%	to	0.25%	2.38%	to	2.38%
December 31, 2009	31	$1.66900	to	$1.66900	$52	3.46%	0.25%	to	0.25%	31.96%	to	31.96%
December 31, 2008	4	$1.26476	to	$1.26476	$5	1.37%	0.25%	to	0.25%	-44.14%	to	-44.14%

	ProFund VP Financials
December 31, 2012	8	$0.90179	to	$0.90179	$7	0.10%	0.25%	to	0.25%	24.43%	to	24.43%
December 31, 2011	8	$0.72473	to	$0.72473	$6	0.00%	0.25%	to	0.25%	-14.05%	to	-14.05%
December 31, 2010	3	$0.84316	to	$0.84316	$3	1.38%	0.25%	to	0.25%	10.65%	to	10.65%
December 31, 2009	72	$0.76198	to	$0.76198	$55	1.99%	0.25%	to	0.25%	14.74%	to	14.74%
December 31, 2008	56	$0.66411	to	$0.66411	$37	1.09%	0.25%	to	0.25%	-50.67%	to	-50.67%

	ProFund VP Health Care
December 31, 2012	2	$1.64124	to	$1.64124	$3	0.32%	0.25%	to	0.25%	17.12%	to	17.12%
December 31, 2011	3	$1.40136	to	$1.40136	$4	0.79%	0.25%	to	0.25%	9.84%	to	9.84%
December 31, 2010	78	$1.27586	to	$1.27586	$100	0.16%	0.25%	to	0.25%	2.58%	to	2.58%
December 31, 2009	43	$1.24376	to	$1.24376	$53	0.75%	0.25%	to	0.25%	19.26%	to	19.26%
December 31, 2008	42	$1.04293	to	$1.04293	$43	0.29%	0.25%	to	0.25%	-24.48%	to	-24.48%

	ProFund VP Internet****
December 31, 2012	0	$3.01376	to	$3.01376	$1	0.00%	0.25%	to	0.25%	19.47%	to	19.47%
December 31, 2011	0	$2.52268	to	$2.52268	$0	0.00%	0.25%	to	0.25%	-7.14%	to	-7.14%
December 31, 2010	1	$2.71677	to	$2.71677	$2	0.00%	0.25%	to	0.25%	34.94%	to	34.94%
December 31, 2009	1	$2.01325	to	$2.01325	$2	0.00%	0.25%	to	0.25%	76.83%	to	76.83%
December 31, 2008	0	$1.13850	to	$1.13850	$0	0.00%	0.25%	to	0.25%	-44.97%	to	-44.97%

	ProFund VP Japan
December 31, 2012	7	$1.26014	to	$1.26014	$9	0.00%	0.25%	to	0.25%	22.63%	to	22.63%
December 31, 2011	9	$1.02757	to	$1.02757	$9	0.00%	0.25%	to	0.25%	-18.74%	to	-18.74%
December 31, 2010	12	$1.26453	to	$1.26453	$15	0.00%	0.25%	to	0.25%	-6.77%	to	-6.77%
December 31, 2009	35	$1.35634	to	$1.35634	$48	0.71%	0.25%	to	0.25%	10.05%	to	10.05%
December 31, 2008	4	$1.23244	to	$1.23244	$5	13.09%	0.25%	to	0.25%	-40.99%	to	-40.99%

A65

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Mid-Cap Growth
December 31, 2012	2	$2.12903	to	$2.12903	$3	0.00%	0.25%	to	0.25%	15.10%	to	15.10%
December 31, 2011	1	$1.84980	to	$1.84980	$2	0.00%	0.25%	to	0.25%	-3.13%	to	-3.13%
December 31, 2010	2	$1.90962	to	$1.90962	$3	0.00%	0.25%	to	0.25%	28.10%	to	28.10%
December 31, 2009	2	$1.49070	to	$1.49070	$3	0.00%	0.25%	to	0.25%	37.97%	to	37.97%
December 31, 2008	0	$1.08049	to	$1.08049	$1	0.00%	0.25%	to	0.25%	-38.96%	to	-38.96%

	ProFund VP Mid-Cap Value
December 31, 2012	1	$2.13090	to	$2.13090	$2	0.17%	0.25%	to	0.25%	16.27%	to	16.27%
December 31, 2011	6	$1.83267	to	$1.83267	$12	0.17%	0.25%	to	0.25%	-4.16%	to	-4.16%
December 31, 2010	7	$1.91229	to	$1.91229	$14	0.31%	0.25%	to	0.25%	20.15%	to	20.15%
December 31, 2009	8	$1.59152	to	$1.59152	$12	1.18%	0.25%	to	0.25%	30.55%	to	30.55%
December 31, 2008	8	$1.21912	to	$1.21912	$10	0.00%	0.25%	to	0.25%	-36.46%	to	-36.46%

	ProFund VP Money Market
December 31, 2012	1,678	$1.07652	to	$1.07652	$1,806	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2011	1,750	$1.07959	to	$1.07959	$1,890	0.02%	0.25%	to	0.25%	-0.29%	to	-0.29%
December 31, 2010	2,274	$1.08269	to	$1.08269	$2,463	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2009	2,793	$1.08577	to	$1.08577	$3,032	0.03%	0.25%	to	0.25%	-0.26%	to	-0.26%
December 31, 2008	3,233	$1.08865	to	$1.08865	$3,520	0.81%	0.25%	to	0.25%	0.58%	to	0.58%

	ProFund VP NASDAQ-100
December 31, 2012	36	$2.26214	to	$2.26214	$82	0.00%	0.25%	to	0.25%	15.94%	to	15.94%
December 31, 2011	59	$1.95113	to	$1.95113	$115	0.00%	0.25%	to	0.25%	1.20%	to	1.20%
December 31, 2010	46	$1.92798	to	$1.92798	$88	0.00%	0.25%	to	0.25%	17.95%	to	17.95%
December 31, 2009	63	$1.63457	to	$1.63457	$104	0.00%	0.25%	to	0.25%	51.62%	to	51.62%
December 31, 2008	24	$1.07804	to	$1.07804	$26	0.00%	0.25%	to	0.25%	-42.63%	to	-42.63%

	ProFund VP Pharmaceuticals
December 31, 2012	3	$1.24016	to	$1.24016	$3	1.22%	0.25%	to	0.25%	11.58%	to	11.58%
December 31, 2011	5	$1.11150	to	$1.11150	$6	0.99%	0.25%	to	0.25%	15.85%	to	15.85%
December 31, 2010	0	$0.95947	to	$0.95947	$0	3.95%	0.25%	to	0.25%	0.22%	to	0.22%
December 31, 2009	0	$0.95732	to	$0.95732	$0	2.99%	0.25%	to	0.25%	16.61%	to	16.61%
December 31, 2008	0	$0.82097	to	$0.82097	$0	1.87%	0.25%	to	0.25%	-19.71%	to	-19.71%

	ProFund VP Precious Metals
December 31, 2012	9	$2.01085	to	$2.01085	$19	0.00%	0.25%	to	0.25%	-14.76%	to	-14.76%
December 31, 2011	10	$2.35901	to	$2.35901	$25	0.00%	0.25%	to	0.25%	-19.42%	to	-19.42%
December 31, 2010	13	$2.92744	to	$2.92744	$37	0.00%	0.25%	to	0.25%	32.60%	to	32.60%
December 31, 2009	26	$2.20776	to	$2.20776	$58	0.94%	0.25%	to	0.25%	34.99%	to	34.99%
December 31, 2008	0	$1.63551	to	$1.63551	$0	0.18%	0.25%	to	0.25%	-30.93%	to	-30.93%

	ProFund VP Real Estate
December 31, 2012	18	$2.10243	to	$2.10243	$38	2.35%	0.25%	to	0.25%	16.88%	to	16.88%
December 31, 2011	21	$1.79887	to	$1.79887	$39	0.00%	0.25%	to	0.25%	4.49%	to	4.49%
December 31, 2010	25	$1.72150	to	$1.72150	$43	3.78%	0.25%	to	0.25%	24.38%	to	24.38%
December 31, 2009	33	$1.38406	to	$1.38406	$46	3.32%	0.25%	to	0.25%	27.58%	to	27.58%
December 31, 2008	8	$1.08482	to	$1.08482	$9	0.00%	0.25%	to	0.25%	-41.40%	to	-41.40%

	ProFund VP Rising Rates Opportunity****
December 31, 2012	0	$0.30012	to	$0.30012	$0	0.00%	0.25%	to	0.25%	-7.14%	to	-7.14%
December 31, 2011	79	$0.32319	to	$0.32319	$26	0.00%	0.25%	to	0.25%	-37.65%	to	-37.65%
December 31, 2010	87	$0.51833	to	$0.51833	$45	0.00%	0.25%	to	0.25%	-16.24%	to	-16.24%
December 31, 2009	25	$0.61881	to	$0.61881	$15	0.54%	0.25%	to	0.25%	31.86%	to	31.86%
December 31, 2008	0	$0.46929	to	$0.46929	$0	5.32%	0.25%	to	0.25%	-38.13%	to	-38.13%

	ProFund VP Semiconductor****
December 31, 2012	0	$1.10870	to	$1.10870	$0	0.00%	0.25%	to	0.25%	-4.40%	to	-4.40%
December 31, 2011	0	$1.15975	to	$1.15975	$0	0.00%	0.25%	to	0.25%	-4.14%	to	-4.14%
December 31, 2010	1	$1.20988	to	$1.20988	$2	0.00%	0.25%	to	0.25%	12.11%	to	12.11%
December 31, 2009	0	$1.07918	to	$1.07918	$0	0.00%	0.25%	to	0.25%	63.56%	to	63.56%
December 31, 2008	0	$0.65980	to	$0.65980	$0	0.00%	0.25%	to	0.25%	-49.92%	to	-49.92%

A66

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Short NASDAQ-100 ****
December 31, 2012	0	$0.24376	to	$0.24376	$0	0.00%	0.25%	to	0.25%	-19.03%	to	-19.03%
December 31, 2011	0	$0.30104	to	$0.30104	$0	0.00%	0.25%	to	0.25%	-10.69%	to	-10.69%
December 31, 2010	174	$0.33707	to	$0.33707	$59	0.00%	0.25%	to	0.25%	-21.37%	to	-21.37%
December 31, 2009	13	$0.42870	to	$0.42870	$6	0.00%	0.25%	to	0.25%	-40.81%	to	-40.81%
December 31, 2008	0	$0.72427	to	$0.72427	$0	0.00%	0.25%	to	0.25%	47.80%	to	47.80%

	ProFund VP Short Small-Cap****
December 31, 2012	0	$0.24326	to	$0.24326	$0	0.00%	0.25%	to	0.25%	-19.09%	to	-19.09%
December 31, 2011	0	$0.30066	to	$0.30066	$0	0.00%	0.25%	to	0.25%	-9.32%	to	-9.32%
December 31, 2010	0	$0.33156	to	$0.33156	$0	0.00%	0.25%	to	0.25%	-29.12%	to	-29.12%
December 31, 2009	0	$0.46780	to	$0.46780	$0	0.00%	0.25%	to	0.25%	-32.54%	to	-32.54%
December 31, 2008	0	$0.69346	to	$0.69346	$0	0.00%	0.25%	to	0.25%	23.78%	to	23.78%

	ProFund VP Small-Cap
December 31, 2012	38	$2.03731	to	$2.03731	$78	0.00%	0.25%	to	0.25%	14.46%	to	14.46%
December 31, 2011	62	$1.77986	to	$1.77986	$111	0.00%	0.25%	to	0.25%	-5.89%	to	-5.89%
December 31, 2010	49	$1.89121	to	$1.89121	$93	0.00%	0.25%	to	0.25%	24.47%	to	24.47%
December 31, 2009	66	$1.51935	to	$1.51935	$100	0.00%	0.25%	to	0.25%	25.75%	to	25.75%
December 31, 2008	22	$1.20821	to	$1.20821	$27	0.66%	0.25%	to	0.25%	-35.56%	to	-35.56%

	ProFund VP Small-Cap Growth
December 31, 2012	4	$2.22927	to	$2.22927	$8	0.00%	0.25%	to	0.25%	12.20%	to	12.20%
December 31, 2011	4	$1.98682	to	$1.98682	$7	0.00%	0.25%	to	0.25%	1.03%	to	1.03%
December 31, 2010	4	$1.96650	to	$1.96650	$8	0.00%	0.25%	to	0.25%	25.41%	to	25.41%
December 31, 2009	4	$1.56803	to	$1.56803	$7	0.00%	0.25%	to	0.25%	25.86%	to	25.86%
December 31, 2008	0	$1.24589	to	$1.24589	$0	0.00%	0.25%	to	0.25%	-34.19%	to	-34.19%

	ProFund VP Small-Cap Value****
December 31, 2012	0	$2.01813	to	$2.01813	$0	0.00%	0.25%	to	0.25%	15.87%	to	15.87%
December 31, 2011	0	$1.74177	to	$1.74177	$0	0.00%	0.25%	to	0.25%	-4.34%	to	-4.34%
December 31, 2010	0	$1.82076	to	$1.82076	$0	0.00%	0.25%	to	0.25%	21.79%	to	21.79%
December 31, 2009	0	$1.49495	to	$1.49495	$0	0.00%	0.25%	to	0.25%	20.10%	to	20.10%
December 31, 2008	0	$1.24474	to	$1.24474	$0	0.00%	0.25%	to	0.25%	-30.85%	to	-30.85%

	ProFund VP Technology****
December 31, 2012	0	$1.86825	to	$1.86825	$0	0.00%	0.25%	to	0.25%	10.03%	to	10.03%
December 31, 2011	11	$1.69790	to	$1.69790	$19	0.00%	0.25%	to	0.25%	-1.61%	to	-1.61%
December 31, 2010	0	$1.72574	to	$1.72574	$1	0.00%	0.25%	to	0.25%	10.46%	to	10.46%
December 31, 2009	19	$1.56236	to	$1.56236	$30	0.00%	0.25%	to	0.25%	61.01%	to	61.01%
December 31, 2008	15	$0.97032	to	$0.97032	$15	0.00%	0.25%	to	0.25%	-44.49%	to	-44.49%

	ProFund VP Telecommunications
December 31, 2012	3	$1.49433	to	$1.49433	$5	3.57%	0.25%	to	0.25%	16.22%	to	16.22%
December 31, 2011	3	$1.28575	to	$1.28575	$3	2.96%	0.25%	to	0.25%	1.61%	to	1.61%
December 31, 2010	2	$1.26535	to	$1.26535	$3	2.96%	0.25%	to	0.25%	15.39%	to	15.39%
December 31, 2009	3	$1.09655	to	$1.09655	$4	3.05%	0.25%	to	0.25%	7.05%	to	7.05%
December 31, 2008	5	$1.02437	to	$1.02437	$6	7.79%	0.25%	to	0.25%	-34.58%	to	-34.58%

	ProFund VP U.S. Government Plus
December 31, 2012	4	$1.99174	to	$1.99174	$7	0.00%	0.25%	to	0.25%	0.72%	to	0.72%
December 31, 2011	146	$1.97748	to	$1.97748	$289	0.15%	0.25%	to	0.25%	43.16%	to	43.16%
December 31, 2010	63	$1.38134	to	$1.38134	$87	0.51%	0.25%	to	0.25%	9.82%	to	9.82%
December 31, 2009	0	$1.25782	to	$1.25782	$0	0.00%	0.25%	to	0.25%	-32.79%	to	-32.79%
December 31, 2008	0	$1.87135	to	$1.87135	$0	1.77%	0.25%	to	0.25%	49.36%	to	49.36%

	ProFund VP UltraMid-Cap****
December 31, 2012	0	$2.61821	to	$2.61821	$0	0.00%	0.25%	to	0.25%	32.16%	to	32.16%
December 31, 2011	0	$1.98111	to	$1.98111	$0	0.00%	0.25%	to	0.25%	-13.86%	to	-13.86%
December 31, 2010	24	$2.29986	to	$2.29986	$55	0.00%	0.25%	to	0.25%	49.30%	to	49.30%
December 31, 2009	0	$1.54042	to	$1.54042	$0	0.00%	0.25%	to	0.25%	65.38%	to	65.38%
December 31, 2008	0	$0.93147	to	$0.93147	$0	2.33%	0.25%	to	0.25%	-67.56%	to	-67.56%

A67

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP UltraNASDAQ-100
December 31, 2012	5	$2.84010	to	$2.84010	$15	0.00%	0.25%	to	0.25%	33.42%	to	33.42%
December 31, 2011	41	$2.12866	to	$2.12866	$87	0.00%	0.25%	to	0.25%	-1.44%	to	-1.44%
December 31, 2010	161	$2.15972	to	$2.15972	$347	0.00%	0.25%	to	0.25%	34.88%	to	34.88%
December 31, 2009	8	$1.60122	to	$1.60122	$13	0.00%	0.25%	to	0.25%	118.79%	to	118.79%
December 31, 2008	4	$0.73185	to	$0.73185	$3	0.00%	0.25%	to	0.25%	-72.81%	to	-72.81%

	ProFund VP UltraSmall-Cap****
December 31, 2012	0	$2.03180	to	$2.03180	$0	0.00%	0.25%	to	0.25%	29.19%	to	29.19%
December 31, 2011	0	$1.57272	to	$1.57272	$0	0.00%	0.25%	to	0.25%	-19.03%	to	-19.03%
December 31, 2010	29	$1.94240	to	$1.94240	$55	0.00%	0.25%	to	0.25%	48.07%	to	48.07%
December 31, 2009	0	$1.31181	to	$1.31181	$0	0.04%	0.25%	to	0.25%	39.83%	to	39.83%
December 31, 2008	0	$0.93812	to	$0.93812	$0	0.00%	0.25%	to	0.25%	-66.27%	to	-66.27%

	ProFund VP Bull
December 31, 2012	28	$1.56294	to	$1.56294	$44	0.00%	0.25%	to	0.25%	13.60%	to	13.60%
December 31, 2011	31	$1.37579	to	$1.37579	$42	0.00%	0.25%	to	0.25%	-0.25%	to	-0.25%
December 31, 2010	35	$1.37925	to	$1.37925	$49	0.19%	0.25%	to	0.25%	12.30%	to	12.30%
December 31, 2009	86	$1.22816	to	$1.22816	$105	1.08%	0.25%	to	0.25%	24.04%	to	24.04%
December 31, 2008	27	$0.99015	to	$0.99015	$27	0.00%	0.25%	to	0.25%	-37.82%	to	-37.82%

	ProFund VP Utilities****
December 31, 2012	0	$2.22862	to	$2.22862	$0	1.82%	0.25%	to	0.25%	-0.11%	to	-0.11%
December 31, 2011	1	$2.23105	to	$2.23105	$3	2.22%	0.25%	to	0.25%	17.22%	to	17.22%
December 31, 2010	0	$1.90332	to	$1.90332	$1	1.72%	0.25%	to	0.25%	5.68%	to	5.68%
December 31, 2009	0	$1.80094	to	$1.80094	$1	4.03%	0.25%	to	0.25%	10.46%	to	10.46%
December 31, 2008	1	$1.63041	to	$1.63041	$1	3.29%	0.25%	to	0.25%	-30.87%	to	-30.87%

	AST T. Rowe Price Large-Cap Growth Portfolio (became available May 1, 2008)
December 31, 2012	1,427	$12.38824	to	$12.91779	$18,230	0.00%	0.00%	to	0.90%	16.53%	to	17.58%
December 31, 2011	1,402	$10.63060	to	$10.98597	$15,257	0.00%	0.00%	to	0.90%	-2.57%	to	-1.70%
December 31, 2010	1,380	$10.91116	to	$11.17554	$15,313	0.00%	0.00%	to	0.90%	14.78%	to	15.81%
December 31, 2009	1,371	$9.50639	to	$9.64997	$13,174	0.00%	0.00%	to	0.90%	52.00%	to	53.37%
December 31, 2008	1,282	$6.25402	to	$6.29182	$8,054	0.13%	0.00%	to	0.90%	-38.57%	to	-38.20%

	AST Cohen & Steers Realty Portfolio
December 31, 2012	266	$16.04469	to	$16.04469	$4,274	1.48%	0.10%	to	0.10%	15.23%	to	15.23%
December 31, 2011	235	$13.92352	to	$13.92352	$3,274	0.66%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	213	$13.07588	to	$13.07588	$2,790	1.63%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	186	$10.17113	to	$10.17113	$1,896	2.91%	0.10%	to	0.10%	31.80%	to	31.80%
December 31, 2008	131	$7.71717	to	$7.71717	$1,008	4.86%	0.10%	to	0.10%	-35.11%	to	-35.11%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2012	265	$14.11957	to	$14.30733	$3,760	1.59%	0.10%	to	0.25%	10.45%	to	10.61%
December 31, 2011	196	$12.76509	to	$12.95418	$2,511	0.83%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	137	$12.74838	to	$12.95649	$1,749	0.43%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	93	$11.89089	to	$12.10314	$1,106	0.87%	0.10%	to	0.25%	12.58%	to	21.90%
December 31, 2008	57	$9.75476	to	$9.75476	$556	0.29%	0.10%	to	0.10%	-17.70%	to	-17.70%

	AST BlackRock Value Portfolio
December 31, 2012	284	$12.33295	to	$12.33295	$3,502	1.16%	0.10%	to	0.10%	13.29%	to	13.29%
December 31, 2011	255	$10.88617	to	$10.88617	$2,773	0.73%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	217	$10.95106	to	$10.95106	$2,376	1.48%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	200	$9.74919	to	$9.74919	$1,948	0.92%	0.10%	to	0.10%	18.14%	to	18.14%
December 31, 2008	159	$8.25207	to	$8.25207	$1,313	2.34%	0.10%	to	0.10%	-37.36%	to	-37.36%

	AST Federated Aggressive Growth Portfolio
December 31, 2012	193	$14.13882	to	$14.13882	$2,727	0.00%	0.10%	to	0.10%	19.96%	to	19.96%
December 31, 2011	176	$11.78673	to	$11.78673	$2,070	0.38%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	113	$13.57902	to	$13.57902	$1,537	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	98	$10.25516	to	$10.25516	$1,001	0.21%	0.10%	to	0.10%	32.53%	to	32.53%
December 31, 2008	70	$7.73785	to	$7.73785	$543	0.00%	0.10%	to	0.10%	-44.15%	to	-44.15%

A68

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Value Portfolio
December 31, 2012	286	$14.92997	to	$14.92997	$4,276	0.47%	0.10%	to	0.10%	18.04%	to	18.04%
December 31, 2011	272	$12.64779	to	$12.64779	$3,437	0.55%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	253	$13.46514	to	$13.46514	$3,409	0.45%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	227	$10.69805	to	$10.69805	$2,433	1.69%	0.10%	to	0.10%	26.87%	to	26.87%
December 31, 2008	181	$8.43205	to	$8.43205	$1,522	1.12%	0.10%	to	0.10%	-29.79%	to	-29.79%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2012	184	$17.25913	to	$17.25913	$3,170	0.00%	0.10%	to	0.10%	19.50%	to	19.50%
December 31, 2011	167	$14.44328	to	$14.44328	$2,418	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	157	$14.90141	to	$14.90141	$2,340	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	143	$12.44858	to	$12.44858	$1,780	0.00%	0.10%	to	0.10%	56.94%	to	56.94%
December 31, 2008	107	$7.93227	to	$7.93227	$849	0.00%	0.10%	to	0.10%	-40.85%	to	-40.85%

	AST Large-Cap Value Portfolio (became available May 1, 2008)
December 31, 2012	1,804	$8.96129	to	$9.34464	$16,682	3.41%	0.00%	to	0.90%	15.84%	to	16.89%
December 31, 2011	1,738	$7.73572	to	$7.99451	$13,785	1.28%	0.00%	to	0.90%	-5.04%	to	-4.18%
December 31, 2010	1,669	$8.14615	to	$8.34362	$13,846	1.04%	0.00%	to	0.90%	12.15%	to	13.16%
December 31, 2009	1,657	$7.26363	to	$7.37344	$12,170	2.85%	0.00%	to	0.90%	18.37%	to	19.44%
December 31, 2008	1,506	$6.13644	to	$6.17356	$9,283	1.68%	0.00%	to	0.90%	-39.72%	to	-39.36%

	AST Marsico Capital Growth Portfolio
December 31, 2012	784	$10.15783	to	$12.80643	$9,043	0.43%	0.00%	to	0.90%	11.26%	to	12.27%
December 31, 2011	933	$9.12944	to	$11.41844	$9,729	0.28%	0.00%	to	0.90%	-1.80%	to	-0.91%
December 31, 2010	881	$9.29647	to	$11.53529	$9,301	0.70%	0.00%	to	0.90%	18.68%	to	19.75%
December 31, 2009	845	$7.83294	to	$9.64240	$7,436	0.87%	0.00%	to	0.90%	28.60%	to	29.76%
December 31, 2008	733	$6.09083	to	$7.43832	$4,942	0.47%	0.00%	to	0.90%	-43.71%	to	-39.37%

	AST MFS Growth Portfolio
December 31, 2012	101	$13.79685	to	$13.79685	$1,397	0.00%	0.10%	to	0.10%	16.97%	to	16.97%
December 31, 2011	75	$11.79534	to	$11.79534	$885	0.33%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	63	$11.87773	to	$11.87773	$744	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	50	$10.54203	to	$10.54203	$526	0.16%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2008	31	$8.48930	to	$8.48930	$260	0.26%	0.10%	to	0.10%	-36.37%	to	-36.37%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2012	18	$16.41903	to	$16.41903	$291	0.00%	0.10%	to	0.10%	12.27%	to	12.27%
December 31, 2011	19	$14.62428	to	$14.62428	$279	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	25	$14.39631	to	$14.39631	$366	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	30	$11.19937	to	$11.19937	$333	0.00%	0.10%	to	0.10%	29.66%	to	29.66%
December 31, 2008	41	$8.63751	to	$8.63751	$354	0.00%	0.10%	to	0.10%	-43.24%	to	-43.24%

	AST Small-Cap Growth Portfolio (became available May 1, 2008)
December 31, 2012	971	$13.28088	to	$13.84866	$13,302	0.00%	0.00%	to	0.90%	11.17%	to	12.18%
December 31, 2011	978	$11.94595	to	$12.34523	$11,971	0.00%	0.00%	to	0.90%	-1.86%	to	-0.98%
December 31, 2010	966	$12.17259	to	$12.46751	$11,960	0.23%	0.00%	to	0.90%	35.20%	to	36.41%
December 31, 2009	921	$9.00344	to	$9.13940	$8,378	0.05%	0.00%	to	0.90%	32.71%	to	33.91%
December 31, 2008	848	$6.78407	to	$6.82518	$5,780	0.00%	0.00%	to	0.90%	-33.14%	to	-32.73%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2012	124	$13.74527	to	$13.74527	$1,701	1.19%	0.10%	to	0.10%	4.59%	to	4.59%
December 31, 2011	95	$13.14178	to	$13.14178	$1,253	0.88%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	81	$12.86642	to	$12.86642	$1,045	2.77%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	82	$12.39589	to	$12.39589	$1,019	4.85%	0.10%	to	0.10%	10.12%	to	10.12%
December 31, 2008	47	$11.25675	to	$11.25675	$532	4.20%	0.10%	to	0.10%	1.01%	to	1.01%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2012	704	$14.17415	to	$14.17415	$9,980	0.46%	0.10%	to	0.10%	3.52%	to	3.52%
December 31, 2011	714	$13.69284	to	$13.69284	$9,771	0.55%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	676	$16.10975	to	$16.10975	$10,884	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	627	$13.38775	to	$13.38775	$8,391	1.42%	0.10%	to	0.10%	49.20%	to	49.20%
December 31, 2008	481	$8.97298	to	$8.97298	$4,312	0.61%	0.10%	to	0.10%	-50.03%	to	-50.03%

A69

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Global Equity Portfolio
December 31, 2012	112	$16.45450	to	$16.45450	$1,840	1.21%	0.10%	to	0.10%	22.96%	to	22.96%
December 31, 2011	88	$13.38242	to	$13.38242	$1,174	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	74	$13.82901	to	$13.82901	$1,021	0.51%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	59	$12.35465	to	$12.35465	$724	2.05%	0.10%	to	0.10%	31.38%	to	31.38%
December 31, 2008	46	$9.40407	to	$9.40407	$428	1.18%	0.10%	to	0.10%	-34.05%	to	-34.05%

	AST JPMorgan International Equity Portfolio
December 31, 2012	323	$13.37999	to	$13.37999	$4,316	1.97%	0.10%	to	0.10%	21.79%	to	21.79%
December 31, 2011	297	$10.98625	to	$10.98625	$3,264	1.22%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	273	$12.10483	to	$12.10483	$3,310	1.14%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	248	$11.30642	to	$11.30642	$2,806	4.29%	0.10%	to	0.10%	35.75%	to	35.75%
December 31, 2008	195	$8.32902	to	$8.32902	$1,623	2.51%	0.10%	to	0.10%	-41.44%	to	-41.44%

	AST T. Rowe Price Global Bond Portfolio
December 31, 2012	119	$14.58248	to	$14.58248	$1,728	2.50%	0.10%	to	0.10%	5.12%	to	5.12%
December 31, 2011	113	$13.87198	to	$13.87198	$1,568	2.53%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	96	$13.33628	to	$13.33628	$1,277	2.71%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	87	$12.62447	to	$12.62447	$1,103	7.68%	0.10%	to	0.10%	12.00%	to	12.00%
December 31, 2008	87	$11.27158	to	$11.27158	$979	4.76%	0.10%	to	0.10%	-2.53%	to	-2.53%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares (became available May 1, 2008)
December 31, 2012	6	$10.86755	to	$10.91851	$69	0.06%	0.00%	to	0.10%	10.63%	to	10.74%
December 31, 2011	10	$9.82302	to	$9.85922	$101	0.33%	0.00%	to	0.10%	-3.25%	to	-3.15%
December 31, 2010	8	$10.15289	to	$10.15289	$77	0.02%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	2	$8.27884	to	$8.27884	$17	2.70%	0.10%	to	0.10%	31.18%	to	31.18%
December 31, 2008	1	$6.31123	to	$6.31123	$6	3.53%	0.10%	to	0.10%	-38.47%	to	-38.47%

	American Century VP Mid Cap Value Fund – Class 1 Shares (became available May 1, 2008)
December 31, 2012	81	$13.71070	to	$13.77471	$1,107	2.07%	0.00%	to	0.10%	16.21%	to	16.33%
December 31, 2011	64	$11.79807	to	$11.84119	$761	1.40%	0.00%	to	0.10%	-0.79%	to	-0.69%
December 31, 2010	48	$11.89229	to	$11.92384	$568	2.64%	0.00%	to	0.10%	19.13%	to	19.25%
December 31, 2009	22	$9.98222	to	$9.99877	$218	3.22%	0.00%	to	0.10%	29.82%	to	29.94%
December 31, 2008	6	$7.68954	to	$7.69471	$46	0.00%	0.00%	to	0.10%	-24.65%	to	-24.60%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares (became available May 1, 2008)
December 31, 2012	28	$12.01376	to	$12.07005	$334	0.79%	0.00%	to	0.10%	16.01%	to	16.13%
December 31, 2011	20	$10.35549	to	$10.39363	$211	0.71%	0.00%	to	0.10%	-1.62%	to	-1.52%
December 31, 2010	11	$10.52627	to	$10.55447	$113	1.20%	0.00%	to	0.10%	19.40%	to	19.52%
December 31, 2009	10	$8.81578	to	$8.83065	$89	1.42%	0.00%	to	0.10%	35.53%	to	35.66%
December 31, 2008	6	$6.50477	to	$6.50919	$36	0.00%	0.00%	to	0.10%	-35.75%	to	-35.71%

	The Dreyfus Socially Responsible Growth Fund – Service Shares (became available May 1, 2008)
December 31, 2012	10	$11.87889	to	$11.87889	$123	0.48%	0.10%	to	0.10%	11.59%	to	11.59%
December 31, 2011	6	$10.64546	to	$10.64546	$67	0.65%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	4	$10.58715	to	$10.58715	$47	0.63%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	5	$9.25211	to	$9.25211	$42	0.47%	0.10%	to	0.10%	33.31%	to	33.31%
December 31, 2008	2	$6.94043	to	$6.94043	$14	0.00%	0.10%	to	0.10%	-31.73%	to	-31.73%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares (became available May 1, 2008)
December 31, 2012	19	$12.45270	to	$12.51086	$242	0.18%	0.00%	to	0.10%	19.22%	to	19.34%
December 31, 2011	16	$10.44507	to	$10.48342	$172	0.37%	0.00%	to	0.10%	0.10%	to	0.20%
December 31, 2010	11	$10.43481	to	$10.46270	$111	0.46%	0.00%	to	0.10%	26.82%	to	26.94%
December 31, 2009	2	$8.22815	to	$8.24194	$19	0.27%	0.00%	to	0.10%	35.19%	to	35.33%
December 31, 2008	0	$6.08622	to	$6.08622	$2	0.00%	0.10%	to	0.10%	-40.03%	to	-40.03%

	MFS® Utilities Series – Initial Class (became available May 1, 2008)
December 31, 2012	153	$11.70362	to	$11.75848	$1,787	6.69%	0.00%	to	0.10%	13.37%	to	13.48%
December 31, 2011	127	$10.32340	to	$10.36137	$1,307	3.40%	0.00%	to	0.10%	6.68%	to	6.78%
December 31, 2010	76	$9.67717	to	$9.70305	$738	3.04%	0.00%	to	0.10%	13.69%	to	13.81%
December 31, 2009	45	$8.51168	to	$8.52592	$387	4.01%	0.00%	to	0.10%	33.08%	to	33.22%
December 31, 2008	20	$6.39575	to	$6.40002	$125	0.00%	0.00%	to	0.10%	-36.47%	to	-36.42%

A70

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Schroders Multi-Asset World Strategies Portfolio (became available July 20, 2009)
December 31, 2012	85	$15.06428	to	$15.06428	$1,276	2.12%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2011	57	$13.58842	to	$13.58842	$774	1.31%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	21	$14.09909	to	$14.09909	$293	0.67%	0.25%	to	0.25%	11.53%	to	11.53%
December 31, 2009	4	$12.64122	to	$12.64122	$46	0.00%	0.25%	to	0.25%	12.59%	to	12.59%

	AST PIMCO Total Return Bond Portfolio (became available December 4, 2009)
December 31, 2012	5,710	$11.74949	to	$12.07785	$68,437	2.69%	0.00%	to	0.90%	8.35%	to	9.32%
December 31, 2011	5,795	$10.84440	to	$11.04780	$63,698	1.73%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	5,899	$10.60498	to	$10.70774	$62,996	1.84%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	5,950	$9.93371	to	$9.94054	$59,134	0.00%	0.00%	to	0.90%	-0.32%	to	-0.26%

	AST T. Rowe Price Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2012	116	$15.90434	to	$15.90434	$1,844	1.35%	0.25%	to	0.25%	13.21%	to	13.21%
December 31, 2011	69	$14.04797	to	$14.04797	$973	0.95%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	22	$13.80923	to	$13.80923	$301	0.73%	0.25%	to	0.25%	11.26%	to	11.26%
December 31, 2009	1	$12.41205	to	$12.41205	$11	0.00%	0.25%	to	0.25%	12.89%	to	12.89%

	AST Wellington Management Hedged Equity Portfolio (became available November 13, 2009)
December 31, 2012	3,776	$12.21399	to	$12.52266	$47,191	0.29%	0.10%	to	0.90%	10.02%	to	10.90%
December 31, 2011	3,655	$11.10187	to	$11.29192	$41,209	0.31%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	3,474	$11.60267	to	$11.70781	$40,643	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	3,239	$10.21245	to	$10.22336	$33,105	0.00%	0.10%	to	0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (became available November 16, 2009)
December 31, 2012	6,277	$12.29364	to	$12.64363	$78,912	1.02%	0.00%	to	0.90%	11.47%	to	12.48%
December 31, 2011	6,081	$11.02843	to	$11.24110	$68,082	0.59%	0.00%	to	0.90%	-2.10%	to	-1.22%
December 31, 2010	5,836	$11.26449	to	$11.37952	$66,264	0.85%	0.00%	to	0.90%	11.31%	to	12.31%
December 31, 2009	5,728	$10.11979	to	$10.13198	$58,025	0.00%	0.00%	to	0.90%	-0.21%	to	-0.10%

	AST Preservation Asset Allocation Portfolio (became available November 23, 2009)
December 31, 2012	1,501	$12.01998	to	$12.36002	$18,427	1.14%	0.00%	to	0.90%	9.39%	to	10.38%
December 31, 2011	1,419	$10.98823	to	$11.19815	$15,816	0.91%	0.00%	to	0.90%	0.10%	to	0.99%
December 31, 2010	1,310	$10.97772	to	$11.08789	$14,485	1.37%	0.00%	to	0.90%	9.58%	to	10.57%
December 31, 2009	1,206	$10.01755	to	$10.02788	$12,093	0.00%	0.00%	to	0.90%	-0.19%	to	-0.09%

	AST First Trust Balanced Target Portfolio (became available July 20, 2009)
December 31, 2012	71	$15.41937	to	$15.41937	$1,101	1.89%	0.25%	to	0.25%	10.36%	to	10.36%
December 31, 2011	48	$13.97181	to	$13.97181	$677	1.78%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	26	$14.22079	to	$14.22079	$363	0.74%	0.25%	to	0.25%	14.08%	to	14.08%
December 31, 2009	1	$12.46593	to	$12.46593	$16	0.00%	0.25%	to	0.25%	13.62%	to	13.62%

	AST First Trust Capital Appreciation Target Portfolio (became available July 20, 2009)
December 31, 2012	97	$15.52936	to	$15.52936	$1,504	1.42%	0.25%	to	0.25%	12.64%	to	12.64%
December 31, 2011	53	$13.78659	to	$13.78659	$726	1.02%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	17	$14.73691	to	$14.73691	$247	0.80%	0.25%	to	0.25%	18.72%	to	18.72%
December 31, 2009	2	$12.41303	to	$12.41303	$20	0.00%	0.25%	to	0.25%	11.25%	to	11.25%

	AST Advanced Strategies Portfolio (became available July 20, 2009)
December 31, 2012	84	$16.25861	to	$16.25861	$1,361	1.42%	0.25%	to	0.25%	13.37%	to	13.37%
December 31, 2011	49	$14.34163	to	$14.34163	$703	0.88%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	21	$14.36148	to	$14.36148	$295	0.94%	0.25%	to	0.25%	13.42%	to	13.42%
December 31, 2009	3	$12.66200	to	$12.66200	$33	0.00%	0.25%	to	0.25%	14.75%	to	14.75%

	AST Schroders Global Tactical Portfolio (became available July 20, 2009)
December 31, 2012	71	$16.19381	to	$16.19381	$1,144	0.51%	0.25%	to	0.25%	15.61%	to	15.61%
December 31, 2011	47	$14.00668	to	$14.00668	$653	0.24%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	17	$14.38530	to	$14.38530	$240	0.34%	0.25%	to	0.25%	14.06%	to	14.06%
December 31, 2009	2	$12.61250	to	$12.61250	$20	0.00%	0.25%	to	0.25%	13.54%	to	13.54%

	AST CLS Moderate Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2012	66	$14.65438	to	$14.65438	$962	0.61%	0.25%	to	0.25%	10.01%	to	10.01%
December 31, 2011	50	$13.32122	to	$13.32122	$667	0.34%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	24	$13.60173	to	$13.60173	$325	0.35%	0.25%	to	0.25%	11.64%	to	11.64%
December 31, 2009	1	$12.18380	to	$12.18380	$14	0.00%	0.25%	to	0.25%	10.92%	to	10.92%

A71

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Industrials****
December 31, 2012	0	$1.82161	to	$1.82161	$0	0.00%	0.25%	to	0.25%	15.51%	to	15.51%
December 31, 2011	0	$1.57701	to	$1.57701	$0	0.00%	0.25%	to	0.25%	-2.03%	to	-2.03%
December 31, 2010	0	$1.60970	to	$1.60970	$0	0.00%	0.25%	to	0.25%	23.44%	to	23.44%
December 31, 2009	0	$1.30405	to	$1.30405	$0	0.00%	0.25%	to	0.25%	23.78%	to	23.78%
December 31, 2008	0	$1.05348	to	$1.05348	$0	0.00%	0.25%	to	0.25%	-40.64%	to	-40.64%

	AST BlackRock Global Strategies Portfolio (became available April 29, 2011)
December 31, 2012	12,583	$10.21817	to	$10.37288	$130,117	0.49%	0.00%	to	0.90%	10.90%	to	11.90%
December 31, 2011	12,293	$9.21410	to	$9.27000	$113,810	0.00%	0.00%	to	0.90%	-7.86%	to	-7.30%

	TOPS Aggressive Growth ETF Portfolio (became available August 22, 2011)
December 31, 2012	14	$12.39204	to	$12.39204	$177	0.19%	0.10%	to	0.10%	16.52%	to	16.52%
December 31, 2011	1	$10.63492	to	$10.63492	$15	0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio (became available August 22, 2011)
December 31, 2012	21	$11.53303	to	$11.53303	$245	0.05%	0.10%	to	0.10%	11.75%	to	11.75%
December 31, 2011	4	$10.32021	to	$10.32021	$46	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

	TOPS Capital Preservation ETF Portfolio (became available August 22, 2011)
December 31, 2012	3	$11.22754	to	$11.22754	$34	0.29%	0.10%	to	0.10%	10.05%	to	10.05%
December 31, 2011	1	$10.20246	to	$10.20246	$15	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio (became available August 22, 2011)
December 31, 2012	28	$13.17957	to	$13.17957	$370	0.20%	0.10%	to	0.10%	15.88%	to	15.88%
December 31, 2011	4	$11.37353	to	$11.37353	$42	0.00%	0.10%	to	0.10%	13.60%	to	13.60%

	TOPS Moderate Growth ETF Portfolio (became available August 22, 2011)
December 31, 2012	31	$11.86191	to	$11.86191	$365	0.46%	0.10%	to	0.10%	14.77%	to	14.77%
December 31, 2011	1	$10.33525	to	$10.33525	$12	0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Protected Balanced ETF Portfolio (became available August 22, 2011)
December 31, 2012	39	$10.31049	to	$10.83511	$427	0.12%	0.10%	to	0.25%	2.81%	to	8.12%
December 31, 2011	10	$10.02131	to	$10.02131	$96	0.00%	0.25%	to	0.25%	0.22%	to	0.22%

	TOPS Protected Growth ETF Portfolio (became available August 22, 2011)
December 31, 2012	67	$10.27170	to	$10.83326	$720	0.09%	0.10%	to	0.25%	2.41%	to	7.97%
December 31, 2011	10	$10.03347	to	$10.03347	$101	0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Protected Moderate Growth ETF Portfolio (became available August 22, 2011)
December 31, 2012	49	$10.31301	to	$10.87316	$523	0.13%	0.10%	to	0.25%	2.73%	to	8.39%
December 31, 2011	10	$10.03171	to	$10.03171	$96	0.00%	0.25%	to	0.25%	0.11%	to	0.11%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the

A72

Note 7:	Financial Highlights (Continued)

redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Pruco Life Variable Universal Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%, except that CVUL1 and CVUL2 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0.02 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for SVUL and VULP Contracts, where the fees range from $0 to $34.53 per $1,000 of Basic Insurance Amount.

•	The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $3.00 to $30.00 per Contract plus $0.00 to $2.20 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

A73

Note 8:	Other (Continued)

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

A74

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2012 and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2013

A75

PRUCO LIFE INSURANCE COMPANY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2012, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2012.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 15, 2013

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Financial Position
As of December 31, 2012 and December 31, 2011 (in thousands, except share amounts)

	December 31, 2012	December 31, 2011
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2012 – $5,662,255; 2011 – $5,151,406)	$6,135,765	$5,544,124
Equity securities, available for sale, at fair value (cost: 2012 – $3,119; 2011 – $9,627)	4,327	8,269
Trading account assets, at fair value	11,376	25,843
Policy loans	1,079,714	1,050,878
Short-term investments	112,337	283,281
Commercial mortgage and other loans	1,463,977	1,406,492
Other long-term investments	284,489	268,486

Total investments	9,091,985	8,587,373
Cash and cash equivalents	412,109	287,423
Deferred policy acquisition costs	3,679,061	2,545,600
Accrued investment income	90,653	86,020
Reinsurance recoverables	7,032,175	5,729,116
Receivables from parents and affiliates	183,044	195,543
Deferred sales inducements	787,891	542,742
Income taxes	9,910	76,066
Other assets	47,453	44,555
Separate account assets	80,887,276	58,156,771

TOTAL ASSETS	$102,221,557	$76,251,209

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$8,557,077	$7,811,674
Future policy benefits and other policyholder liabilities	6,696,813	5,294,308
Cash collateral for loaned securities	48,068	153,651
Securities sold under agreements to repurchase	-	40,491
Short-term debt to affiliates	272,000	129,000
Long-term debt to affiliates	1,511,000	1,172,000
Payables to parent and affiliates	6,694	3,377
Other liabilities	726,737	694,497
Separate account liabilities	80,887,276	58,156,771

TOTAL LIABILITIES	98,705,665	73,455,769

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	818,303	836,021
Retained earnings	2,427,628	1,743,291
Accumulated other comprehensive income	267,461	213,628

TOTAL EQUITY	3,515,892	2,795,440

TOTAL LIABILITIES AND EQUITY	$102,221,557	$76,251,209

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2012 , 2011 and 2010 (in thousands)

	2012	2011	2010
REVENUES
Premiums	$68,136	$72,787	$66,392
Policy charges and fee income	1,534,763	1,109,495	591,047
Net investment income	417,510	439,950	438,244
Asset administration fees	286,302	203,508	81,358
Other income	74,013	43,861	51,319
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(34,926)	(71,348)	(120,637)
Other-than-temporary impairments on fixed maturity securities
transferred to Other comprehensive income	28,692	62,379	108,826
Other realized investment gains (losses), net	(150,213)	271,052	122,445

Total realized investment gains (losses), net	(156,447)	262,083	110,634

TOTAL REVENUES	2,224,277	2,131,684	1,338,994

BENEFITS AND EXPENSES
Policyholders’ benefits	353,494	312,211	(891)
Interest credited to policyholders’ account balances	165,992	502,585	250,517
Amortization of deferred policy acquisition costs	(38,969)	973,203	66,428
General, administrative and other expenses	878,383	697,884	505,956

TOTAL BENEFITS AND EXPENSES	1,358,900	2,485,883	822,010

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	865,377	(354,199)	516,984

Income taxes:
Current	216,654	42,474	157,318
Deferred	(35,614)	(263,930)	(29,219)

Total Income tax expense (benefit)	181,040	(221,456)	128,099

NET INCOME (LOSS)	$684,337	$(132,743)	$388,885

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	192	(178)	(195)
Unrealized investment gains (losses) for the period	105,543	122,946	97,392
Reclassification adjustment for (gains) losses included in net income	(22,644)	(75,822)	46,532

Net unrealized investment gains (losses)	82,899	47,124	143,924

Other comprehensive income (loss), before tax:	83,091	46,946	143,729
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	67	(62)	(68)
Net unrealized investment gains (losses)	29,191	16,479	50,205

Total	29,258	16,417	50,137
Other comprehensive income (loss), net of tax:	53,833	30,529	93,592

COMPREHENSIVE INCOME (LOSS)	$738,170	$(102,214)	$482,477

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Equity
Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2009	$2,500	$828,858	$2,000,457	$75,767	$2,907,582
Impact of adoption of accounting changes	-	-	(387,157)	13,740	(373,417)
Contributed capital	-	10	-	-	10
Affiliated asset transfers	-	(36,642)	-	-	(36,642)
Dividend to parent	-	-	(100,000)	-	(100,000)
Comprehensive income (loss):
Net income (loss)	-	-	388,885	-	388,885
Other comprehensive income (loss), net of tax	-	-	-	93,592	93,592

Total comprehensive income (loss)					482,477

Balance, December 31, 2010	$2,500	$792,226	$1,902,185	$183,099	$2,880,010
Contributed/distributed capital-parent/child asset transfers	-	3,543	-	-	3,543
Affiliated asset transfers	-	40,252	(26,151)	-	14,101
Comprehensive income (loss):
Net income (loss)	-	-	(132,743)	-	(132,743)
Other comprehensive income (loss), net of tax	-	-	-	30,529	30,529

Total comprehensive income (loss)					(102,214)

Balance, December 31, 2011	$2,500	$836,021	$1,743,291	$213,628	$2,795,440
Contributed/distributed capital-parent/child asset transfers	-	(17,718)	-	-	(17,718)
Comprehensive income (loss):

Net income (loss)	-	-	684,337	-	684,337
Other comprehensive income (loss), net of tax	-	-	-	53,833	53,833

Total comprehensive income (loss)					738,170

Balance, December 31, 2012	$2,500	$818,303	$2,427,628	$267,461	$3,515,892

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows
Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	2012	2011	2010
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$684,337	$(132,743)	388,885
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	(163,640)	(127,683)	(204,264)
Interest credited to policyholders’ account balances	165,992	502,585	250,517
Realized investment (gains) losses, net	156,447	(262,083)	(110,634)
Amortization and other non-cash items	(56,322)	(68,098)	(20,870)
Change in:
Future policy benefits and other insurance liabilities	1,337,078	870,582	728,898

Reinsurance recoverables	(1,117,361)	(798,474)	(819,599)
Accrued investment income	(6,372)	6,785	(2,686)
Receivables from parent and affiliates	5,571	46,595	(37,402)
Payables to parent and affiliates	855	(48,064)	7,754

Deferred policy acquisition costs	(1,210,728)	(123,100)	(839,806)
Income taxes payable	81,763	(412,217)	(56,052)
Deferred sales inducements	(199,005)	(289,642)	(246,006)
Other, net	7,961	156,698	(34,532)

Cash flows from (used in) operating activities	$(313,424)	$(678,859)	$(995,797)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	$1,019,890	$1,069,922	1,843,933
Short-term investments	1,424,173	1,167,039	1,069,535
Policy loans	131,511	122,721	115,225
Ceded policy loans	(7,951)	(1,861)	-
Commercial mortgage and other loans	149,621	82,098	64,520
Other long-term investments	11,557	10,612	24,443
Equity securities, available for sale	9,862	10,355	15,978
Trading account assets, at fair value	14,325	5,174	4,527
Payments for the purchase/origination of:			-

Fixed maturities, available for sale	(1,646,619)	(1,135,456)	(1,846,086)

Short-term investments	(1,253,361)	(1,203,342)	(1,143,338)
Policy loans	(129,521)	(102,230)	(119,752)
Ceded policy loans	16,320	5,538	-
Commercial mortgage and other loans	(239,086)	(204,951)	(305,789)
Other long-term investments	(75,664)	(70,641)	(62,979)
Equity securities, available for sale	(5,024)	(8,528)	(6,777)
Notes receivable from parent and affiliates, net	5,714	6,842	55,863
Other	(1,885)	2,757	4,852

Cash flows from (used in) investing activities	$(576,138)	$(243,951)	$(285,845)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	$4,154,752	$3,044,607	3,092,710
Ceded policyholders’ account deposits	(312,528)	(117,916)	-

Policyholders’ account withdrawals	(3,178,207)	(2,555,035)	(2,328,806)
Ceded policyholders’ account withdrawals	31,419	8,824	-
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(146,074)	114,612	(128,177)
Dividend to parent	-	-	(100,000)
Contributed/Distributed capital - parent/child asset transfers	(20,900)	3,543	10
Net change in financing arrangements (maturities 90 days or less)	29,000	129,000	-
Drafts outstanding	3,786	(59,401)	72,793
Net change in long-term borrowing	453,000	277,000	895,000

Cash flows from (used in) financing activities	$1,014,248	$845,234	$1,503,530

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	124,686	(77,576)	221,888
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	287,423	364,999	143,111

CASH AND CASH EQUIVALENTS, END OF PERIOD	$412,109	$287,423	$364,999

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (refunded) paid	$134,603	$166,606	$185,220
Interest paid	$43,717	$33,104	$3,212

Significant Non Cash Transactions

Cash Flows from Investing Activities in the December 31, 2012 Consolidated Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and Prudential Arizona Reinsurance Universal Company, or “PAR U,” an affiliate (See Note 13). The assets transferred included $156 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $46 million to Prudential Financial Inc., the Company’s ultimate parent company, to settle tax expenses arising from this coinsurance transaction.

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows excludes $313 million of increases in fixed maturities, available for sale related to a non-cash transfer of assets to the Company. These assets were received as consideration of premium due to the Company for the recapture of policies issued prior to January 1, 2011 previously reinsured by Universal Prudential Arizona Reinsurance Company, or “UPARC,” an affiliate (See Note 13).

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows also excludes $1,054 million of decreases in fixed maturities available for sale related to the coinsurance transaction with PAR U, an affiliate (See Note 13). The assets transferred included $1,009 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $45 million to Prudential Insurance, the Company’s parent company, to settle tax expenses arising from this coinsurance transaction.

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the “Company,” is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance,” which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable and fixed annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, Prudential Financial announced that Prudential Insurance acquired The Hartford’s individual life insurance business through a reinsurance transaction. The total cash consideration was $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with net retained face amount in force of approximately $135 billion. This acquisition increases our scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company, the portion of the assumed business that is classified as guaranteed universal life insurance (“GUL”) with account values of approximately $4.2 billion as of September 30, 2012. The Company has reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $35 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on the stockholder’s equity, as determined in accordance with U.S. Generally Accepted Accounting Principles, or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or “U.S. GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” or (“AOCI.”)

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily include commissions, costs of policy

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 30 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than variable and interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “future policy benefits and other policyholder liabilities.” Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2012, and from 1.00% to 8.25% at December 31, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in “Reinsurance recoverables,” and changes in “Realized investment gains (losses), net.” In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, PAR U effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

In the third quarter of 2012, the Company’s wholly owned subsidiary, PLNJ, entered a new coinsurance agreement with an affiliate, PAR U effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within PLNJ. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the “Effect of Change” column. Also included within the Statement of Cash Flows table within the “Impact of Restatement” column is the impact of the restatement described in Note 1 for the year ended December 31, 2011.

Consolidated Statements of Financial Position:
	December 31, 2011

	As Previously Reported (2)	Effect of Change	As Currently Reported (2)

	(in thousands)

Deferred policy acquisition costs	$3,217,508	$(671,908)	$2,545,600
Reinsurance recoverables	5,727,610	1,506	5,729,116
Income taxes receivable (1)	-	76,066	76,066
Other assets	44,557	(2)	44,555
TOTAL ASSETS	76,845,547	(594,338)	76,251,209

Policyholders’ account balances	7,808,840	2,834	7,811,674
Income taxes payable (1)	176,517	(176,517)	-
Other liabilities	646,569	47,928	694,497
TOTAL LIABILITIES	73,581,524	(125,755)	73,455,769

Retained earnings	2,233,698	(490,407)	1,743,291
Accumulated other comprehensive income	191,804	21,824	213,628
TOTAL EQUITY	3,264,023	(468,583)	2,795,440
TOTAL LIABILITIES AND EQUITY	$76,845,547	$(594,338)	$76,251,209

1)	Income taxes reported in December 31, 2011 was in a payable position. The effect of the change converted the balance to a receivable position and was moved into the asset section of the balance sheet.

2)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the U.S. Securities and Exchange commission (“SEC”) on March 9, 2012. “As currently reported” column was included in the 10-K/A filed with the SEC on July 20, 2012.

Consolidated Statements of Operations:
	Year Ended December 31, 2011

	As Previously Reported (1)	Effect of Change	As Currently Reported (1)

	(in thousands)
REVENUES
Policy charges and fee income	$1,109,123	$372	$1,109,495
Other income	42,598	1,263	43,861
Total revenues	2,130,049	1,635	2,131,684
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	1,114,843	(141,640)	973,203
General, administrative and other expenses	520,665	177,219	697,884
Total benefits and expenses	2,450,304	35,579	2,485,883
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(320,255)	(33,944)	(354,199)
Income tax expense (benefit)	(209,579)	(11,877)	(221,456)
NET INCOME (LOSS)	$(110,676)	$(22,067)	$(132,743)

(1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with SEC on March 9, 2012. “As currently reported” column was included in the 10-K/A filed with the SEC on July 20, 2012.

Consolidated Statements of Operations:
	Year Ended December 31, 2010

	As Previously Reported (1)	Effect of Change	As Currently Reported (1)

	(in thousands)
REVENUES
Policy charges and fee income	$589,051	$1,996	$591,047
Total revenues	1,336,998	1,996	1,338,994
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	93,125	(26,697)	66,428
General, administrative and other expenses	352,366	153,590	505,956
Total benefits and expenses	695,117	126,893	822,010
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	641,881	(124,897)	516,984
Income tax expense (benefit)	171,813	(43,714)	128,099
NET INCOME (LOSS)	$470,068	$(81,183)	$388,885

(1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. “As currently reported” column was included in the 10-K/A filed with the SEC on July 20, 2012.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Consolidated Statements of Cash Flows:
	Year Ended December 31, 2011

	As Previously Reported (1)	Effect of Change	Impact of Restatement	As Currently Reported (1)

	(in thousands)
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES
Net income (loss)	$(110,676)	$(22,067)	$-	$(132,743)
Policy charges and fee income	(213,804)	(363)	86,484	(127,683)
Change in:
Reinsurance recoverables	(1,951,987)	(1,006)	1,154,519	(798,474)
Payable to parent and affiliates	(38,856)		(9,208)	(48,064)
Deferred policy acquisition costs	170,673	(12,613)	(281,160)	(123,100)
Income taxes payable	(441,534)	(11,877)	41,194	(412,217)
Other, net	332,415	47,926	(223,643)	156,698
Cash flows from (used in) operating activities	(1,447,045)	-	768,186	(678,859)
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	1,705,018	-	(635,096)	1,069,922
Ceded policy loans	(1,861)	-	-	(1,861)
Payments for the purchase/origination of:
Ceded policy loans	5,538	-	-	5,538
Cash flows from (used in) investing activities	391,145	-	(635,096)	(243,951)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Ceded policyholders’ account deposits	-	-	(117,916)	(117,916)
Policyholders’ account withdrawals	(2,531,037)	-	(23,998)	(2,555,035)
Ceded policyholders’ account withdrawals	-	-	8,824	8,824
Cash flows from (used in) financing activities	$973,324	$-	$(133,090)	$845,234

1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. “As currently reported” column was included in the 10-K/A filed with the SEC on July 20, 2012.

	Year Ended December 31, 2010

	As Previously Reported (1)	Effect of Change	As Currently Reported (1)

	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$470,068	$(81,183)	$388,885
Policy charges and fee income	(202,268)	(1,996)	(204,264)
Change in:
Deferred policy acquisition costs	(966,699)	126,893	(839,806)
Income taxes payable	(12,338)	(43,714)	(56,052)
Cash flows from (used in) operating activities	$(995,797)	$-	$(995,797)

(1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. “As currently reported” column was included in the 10-K/A filed with the SEC on July 20, 2012.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company’s consolidated statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company’s consolidated statements of operations and equity and the notes to consolidated financial statements.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

3.    INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$172,541	$15,088	$10	$187,619	$-
Obligations of U.S. states and their political subdivisions	79,166	6,516	485	85,197	-
Foreign government bonds	21,709	5,802	-	27,511	-
Public utilities	620,654	68,512	1,334	687,832	-
Redeemable preferred stock	6,400	360	-	6,760	-
All other corporate securities	3,601,052	309,470	6,480	3,904,042	(344)
Asset-backed securities (1)	360,258	19,362	6,146	373,474	(21,330)
Commercial mortgage-backed securities	446,558	42,932	69	489,421	-
Residential mortgage-backed securities (2)	353,917	20,228	236	373,909	(1,095)

Total fixed maturities, available-for-sale	$5,662,255	$488,270	$14,760	$6,135,765	$(22,769)

Equity securities, available-for-sale
Common Stocks:
Public utilities	$-	$-	$-	$-
Banks, trusts & insurance companies	-	-	-	-
Industrial, miscellaneous & other	1,723	1,124	9	2,838
Non-redeemable preferred stocks	1,396	93	-	1,489
Perpetual preferred stocks	-	-	-	-

Total equity securities, available-for-sale	$3,119	$1,217	$9	$4,327

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $22 million of net unrealized gains on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

	December 31, 2011 (4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$144,083	$14,321	$4	$158,400	$-
Obligations of U.S. states and their political subdivisions	32,282	3,869	-	36,151	-
Foreign government bonds	32,966	6,073	4	39,035	-
Public utilities	392,168	47,552	729	438,991	-
All other corporate securities	3,369,261	270,398	7,724	3,631,935	(1,285)
Asset-backed securities (1)	376,505	19,235	22,495	373,245	(27,122)
Commercial mortgage-backed securities	505,310	37,015	2	542,323	-
Residential mortgage-backed securities (2)	298,831	25,550	337	324,044	(1,296)

Total fixed maturities, available-for-sale	$5,151,406	$424,013	$31,295	$5,544,124	$(29,703)

Equity securities available-for-sale
Common Stocks:
Public utilities	$90	$5	$23	$72
Industrial, miscellaneous & other	7,100	597	1,742	5,955
Non-redeemable preferred stocks	2,437	6	201	2,242

Total equity securities, available-for-sale	$9,627	$608	$1,966	$8,269

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $11 million of net unrealized gains or losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

(4)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$406,454	$417,078
Due after one year through five years	1,446,066	1,556,164
Due after five years through ten years	1,347,142	1,490,672
Due after ten years	1,301,860	1,435,047
Asset-backed securities	360,258	373,474
Commercial mortgage-backed securities	446,558	489,421
Residential mortgage-backed securities	353,917	373,909

Total	$5,662,255	$6,135,765

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2012	2011	2010
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$116,493	$218,200	$788,657
Proceeds from maturities/repayments	903,272	836,724	919,875
Gross investment gains from sales, prepayments and maturities	31,720	83,600	45,098
Gross investment losses from sales and maturities	(1,171)	(411)	(2,497)

Equity securities, available-for-sale
Proceeds from sales	$9,862	$6,397	$6,978
Proceeds from maturities/repayments	-	3,958	9,000
Gross investment gains from sales	1,027	3,857	348
Gross investment losses from sales	(529)	-	(367)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(6,236)	$(8,969)	$(11,811)
Writedowns for other-than-temporary impairment losses on equity securities	(2,168)	(2,255)	(147)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in OCI. For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31, 2012	Year Ended December 31, 2011

	(in thousands)
Balance, beginning of period	$31,507	$36,820
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(4,126)	(7,456)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	(3,240)	(4,055)
Credit loss impairment recognized in the current period on securities not previously impaired	15	403
Additional credit loss impairments recognized in the current period on securities previously impaired	2,266	5,630
Increases due to the passage of time on previously recorded credit losses	2,430	1,487
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(1,150)	(1,322)

Balance, end of period	$27,702	$31,507

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets

The following table sets forth the composition of trading account assets, at fair value as of the dates indicated:

	December 31, 2012		December 31, 2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$7,647	$8,099	$21,575	$22,481
Equity securities (1)	3,083	3,277	3,135	3,362

Total trading account assets	$10,730	$11,376	$24,710	$25,843

(1)	Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was ($0.5) million of losses, ($0.5) million of losses and ($0.2) million of losses during the years ended December 31, 2012, 2011 and 2010, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2012		December 31, 2011
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Industrial	$273,900	18.6%	$261,699	18.4%
Retail	461,939	31.4	453,352	31.9
Apartments/Multi-Family	239,623	16.3	218,524	15.4
Office	237,566	16.2	223,587	15.8
Hospitality	50,052	3.4	61,910	4.4
Other	89,548	6.1	97,383	6.9

Total commercial mortgage loans	1,352,628	92.0	1,316,455	92.8
Agricultural property loans	117,377	8.0	102,850	7.2

Total commercial mortgage and agricultural loans by property type	1,470,005	100.0%	1,419,305	100.0%

Valuation allowance	(6,028)		(12,813)

Total net commercial and agricultural mortgage loans by property type	$1,463,977		$1,406,492

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in California (21%), New Jersey (13%), and Texas (9%) at December 31, 2012.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2012	2011	2010
	(in thousands)
Allowance for losses, beginning of year	$12,813	$21,428	$25,742
Addition to / (release of) allowance of losses	(1,551)	(8,615)	(4,314)
Charge-off net of recoveries	(5,234)	-	-

Allowance for losses, end of year (1)	$6,028	$12,813	$21,428

(1)	Agricultural loans represent $0.4 million of the ending allowance for the years ended December 31, 2012, 2011 and 2010.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31:

	December 31, 2012	December 31, 2011

	Total Loans
	(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)	$372	$5,743
Ending balance: collectively evaluated for impairment (2)	5,656	7,070

Total ending balance	$6,028	$12,813

Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)	$6,415	$17,849
Ending balance gross of reserves: collectively evaluated for impairment (2)	1,463,590	1,401,456

Total ending balance, gross of reserves	$1,470,005	$1,419,305

(1)	There were no agricultural loans individually evaluated for impairments at December 31, 2012 and 2011.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $117 million and $103 million at December 31, 2012 and 2011, respectively and a related allowance of $0.4 million for both periods.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of December 31, 2012 and 2011 had a recorded investment and unpaid principal balance of $6.4 million and $17.8 million and related allowance of $0.4 million and $5.7 million, respectively, primarily related to the hospitality and other property types. At both December 31, 2012 and 2011, the Company held no impaired agricultural loans. Net investment income recognized on these loans totaled $0.5 million for the twelve months ended for both December 31, 2012 and 2011.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. As of both December 31, 2012 and 2011, the Company held no such loans. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

As described in Note 2 loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2012 and December 31, 2011, 96% and 93% of the $1.5 billion and $1.4 billion recorded investment had a loan-to-value ratio of less than 80%, respectively. As of December 31, 2012 and December 31, 2011, 96% and 95% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2012, approximately $59 million or 4% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2011, approximately $72 million or 5% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of both December 31, 2012 and 2011, all commercial mortgage and other loans were in current status, with the exception of $6.4 million and $1.6 million at December 31, 2012 and 2011, respectively, that were classified as past due, primarily related to other property types. As of December 31, 2012 and 2011, $6.4 million and $22.6 million, respectively, of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to hospitality and other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the years ended December 31, 2012 and 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. The Company has no outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

As of December 31, 2012, the additional funds the Company has committed to provide to borrowers involved in a troubled debt restructuring is not material.

Other Long-Term Investments

“Other long-term investments” are comprised as follows at December 31:

	2012	2011
	(in thousands)
Company’s investment in Separate accounts	$28,584	$31,947
Joint ventures and limited partnerships	136,977	113,445
Derivatives	118,928	123,094

Total other long-term investments	$284,489	$268,486

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2012	2011	2010
	(in thousands)
Fixed maturities, available-for-sale	$270,790	$300,850	$313,036
Equity securities, available-for-sale	52	227	1,005
Trading account assets	981	1,582	1,156
Commercial mortgage and other loans	84,232	81,282	71,541
Policy loans	58,007	56,716	55,599
Short-term investments and cash equivalents	1,003	1,052	918
Other long-term investments	21,224	16,421	11,552

Gross investment income	436,289	458,130	454,807
Less: investment expenses	(18,779)	(18,180)	(16,563)

Net investment income	$417,510	$439,950	$438,244

Carrying value for non-income producing assets included in fixed maturities totaled $7 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2012	2011	2010

	(in thousands)
Fixed maturities	$24,314	$74,220	$30,790
Equity securities	(1,670)	1,602	(166)
Commercial mortgage and other loans	7,307	8,615	1,379
Joint ventures and limited partnerships	-	(265)	-
Derivatives	(186,425)	177,855	78,577
Other	27	56	54

Realized investment gains (losses), net	$(156,447)	$262,083	$110,634

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2009	$(25,885)	$18,875	$(8,037)	$5,258	$(9,789)
Cumulative effect of adoption of accounting principle	-	(2,800)	44	948	(1,808)
Net investment gains (losses) on investments arising during the period	(6,744)	-	-	2,359	(4,385)
Reclassification adjustment for (gains) losses included in net income	7,954	-	-	(2,784)	5,170
Reclassification adjustment for OTTI losses excluded from net income(1)	(29)	-	-	10	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(2,262)	-	792	(1,470)
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	890	(312)	578

Balance, December 31, 2010	$(24,704)	$13,813	$(7,103)	$6,271	$(11,723)

Net investment gains (losses) on investments arising during the period	(3,779)	-	-	1,322	(2,457)
Reclassification adjustment for (gains) losses included in net income	9,623	-	-	(3,369)	6,254
Reclassification adjustment for OTTI losses excluded from net income(1)	212	-	-	(75)	137
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(3,626)	-	1,268	(2,358)
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	4,167	(1,459)	2,708

Balance, December 31, 2011	$(18,648)	$10,187	$(2,936)	$3,958	$(7,439)

Net investment gains (losses) on investments arising during the period	11,444	-	-	(4,005)	7,439
Reclassification adjustment for (gains) losses included in net income	6,755	-	-	(2,364)	4,391
Reclassification adjustment for OTTI losses excluded from net income(1)	(169)	-	-	59	(110)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(9,892)	-	3,462	(6,430)
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	3,499	(1,225)	2,274

Balance, December 31, 2012	$(618)	$295	$563	$(115)	$125

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2009	$237,158	$(167,064)	$60,831	$(45,748)	$85,177
Cumulative effect of adoption of accounting principle	-	24,236	(340)	(8,348)	15,548
Net investment gains (losses) on investments arising during the period	124,639	-	-	(43,618)	81,021
Reclassification adjustment for (gains) losses included in net income	38,578	-	-	(13,501)	25,077
Reclassification adjustment for OTTI losses excluded from net income(2)	29	-	-	(10)	19
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(51,330)	-	18,128	(33,202)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	32,199	(11,270)	20,929

Balance, December 31, 2010	$400,404	$(194,158)	$92,690	$(104,367)	$194,569

Net investment gains (losses) on investments arising during the period	128,890	-	-	(45,090)	83,800
Reclassification adjustment for (gains) losses included in net income	(85,445)	-	-	29,905	(55,540)
Reclassification adjustment for OTTI losses excluded from net income(2)	(212)	-	-	73	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	14,638	-	(5,124)	9,514
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(17,345)	6,070	(11,275)

Balance, December 31, 2011	$443,637	$(179,520)	$75,345	$(118,533)	$220,929

Net investment gains (losses) on investments arising during the period	90,693	-	-	(31,738)	58,955
Reclassification adjustment for (gains) losses included in net income	(29,399)	-	-	10,290	(19,109)
Reclassification adjustment for OTTI losses excluded from net income(2)	169	-	-	(59)	110
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(40,688)	-	14,065	(26,623)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	50,488	(17,671)	32,817

Balance, December 31, 2012	$505,100	$(220,208)	$125,833	$(143,646)	$267,079

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset as of the dates indicated:

	December 31, 2012	December 31, 2011	December 31, 2010

	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(618)	$(18,648)	$(24,704)
Fixed maturity securities, available-for-sale—all other	474,128	411,366	365,178
Equity securities, available-for-sale	1,208	(1,359)	1,443
Derivatives designated as cash flow hedges(1)	147	2,523	808
Other investments	29,617	31,107	32,975

Net unrealized gains (losses) on investments	$504,482	$424,989	$375,700

(1)	See Note 11 for more information on cash flow hedges.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2012
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$4,338	$10	$-	$-	$4,338	$10
Obligations of U.S. states and their political subdivisions	21,128	485	-	-	21,128	485
Foreign government bonds	-	-	-	-	-	-
Corporate securities	290,127	7,070	18,221	744	308,348	7,814
Asset-backed securities	44,821	76	24,997	6,070	69,818	6,146
Commercial mortgage-backed securities	12,549	60	521	9	13,070	69
Residential mortgage-backed securities	20,276	164	4,347	72	24,623	236

Total	$393,239	$7,865	$48,086	$6,895	$441,325	$14,760

Equity securities, available-for-sale	$54	$9	$-	$-	$54	$9

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$4,696	$4	$-	$-	$4,696	$4
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	96	4	-	-	96	4
Corporate securities	196,766	6,060	13,355	2,393	210,121	8,453
Asset-backed securities	57,956	389	69,641	22,106	127,597	22,495
Commercial mortgage-backed securities	563	-	1,051	2	1,614	2
Residential mortgage-backed securities	4,706	213	4,022	124	8,728	337

Total	$264,783	$6,670	$88,069	$24,625	$352,852	$31,295

Equity securities, available-for-sale	$3,016	$1,966	$-	$-	$3,016	$1,966

The gross unrealized losses, related to fixed maturities at December 31, 2012 and 2011 are composed of $9 million and $10 million, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners, or “NAIC”, or equivalent rating and $6 million and $21 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, $6 million of the gross unrealized losses represented declines in value of greater than 20%, $0 million of which had been in that position for less than six months, as compared to $22 million at December 31, 2011 that represented declines in value of greater than 20%, $3 million of which had been in that position for less than six months. At December 31, 2012 and 2011, the $7 million and $25 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 and 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, less than $1 million of the gross unrealized losses related to equity securities, represented declines in value of greater than 20%, none of which have been in that position for less than six months. At December 31, 2011, $2 million of the gross unrealized losses represented declines in value of greater than 20%, $1.4 million of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 or 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2012	2011
	(in thousands)
Fixed maturity securities, available for sale	$46,115	$189,143
Trading account assets	187	232
Equity Securities	9	-

Total securities pledged	$46,311	$189,375

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $48 million. Of this amount, $48 million was “Cash collateral for loaned securities.” There were no “Securities sold under agreements to repurchase.” As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $194 million. Of this amount, $40 million was “Securities sold under agreements to repurchase” and $154 million was “Cash collateral for loaned securities.”

Fixed maturities of $4 million at December 31, 2012 and 2011 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.    DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Balance, beginning of year	$2,545,600	$2,693,689	$1,913,804
Capitalization of commissions, sales and issue expenses	1,171,759	1,096,301	906,235
Amortization- Impact of assumption and experience unlocking and true-ups	60,313	(25,242)	75,579
Amortization- All other	(21,344)	(947,961)	(142,007)
Change in unrealized investment gains and losses	(53,651)	9,973	(59,922)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)	(23,616)	(281,160)	-

Balance, end of year	$3,679,061	$2,545,600	$2,693,689

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM, PAR III and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreements as discussed in Note 13.

Ceded capitalization amounted to $249 million, $208 million and $220 million in 2012, 2011 and 2010, respectively. Ceded amortization amounted to $180 million, $70 million and $67 million in 2012, 2011 and 2010, respectively. The ceded portion of the impact of changes in unrealized gains/(losses) increased the deferred acquisition cost asset $44 million and $147 million in 2012 and 2011, respectively.

5.     POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2012	2011

	(in thousands)
Life insurance – domestic	$3,804,994	$3,184,177
Life insurance – Taiwan	1,109,723	977,889
Individual and group annuities	82,050	68,612
Policy claims and other contract liabilities	1,700,046	1,063,630

Total future policy benefits	$6,696,813	$5,294,308

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.36% to 14.75%, with approximately 7.74% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed in Note 7. The interest rates used in the determination of the present values range from 0.53% to 6.20%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2012	2011

	(in thousands)
Interest-sensitive life contracts	$5,327,169	$4,645,659
Individual annuities	1,736,810	1,826,854
Guaranteed interest accounts	820,502	776,731
Other	672,596	562,430

Total policyholders’ account balances	$8,557,077	$7,811,674

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 3.00% to 4.95% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with less than 0.01 % of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00%. Interest crediting rates range from 0.50 % to 8.00 % for other.

6.    REINSURANCE

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, PAR U, Pruco Re, and PAR TERM, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Effective July 1, 2012, the Company recaptured business reinsured with PAR III, an affiliate and subsequently reinsured the business with PARCC. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010

	(in thousands)
Premiums	$1,221,990	$1,127,239	$1,061,881
Reinsurance ceded	(1,153,854)	(1,054,452)	(995,489)

Premiums	$68,136	$72,787	$66,392

Direct policy charges and fees	$2,048,167	$1,445,303	$1,032,261
Reinsurance ceded	(513,404)	(335,808)	(441,214)

Policy charges and fees	$1,534,763	$1,109,495	$591,047

Policyholders’ benefits ceded	$854,721	$742,529	$678,782
Realized capital gains (losses) net, associated with derivatives	$(53,842)	$1,185,096	$(497,195)

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC (See Note 13) to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2012	2011

	(in thousands)
Domestic life insurance-affiliated	$4,619,282	$3,876,626
Domestic individual annuities-affiliated	1,287,660	869,159
Domestic life insurance-unaffiliated	9,673	(658)
Taiwan life insurance-affiliated	1,115,560	983,989

	$7,032,175	$5,729,116

Substantially all reinsurance contracts are with affiliates as of December 31, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2012	2011	2010

	(in thousands)
Gross life insurance face amount in force	$612,238,145	$569,684,855	$546,708,450
Reinsurance ceded	(557,559,303)	(517,857,797)	(492,314,245)

Net life insurance face amount in force	$54,678,842	$51,827,058	$54,394,205

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2012			December 31, 2011

	In the Event of Death	At Annuitization/ Accumulation (1)		In the Event of Death	At Annuitization/ Accumulation (1)

Variable Annuity Contracts		(in thousands)

Return of Net Deposits
Account value	$55,348,881	$	N/A	$37,091,904	$	N/A
Net amount at risk	144,758		N/A	$947,037		N/A
Average attained age of contractholders	61		N/A	60		N/A
Minimum return or contract value
Account value	$17,627,105		$64,710,758	$14,074,097		$43,987,117
Net amount at risk	$1,937,955		$2,177,244	$2,571,505		$3,048,978
Average attained age of contractholders	66		61	66		60
Average period remaining until earliest expected annuitization	N/A		0.23 years	N/A		0.55 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2012	December 31, 2011

	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$2,686,820	$2,418,679
General account value	$2,922,481	$2,089,347
Net amount at risk	$66,004,950	$54,917,077
Average attained age of contractholders	52 years	52 years

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2012	December 31, 2011

	(in thousands)
Equity funds	$42,765,421	$23,180,461
Bond funds	24,280,753	23,125,115
Money market funds	3,618,360	2,493,553

Total	$70,664,534	$48,799,129

In addition to the above mentioned amounts invested in separate account investment options, $2.311 billion and $2.367 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2012 and 2011, respectively. In 2012, 2011 and 2010 there were no gains or losses on transfers of assets from the general account to a separate account.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance as of December 31, 2009	$79,923	$143,171	$26,539	$(17,539)	$232,094
Incurred guarantee benefits (1)	5,522	18,496	361	(435,284)	(410,905)
Paid guarantee benefits	(36,616)	(560)	(182)	-	(37,358)

Balance as of December 31, 2010	$48,829	$161,107	$26,718	$(452,823)	$(216,169)
Incurred guarantee benefits (1)	87,111	66,082	7,120	1,365,810	1,526,123
Paid guarantee benefits	(38,305)	(2,280)	(828)	-	(41,413)

Balance as of December 31, 2011	$97,635	$224,909	$33,010	$912,987	$1,268,541
Incurred guarantee benefits (1)	145,022	94,007	21,916	504,903	765,848
Paid guarantee benefits	(40,590)	(13,929)	(540)	-	(55,059)

Balance as of December 31, 2012	$202,067	$304,987	$54,386	$1,417,890	$1,979,330

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2012	2011	2010

	(in thousands)

Balance, beginning of year	$542,742	$537,943	$296,341
Capitalization	198,955	289,642	246,006
Amortization-Impact of assumption and experience unlocking and true-ups	53,108	(24,919)	15,638
Amortization-All other	(9,985)	(260,964)	(26,373)
Change in unrealized investment gains (losses)	3,071	1,040	6,330

Balance, end of year	$787,891	$542,742	$537,943

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

8.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $591 million, ($589) million, and $277 million for the years ended December 31, 2012, 2011, and 2010, respectively. Statutory surplus of the Company amounted to $2,211 million and $1,496 million at December 31, 2012 and 2011, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $599 million in 2013 without prior approval. In 2011 and 2012, there were no dividends nor any returns of capital paid by the Company to the parent company. The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

9.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2012	2011	2010

	(in thousands)
Current tax expense (benefit):
U.S.	$216,654	$42,474	$157,318

Total	216,654	42,474	157,318

Deferred tax expense (benefit):
U.S.	(35,614)	(263,930)	(29,219)

Total	(35,614)	(263,930)	(29,219)

Total income tax expense on continuing operations	181,040	(221,456)	128,099
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	29,258	16,417	50,137
Additional paid-in capital	(9,540)	1,908	(17,169)

Total income tax expense (benefit)	$200,758	$(203,131)	$161,067

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $865.4 million, ($354.2) million and $517.0 million, and no income from foreign operations for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2012	2011	2010

	(in thousands)

Expected federal income tax expense	$302,882	$(123,964)	$180,944
Non-taxable investment income	(108,463)	(81,031)	(46,161)
Tax credits	(14,460)	(15,977)	(5,553)
Other	1,081	(484)	(1,131)

Total income tax expense (benefit) on continuing operations	$181,040	$(221,456)	$128,099

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2012	2011
	(in thousands)
Deferred tax assets
Insurance reserves	$1,436,802	$995,018
Other	824	-

Deferred tax assets	$1,437,626	$995,018

Deferred tax liabilities
Deferred policy acquisition costs	$960,414	$594,677
Deferred annuity bonus	275,762	189,960
Net unrealized gains on securities	176,441	147,787
Investments	2,315	55,073
Other	-	723

Deferred tax liabilities	1,414,932	988,220

Net deferred tax asset (liability)	$22,694	$6,798

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2012, 2011 and 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

		2012	2011	2010
		(in thousands)

Balance at January 1,	$	113	$1,620	$6,743
Increases in unrecognized tax benefits		464	-	-
(Decreases) in unrecognized tax benefits		-	(1,507)	(5,123)
Settlements with taxing authorities		(577)	-	-

Balance at December 31,	$	-	$113	$1,620

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate		-	-	1,490

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2012	2011	2010

	(in thousands)

Interest and penalties recognized in the consolidated statements of operations	$-	$-	$(1,100)
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$-	$-	$-

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company’s parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2012

	Level 1	Level 2	Level 3	Netting (2)	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$187,619	$-	$-	$187,619
Obligations of U.S. states and their political subdivisions	-	85,197	-	-	85,197
Foreign government bonds	-	27,511	-	-	27,511
Corporate securities	-	4,561,653	36,981	-	4,598,634
Asset-backed securities	-	264,747	108,727	-	373,474
Commercial mortgage-backed securities	-	489,421	-	-	489,421
Residential mortgage-backed securities	-	373,909	-	-	373,909

Sub-total	-	5,990,057	145,708	-	6,135,765
Trading account assets:
Corporate securities	-	-	-	-	-
Asset-backed securities	-	4,008	-	-	4,008
Commercial mortgage-backed securities	-	4,091	-	-	4,091
Equity securities	-	-	3,277	-	3,277

Sub-total	-	8,099	3,277	-	11,376
Equity securities, available for sale	2,683	155	1,489	-	4,327
Short-term investments	81,308	31,029	-	-	112,337
Cash equivalents	10,305	307,394	-	-	317,699
Other long-term investments	-	187,384	988	(68,689)	119,683
Reinsurance recoverables	-	-	1,287,157	-	1,287,157
Other assets	-	184,128	1,995	-	186,123

Sub-total excluding separate account assets	94,296	6,708,246	1,440,614	(68,689)	8,174,467

Separate account assets (1)	345,437	80,293,584	248,255	-	80,887,276

Total assets	$439,733	$87,001,830	$1,688,869	$(68,689)	$89,061,743

Future policy benefits	$-	$-	$1,417,891	$-	$1,417,891
Other liabilities	-	68,689	-	(68,689)	-

Total liabilities	$-	$68,689	$1,417,891	$(68,689)	$1,417,891

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2011 (3)
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$153,704	$4,696	$-	$158,400
Obligations of U.S. states and their political subdivisions	-	36,151	-	-	36,151
Foreign government bonds	-	39,035	-	-	39,035
Corporate securities	-	4,047,206	23,720	-	4,070,926
Asset-backed securities	-	310,816	62,429	-	373,245
Commercial mortgage-backed securities	-	542,323	-	-	542,323
Residential mortgage-backed securities	-	324,044	-	-	324,044

Sub-total	-	5,453,279	90,845	-	5,544,124
Trading account assets:
Asset-backed securities	-	17,419	-	-	17,419
Commercial mortgage-backed securities	-	5,062	-	-	5,062
Equity securities	-	-	3,362	-	3,362

Sub-total	-	22,481	3,362	-	25,843

Equity securities, available for sale	5,617	-	2,652	-	8,269
Short-term investments	101,608	181,673	-	-	283,281
Cash equivalents	42,158	191,920	-	-	234,078
Other long term investments	-	180,603	686	(57,612)	123,677
Reinsurance recoverables	-	-	868,824	-	868,824
Other assets	-	192,824		-	192,824

Sub-total excluding separate account assets	149,383	6,222,780	966,369	(57,612)	7,280,920

Separate account assets (1)	1,803,852	56,130,595	222,324	-	58,156,771

Total assets	$1,953,235	$62,353,375	$1,188,693	$(57,612)	$65,437,691

Future policy benefits	$-	$-	$912,988	$-	$912,988
Other liabilities	-	57,612	-	(57,612)	-

Total liabilities	$-	$57,612	$912,988	$(57,612)	$912,988

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2) “Netting” amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

(3) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Private fixed maturities also include debt investments in funds that, pay a stated coupon and, a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g. interest rates, equity indices, dividend yields, etc.) from less actively traded markets(e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values. As of December 31, 2012 and December 31, 2011, there were derivatives with the fair value of $0.2 million and $0.1 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 13). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in “Reinsurance recoverables”. The fair value of this embedded derivative is the present

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, the Company’s market-perceived risk of the counterparty, UPARC’s non-performance (“NPR”), and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. This embedded derivative had a value of zero at December 31, 2012 and December 31, 2011 primarily due to NPR.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company’s variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company’s market-perceived risk of its own non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders’ account values and discount all projected future cash flows. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 –During the year ended December 31, 2012, $1.9 million of mutual fund shares were transferred from Level 1 to Level 2 in the Company’s Separate Account due to the fund’s net asset value no longer being available to the public. There were no transfers between Levels 1 and 2 for the years ended December 31, 2011 and 2010.

Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2012
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	31,356	5,625	36,981
Asset-backed securities	5,929	102,798	108,727
Equity securities	1,489	3,277	4,766
Other long-term investments	232	756	988
Reinsurance recoverables	1,287,157	-	1,287,157
Other Assets	-	1,995	1,995

Sub-total excluding separate account assets	1,326,163	114,451	1,440,614

Separate account assets	77,286	170,969	248,255

Total assets	$1,403,449	$285,420	$1,688,869

Future policy benefits	$1,417,891	$-	$1,417,891

Total liabilities	$1,417,891	$-	$1,417,891

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

As of December 31, 2012
	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
(in thousands)
Assets:

Corporate securities	$31,356	Discounted cash flow	Discount rate	8.90% - 17.50%(10.60%)	Decrease
		Cap at call price	Call price	100%(100%)	Increase
		Liquidation	Liquidation value	98% - 98%(98%)	Increase
Reinsurance recoverables	$1,287,157	Fair values are determined in the same manner as future policy benefits
Liabilities:

Future policy benefits	$1,417,891	Discounted cash flow	Lapse rate (2)	0% - 14%	Decrease

			NPR spread (3)	0.20% - 1.60%	Decrease
			Utilization rate (4)	70% - 94%	Increase
			Withdrawal rate (5)	85% - 100%	Increase
			Mortality rate (6)	0% - 13%	Decrease
			Equity Volatility curve	19% - 34%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(3)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company adjusted for any illiquidity risk premium.

(4)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contracts. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.

(5)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(6)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific morality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Other Invested Assets – Separate account assets include $77.3 million of investments in real estate fund as of December 31, 2012 that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 5.5% to 9.5% (7.3% weighted average) and discount rates, which range from 7.0% to 11.5% (8.3% weighted average).

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company’s variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2012
	Fixed Maturities Available For Sale

	U.S. Treasury Securities	Corporate Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$4,696	$23,720	$62,429	$-	$3,362	$2,652
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(3,454)	687	-	-	(1,423)
Asset management fees and other income	-	-	-	-	(35)	-
Included in other comprehensive income (loss)	4	4,070	2,840	(65)	-	264
Net investment income	-	101	364	3	-	-
Purchases	-	8,714	62,524	-	-	-
Sales	-	(89)	-	-	-	-
Issuances	-	-	-	-	-	-
Settlements	-	(8,656)	(14,566)	(2,496)	(50)	-
Transfers into Level 3 (2)	-	23,995	5,702	5,246	-	-
Transfers out of Level 3 (2)	-	(16,120)	(11,253)	(2,688)	-	(4)
Other (4)	(4,700)	4,700	-	-	-	-

Fair Value, end of period assets/(liabilities)	$-	$36,981	$108,727	$-	$3,277	$1,489

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$-	$(35)	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-	$-	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2012

	Other Long- term Investments	Reinsurance Recoverable	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$686	$868,824	$-	$222,323	(912,986)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(4,659)	2,937	-	(1,476)	(61,390)
Asset management fees and other income	(7)	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	12,377	-
Included in other comprehensive income (loss)	-	-	(5)	-	-
Net investment income	-	-	-	-	-
Purchases	4,966	415,396	2,000	94,515	-
Sales	-	-	-	(79,484)	-
Issuances	-	-	-	-	(443,515)
Settlements	2	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-

Fair Value, end of period assets/(liabilities)	$988	$1,287,157	$1,995	$248,255	(1,417,891)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(4,549)	$17,516	$-	$-	(76,581)
Asset management fees and other income	$(7)	$-	$-	$-	-
Interest credited to policyholders’ account balances	$-	$-	$-	$12,377	-

	Year Ended December 31, 2011
	Fixed Maturities, Available for Sale

	U.S. Treasury Securities	Corporate Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Other Trading Account Assets- Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$-	$49,050	$59,770	$-	$-	$1,792
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(3,311)	803	-	-	(3,315)
Asset management fees and other income	-	-	-	-	(595)	-
Included in other comprehensive income (loss)	(4)	(1,126)	(694)	-	-	2,840
Net investment income	-	219	768	-	-	-
Purchases	4,700	7,534	23,001	5,019	-	1,696
Sales	-	(678)	(8,160)	-	-	-
Issuances	-	883	-	-	-	-
Settlements	-	(20,679)	(9,094)	-	(5,000)	(99)
Transfers into Level 3 (2)	-	10,444	-	-	-	8,695
Transfers out of Level 3 (2)	-	(18,616)	(3,965)	(5,019)	-	-
Other (4)	-	-	-	-	8,957	(8,957)

Fair Value, end of period assets/(liabilities)	$4,696	$23,720	$62,429	$-	$3,362	$2,652

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(4,319)	$(10)	$-	$-	$(2,918)
Asset management fees and other income	$-	$-	$-	$-	$(876)	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-	$-	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2011

	Other Long- term investments	Other Assets	Reinsurance Recoverable		Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$-	$24,278		$(373,000)	$198,451	$452,822
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	102	-		934,112	388	(1,091,846)
Asset management fees and other income	(46)	-		-	-	-
Interest credited to policyholders’ account balances	-	-		-	1,815	-
Included in other comprehensive income (loss)	-	(55)		-	-	-
Net investment income	-	-		-	-	-
Purchases	630	431		307,712	86,744	-
Sales	-	-		-	(65,074)	-
Issuances	-	-		-	-	(273,964)
Settlements	-	(3)		-	-	-
Transfers into Level 3 (2)	-	-		-	-	-
Transfers out of Level 3 (2)	-	(24,651)		-	-	-

Fair Value, end of period assets/(liabilities)	$686	$-		$868,824	$222,324	$(912,988)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$75	$-		$973,717	$-	$(1,085,926)
Asset management fees and other income	$(46)	$-	$		$-	$-
Interest credited to policyholders’ account balances	$-	$-	$		$1,815	$-

		Year Ended December 31, 2010
		Fixed Maturities Available For Sale

		Foreign Government Bonds		Corporate Securities		Asset-Backed Securities		Commercial Mortgage- Backed Securities		Equity Securities, Available for Sale		Trading Account Assets - Backed Securities
		(in thousands)
Fair Value, beginning of period assets/(liabilities)	$	1,082	$	32,462	$	135,466	$	-	$	3,833	$	1,182
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		-		(438)		(1,438)		-		(90)		-
Asset management fees and other income		-		-		-		-		-		-
Included in other comprehensive income (loss)		(11)		1,958		(582)		82		(2,291)		18
Net investment income		(1)		328		735		(7)		-		-
Purchases, sales, issuances, and settlements		-		(14,534)		4,839		5,160		340		(1,200)
Transfers into Level 3 (2)		-		30,910		4,525		-		-		-
Transfers out of Level 3 (2)		(1,070)		(1,636)		(83,775)		(5,235)		-		-
Other (4)		-		-		-		-		-		-

Fair Value, end of period assets/(liabilities)	$	-	$	49,050	$	59,770	$	-	$	1,792	$	-

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$	-	$	(1,027)	$	(868)	$	-	$	90	$	-
Asset management fees and other income	$	-	$	-	$	-	$	-	$	-	$	-
Interest credited to policyholders’ account balances	$	-	$	-	$	-	$	-	$	-	$	-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2010

	Other Liabilities	Reinsurance Recoverables	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$(960)	$8,982	$25,786	$152,675	$17,539
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	960	(472,631)	(1,516)	(799)	540,016
Asset management fees and other income	-	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	9,119	-
Included in other comprehensive income (loss)	-	-	1,084	-	-
Net investment income	-	-	-	-	-
Purchases, sales, issuances, and settlements	-	90,649	(1,076)	37,456	(104,733)
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-

Fair Value, end of period assets/(liabilities)	$-	$(373,000)	$24,278	$198,451	$452,822

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(471,507)	$(1,516)	$-	$499,913
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$9,119	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclasses of certain assets between reporting categories.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Other significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets. During the same period, the pricing and valuation methodology related to an affiliated bond reported in Other Assets totaled $24.7 million was re-evaluated and subsequently updated to utilize observable inputs and transferred out of Level 3.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale- Assets-Backed Securities resulted from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2012					December 31, 2011

	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount

	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$-	$-	$1,616,804	$1,616,804	$1,463,977	$1,543,968	$1,406,492
Policy loans	-	-	1,455,412	1,455,412	1,079,714	1,401,354	1,050,878
Cash	94,410	-	-	94,410	94,410	53,345	53,345
Accrued investment income	-	90,653	-	90,653	90,653	86,020	86,020
Other assets	-	32,782	-	32,782	32,176	37,005	36,065

Total Assets	$94,410	$123,435	$3,072,216	$3,290,061	$2,760,930	$3,121,692	$2,632,800

Liabilities:
Policyholders’ Account Balances - Investment Contracts	$-	$741,195	$52,085	$793,280	$796,816	$673,673	$677,316
Cash collateral for loaned securities	-	48,068	-	48,068	48,068	153,651	153,651
Securities sold under agreement to repurchase	-	-	-	0	-	40,491	40,491
Short-term debt	-	272,981	-	272,981	272,000	128,766	129,000
Long-term debt	-	1,563,185	-	1,563,185	1,511,000	1,199,488	1,172,000
Other liabilities	-	231,445	-	231,445	231,445	191,818	191,818

Total liabilities	$-	$2,856,874	$52,085	$2,908,959	$2,859,329	$2,387,887	$2,364,276

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Cash, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in other assets is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Securities Sold under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in “Future policy benefits” was a liability of $1,418 million and $913 million as of December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance recoverables” was an asset of $1,287 million and $869 million as of December 31, 2012 and December 31, 2011, respectively.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. In third quarter 2011, the Company amended this reinsurance agreement resulting in a recapture of a portion of the no-lapse guarantee provision effective July 1, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2012			December 31, 2011
	Notional	Fair Value		Notional	Fair Value
Primary Underlying	Amount	Assets	Liabilities	Amount	Assets	Liabilities

	(in thousands)
Derivatives Designated as Hedging Instruments:
Currency/Interest Rate
Currency Swaps	$145,174	$4,152	$(3,904)	$60,507	$3,500	$(865)

Total Qualifying Hedges	$145,174	$4,152	$(3,904)	$60,507	$3,500	$(865)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate
Interest Rate Swaps	$1,729,400	$109,855	$(22,930)	$766,900	$98,500	$(2,110)

Currency
Forwards	5,424	48	-	7,273	37	(108)
Credit
Credit Default Swaps	14,275	614	(894)	73,000	203	(667)
Currency/Interest Rate
Currency Swaps	62,468	1,516	(2,064)	52,236	2,522	(1,502)
Equity
Total Return Swaps	320,377	762	(6,073)	137,175	-	(4,680)
Equity Options	24,243,020	70,669	(32,824)	7,956,521	75,945	(47,680)

Total Non-Qualifying Hedges	26,374,964	183,464	(64,785)	8,993,105	177,207	(56,747)

Total Derivatives (1)	$26,520,138	$187,616	$(68,689)	$9,053,612	$180,707	$(57,612)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $1,441 million and $948 million as of December 31, 2012 and December 31, 2011, respectively, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

		Year Ended December 31, 2012
		Realized Investment Gains/(Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	707	$	46	$	(2,376)

Total cash flow hedges		-		707		46		(2,376)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		1,309		-		-		-
Currency		(147)		-		-		-
Currency/Interest Rate		(866)		-		(6)		-
Credit		(763)		-		-		-
Equity		(69,527)		-		-		-
Embedded Derivatives		(116,431)		-		-		-

Total non-qualifying hedges		(186,425)		-		(6)		-

Total	$	(186,425)	$	707	$	40	$	(2,376)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

		Year Ended December 31, 2011
		Realized Investment Gains/(Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	(337)	$	233	$	49	$	1,715

Total cash flow hedges		(337)		233		49		1,715

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		90,706		-		-		-
Currency		175		-		-		-
Currency/Interest Rate		1,102		-		-		-
Credit		733		-		-		-
Equity		(3,264)		-		-		-
Embedded Derivatives		88,740		-		-		-

Total non-qualifying hedges		178,192		-		-		-

Total	$	177,855	$	233	$	49	$	1,715

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

	Year Ended December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income(1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$529	$89	$2,646

Total cash flow hedges	-	529	89	2,646

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	25,842	-	-	-
Currency	169	-	-	-
Currency/Interest Rate	1,177	-	-	-
Credit	(1,631)	-	-	-
Equity	742	-	-	-
Embedded Derivatives	52,278	-	-	-

Total non-qualifying hedges	78,577	-	-	-

Total	$78,577	$529	$89	$2,646

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2009	$(2,974)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010	(2,870)
Amount reclassified into current period earnings	6,652

Balance, December 31, 2010	808
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011	1607
Amount reclassified into current period earnings	108

Balance, December 31, 2011	2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(622)
Amount reclassified into current period earnings	(1,754)

Balance, December 31, 2012	$147

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2012 and 2011, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 21 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

Credit Derivatives Written

The Company wrote credit derivatives under which the Company was obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, was $0 million and $58 million notional of credit default swap (“CDS”) selling protection with an associated fair value of $0 million and less than $1 million, at December 31, 2012 and December 31, 2011, respectively. These credit derivatives generally had maturities of less than 8 years and consisted of corporate securities within the finance industry. At December 31, 2011, the underlying credits had an NAIC designation rating of 1.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated other comprehensive income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $64 million and $85 million at December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives included in “Fixed maturities, available-for-sale” was a liability of $23 million and $35 million at December 31, 2012 and December 31, 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2012 and December 31, 2011, the Company had $14 million and $15 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $0 million for both periods.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $58 million of commercial loans as of December 31, 2012. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $78 million as of December 31, 2012.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April, 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for the year ended December 31, 2012 and less than $1 million for the years ended December 31, 2011 and 2010. The expense charged to the Company for the deferred compensation program was $6 million, $7 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $18 million, $18 million and $13 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $8 million, $8 million and $6 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $1,222 million, $1,144 million and $935 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,390 million at December 31, 2012 and $2,134 million at December 31, 2011. Fees related to these COLI policies were $35 million, $33 million and $41 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company retains the majority of the mortality risk associated with these COLI policies.

Reinsurance with Affiliates

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its universal protector policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its universal protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Policies with effective dates January 1, 2011 or later are reinsured with UPARC under the terms described in the previous paragraph. The settlement of the recapture premium occurred on October 31, 2011. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within UPARC. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The affiliated asset transfers which occurred in settlement of the recapture premium are described below under “Affiliated Asset Transfers.”

Subsequent to December 31, 2012, the agreement between the Company and UPARC was further amended, to revise language relating to the recapture premium. This amendment resulted in the transfer of fixed maturity securities with an amortized cost of $52 million and fair value of $57 million from UPARC to the Company.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)

Reinsurance recoverables	$28,655	$21,474
Other liabilities (reinsurance payables)	6,992	4,247

Reinsurance amounts, excluding realized investment gains (losses) mentioned above, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Policy charges and fee income	$(38,283)	$(21,250)	$(101,768)
Policyholders’ benefits	28,635	15,137	87,406

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its universal protector policies having no lapse guarantees as well as its universal plus policies, with effective dates prior to January 1, 2011. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $2,447 million less a ceding allowance of $1,439 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on October 31, 2011 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described under “Affiliated Asset Transfers.”

Subsequent to December 31, 2012, the agreement between the Company, excluding its subsidiaries, and PARU was amended to revise language relating to the consideration due to PAR U. This amendment resulted in the transfer of fixed maturity securities with an amortized cost of $123 million and fair value of $133 million from the Company to PAR U.

Effective July 1, 2012, the Company’s wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal protector and universal plus policies. PLNJ is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $359 million less a ceding allowance of $194 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on September 28, 2012 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the PLNJ. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described below under “Affiliated Asset Transfers.”

During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U. This amendment resulted in a $21 million cash payment from PLNJ to PAR U.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)

Reinsurance recoverables	$1,633,026	$1,356,705
Policy loans	(52,767)	(36,556)
Deferred policy acquisition costs	(29,281)	(127,726)
Other liabilities (reinsurance payables) (1)	146,537	153,688

(1)
Includes the unamortized portion of the deferred gain arising from the coinsurance agreement between the Company, excluding its subsidiaries, and PAR U of $103 million and $132 million as of December 31, 2012 and December 31, 2011.

Reinsurance amounts, excluding realized investment gains (losses) mentioned above, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011
	(in thousands)

Policy charges and fee income	$(264,536)	$(95,691)
Net investment income	(1,500)	(808)
Other income	30,303	3,183
Interest credited to policyholders’ account balance	51,990	23,998
Policyholders’ benefits	105,990	64,910
Reinsurance expense allowances, net of capitalization and amortization	117,276	25,256

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of My Term, Return of Premium Term Life, or “ROP Term Life”, issued through its life insurance subsidiary, and those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. Effective July 1, 2012, the agreement between the Company, excluding its subsidiaries, and PARCC was amended to include reinsurance of 90% of the risk under its ROP term life insurance policies with effective dates in 2009 which were previously reinsured with PAR III, as discussed below. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)

Reinsurance recoverables	$2,299,391	$2,063,795
Deferred policy acquisition costs	(589,947)	(624,214)
Other liabilities (reinsurance payables)	55,233	55,106

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)

Premiums	$(687,330)	$(724,863)	$(785,048)
Policyholders’ benefits	626,717	625,486	647,320
Reinsurance expense allowances, net of capitalization and amortization	136,811	143,315	166,742

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010, exclusive of My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)
Reinsurance recoverables	$486,012	$247,799
Deferred policy acquisition costs	(492,966)	(307,529)
Other liabilities (reinsurance payables)	35,909	24,428

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)

Premiums	$(377,417)	$(238,786)	$(102,017)
Policyholders’ benefits	306,447	169,677	76,851
Reinsurance expense allowances, net of capitalization and amortization	75,187	43,526	24,396

PAR III

Through June 30, 2012 the Company, excluding its subsidiaries, reinsured 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III. Effective July 1, 2012, business reinsured under this automatic coinsurance agreement was recaptured and subsequently reinsured with PARCC, as discussed above.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)
Reinsurance recoverables	$-	$7,510
Deferred policy acquisition costs	-	(4,165)
Other liabilities (reinsurance payables)	-	247

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)

Premiums	$1,622	$(3,190)	$(3,497)
Policyholders’ benefits	(5,804)	2,926	2,683
Reinsurance expense allowances, net of capitalization and amortization	4,579	994	1,484

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2011, the Company recaptured a portion of this reinsurance agreement related to its universal policies having effective dates prior to January 1, 2011. The Company now reinsures these risks with PAR U as discussed above. Effective July 1, 2012 the Company’s wholly owned subsidiary, PLNJ, recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed above. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)
Reinsurance recoverables	$165,927	$172,542
Other liabilities (reinsurance payables)	20,812	21,266

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)

Premiums	$(15,137)	$(13,918)	$(17,991)
Policy charges and fee income	(207,674)	(209,351)	(337,346)
Policyholders’ benefits	223,052	226,159	385,910
Reinsurance expense allowances, net of capitalization and amortization	(90,123)	(83,462)	(87,060)

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)

Reinsurance recoverables	$6,270	$6,800

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)

Policyholders’ benefits	$1,469	$1,330	$1,533

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Re under these agreements which are included in “Realized investment (losses) gains, net” on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Pruco Reinsurance
Effective August 20, 2012
Highest Daily Lifetime Income 2.0 (“HDI2.0”)	$1,334	$-	$-
Spousal Highest Daily Lifetime Income 2.0 (“SHDI2.0”)	502	-	-
Effective January 24, 2011
Highest Daily Lifetime Income (“HDI”) (1)	123,961	31,639	-
Spousal Highest Daily Lifetime Income (“SHDI”) (1)	50,419	11,940	-
Effective beginning August 24, 2009
Highest Daily Lifetime 6 Plus (“HD6+”) (1)	139,218	152,902	26,306
Spousal Highest Daily Lifetime 6 Plus (“SHD6+”) (1)	66,268	67,754	11,951
Effective June 30, 2009
Highest Daily Lifetime 7 Plus (“HD7+”)	18,530	17,014	14,516
Spousal Highest Daily Lifetime 7 Plus (“SHD7+”)	9,917	8,951	7,533
Effective January 28, 2008
Highest Daily Lifetime 7 (“HD7”)	11,546	11,007	10,343
Spousal Highest Daily Lifetime 7 (“SHD7”)	2,829	2,660	2,482
Effective March 15, 2010
Guaranteed Return Option Plus II (“GRO+ II”)	3,830	3,595	812
Effective January 28, 2008
Highest Daily Guaranteed Return Option (“ HD GRO”)	617	609	610
Highest Daily Guaranteed Return Option II (“HD GRO II” )	3,111	2,885	820
Effective Since 2006
Highest Daily Lifetime Five (“HDLT5”)	4,481	4,690	4,795
Spousal Lifetime Five (“SLT5”)	2,324	2,398	2,298
Effective Since 2005
Lifetime Five (“LT5”) (2)	14,898	15,461	15,011

Total Pruco Reinsurance	$453,785	$333,505	$97,477

(1)	Effective October 1, 2011, PLNJ entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of this rider.

(2)	Effective August 1, 2007, the Company amended this coinsurance agreement to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $1,288 million and $869 million as of December 31, 2012 and 2011, respectively. The assets are reflected in “Reinsurance recoverables” in the Company’s Consolidated Statements of Financial Position. Realized gains (losses) were ($35) million, $908 million and ($479) million for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in realized gains (losses) for the year ended December 31, 2012, 2011 and 2010 periods were primarily due to changes in market conditions in each respective period.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to an affiliate, Prudential of Taiwan.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

Affiliated premiums ceded from the Taiwan coinsurance agreement were $76 million, $74 million and $87 million for the years ended December 31, 2012, 2011 and 2010, respectively. Affiliated benefits ceded were $28 million, $22 million and $23 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Reinsurance recoverables related to the Taiwan coinsurance agreement were $1,116 million and $984 million at December 31, 2012 and December 31, 2011, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates

In 2009 when implementing a revision to the reinsurance treaties with PARCC, PAR TERM and PAR III, modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowance did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During the second quarter of 2011, the Company recorded the correction, charging $13 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $227 million, $153 million and $51 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $11 million, $11 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $14.1 million, $13.9 million and $12.4 million for the years ended December 31, 2012, 2011 and 2010, respectively. These expenses are recorded as “Net Investment Income” in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Re. The securities were purchased from PALAC, at a fair market value of $292 million, and were recorded net of OCI at an amortized cost of $257 million. The securities were purchased from Pruco Re, at a fair market value of $81 million, and were recorded net of OCI at an amortized cost of $76 million. The difference between fair market value and book value of these transfers was accounted for as a net decrease of $40 million to additional paid-in capital in 2010. During first quarter 2011, the Company recorded an out of period adjustment that reclassified the $40 million difference between book value and fair market value from additional paid-in capital to retained earnings. As part of this adjustment, a $14 million reduction to the deferred tax liability was recorded with an offset also reflected in retained earnings to record the tax effect of this activity. These adjustments were not material to any previously reported quarterly or annual financial statements.

In October 2011, the Company received fixed maturity securities from UPARC, an affiliated company, as consideration for the recapture of previously ceded business. The fair market value of the assets transferred to the Company was $350 million. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative gain of $37 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company transferred fixed maturity securities to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These securities had an amortized cost of $943 million and a fair market value of $1,006 million. The net difference between amortized cost and the fair value was $63 million and was recorded as a realized investment gain on the Company’s financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $61 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company sold fixed maturity securities to PAR U, an affiliated company. These securities had an amortized cost of $84 million and a fair market value of $92 million. The net difference between amortized cost and fair market value was $8 million and was accounted for as a realized investment gain on the Company’s financial statements.

In November 2011, the Company sold fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $45 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold commercial loans to its parent company, Prudential Insurance. These loans had an amortized cost of $19 million and a fair market value of $21 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

In December 2011, the Company sold fixed maturity securities to PARCC, an affiliated company. These securities had an amortized cost of $36 million and a fair market value of $38 million. The net difference between amortized cost and fair value was $2 million and was accounted for as a realized investment gain on the Company’s financial statements.

In April 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $2 million and a fair market value of $3 million. The difference between amortized cost and fair market value was accounted for as a decrease of less than $1 million to additional paid-in capital, net of taxes in 2012.

In April 2012, the Company purchased fixed maturity securities from its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $25 million and fair market value of $28 million. The difference between amortized cost and fair market value was accounted for as a decrease of $2 million to additional paid-in capital, net of taxes, in 2012.

In June 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $74 million and a fair market value of $91 million. The difference between amortized cost and fair market value was accounted for as a decrease of $11 million to additional paid-in capital, net of taxes in 2012.

In September 2012, the Company’s wholly owned subsidiary, PLNJ, transferred fixed maturity securities and commercial mortgage loans to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These investments had an amortized cost of $142 million and a fair market value of $156 million. The net difference between amortized cost and the fair value was $14 million and was recorded as a realized investment gain on the Company’s financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $5 million reflecting changes in market values of the consideration from the effective date through settlement date.

In September 2012, the Company’s wholly owned subsidiary, PLNJ, transferred fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $46 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2012.

In November 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $102 million and a fair market value of $110 million. The net difference between amortized cost and fair market value was accounted for as a decrease of $5 million to additional paid-in capital, net of taxes in 2012.

In November 2012, the Company purchased fixed maturity securities from its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $12 million and a fair market value of $12 million. The net difference between amortized cost and fair market value was accounted for as a decrease of less than $1 million to additional paid-in capital, net of taxes in 2012.

In December 2012, the Company purchased fixed maturity securities and commercial mortgage loans from its parent company, Prudential Insurance. These securities had an amortized cost of $56 million and fair market value of $59 million. The difference between amortized cost and fair market value was accounted for as a decrease of $2 million to additional paid-in capital, net of taxes, in 2012.

Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. As of December 31, 2012, the Company had $272 million of short-term debt outstanding, including $114 million with Prudential Financial and $158 million with Washington Street Investment. As of December 31, 2011, the Company had $129 million of short-term debt outstanding, including $114 million with Prudential Financial and $15 million with Prudential Funding, LLC. The Company had no short-term debt outstanding as of December 31, 2010. Total interest expense on short-term affiliated debt to the Company was $1.2 million, $0.5 million and $0.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance. This loan has a fixed interest rate of 3.47% and matures on December 21, 2015. On December 20, 2012, $446 million of the $650 million loan was repaid with interest. The outstanding principal related to this loan was $204 million at December 31, 2012. Total interest expense on this affiliated debt was $22.1 million, $22.5 million and $0.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On November 15, 2010, the Company borrowed $245 million from Prudential Financial. This loan has a fixed interest rate of 3.01% and matures on November 13, 2015. On December 15, 2011, the Company repaid $179 million to Prudential Financial as a partial repayment for the $245 million borrowing. The outstanding principal related to this loan was $66 million at December 31, 2012. Total interest expense on this affiliated debt was $2.0 million, $7.1 million and $0.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On June 20, 2011, the Company entered into a series of five $50 million borrowings with Prudential Financial, totaling $250 million. The loans have fixed interest rates ranging from 1.08% to 3.17% and maturity dates staggered one year apart, from June 19, 2012 to June 19, 2016. On June 19, 2012 one of these borrowings became current and is now classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. On June 19, 2012 another of these $50 million borrowings was repaid. Total interest expense on this affiliated debt was $5.1 million and $2.8 million for the years ended December 31, 2012 and 2011, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

On December 15, 2011, the Company entered into a series of five $53 million borrowings and on December 16, 2011 five $11 million borrowings with Prudential Financial, totaling $320 million. The loans have fixed interest rates ranging from 2.08% to 3.61% and maturity dates staggered one year apart, from December 16, 2012 to December 16, 2016. On December 16, 2012 $53 million and $11 million of these borrowings became current and are now classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. On December 17, 2012 $53 million and $11 million of these borrowings were repaid. Total interest expense on this affiliated debt was $9.3 million and $0.4 million for the years ended December 31, 2012 and 2011, respectively.

On June 20, 2012, the Company entered into a series of five $79 million borrowings with Washington Street Investment, totaling $395 million. The loans have fixed interest rates ranging from 1.15% to 3.02% and maturity dates staggered one year apart, from June 15, 2013 to June 15, 2017. Of these borrowings, $79 million is current and is classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. Total interest expense on this affiliated debt was $4.7 million for the year ended December 31, 2012.

On December 17, 2012, the Company entered into a series of five $66 million borrowings and five $13 million borrowings with Washington Street Investment, totaling $395 million. The loans have fixed interest rates ranging from 0.95% to 1.87% and maturity dates staggered one year apart, from December 17, 2013 to December 17, 2017. Of these borrowings, $66 million and $13 million are current and are classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. The total interest expense on this affiliated debt was $0.2 million for the year ended December 31, 2012.

On December 20, 2012, the Company borrowed $267 million from Prudential Financial. The loan has a fixed interest rate of 1.37% and matures on December 15, 2015. The total interest expense on this affiliated debt was $0.1 million for the year ended December 31, 2012.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

14.    QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 are summarized in the table below:

	March 31	June 30	September 30	December 31

	(in thousands)

2012
Total revenues	$498,074	$561,203	$540,685	$624,315
Total benefits and expenses	(140,737)	1,054,097	181,818	263,722
Income (loss) from operations before income taxes	638,811	(492,894)	358,867	360,593
Net income (loss)	$461,304	$(353,363)	$315,599	$260,797

2011
Total revenues	$478,756	$493,845	$639,641	$519,442
Total benefits and expenses	383,055	465,288	1,371,790	265,750
Income (loss) from operations before income taxes	95,701	28,557	(732,149)	253,692
Net income (loss)	$76,041	$23,805	$(434,310)	$201,721

The quarterly historical information presented in the table above has been revised to reflect the impact of the retrospective adoption of the amended guidance related to the deferral of acquisition costs.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2012 and December 31, 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income. Further, as described in Note 13 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 15, 2013

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 6)
(ii)	Selling Agreement used from 11-2008 to current. (Note 5)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 5)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 5)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 5)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (VULNT-2009). (Note 4)
(ii)	Rider for Insured's Accidental Death Benefit - VL110B 2000. (Note 4)
(iii)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B3-2005. (Note 4)
(iv)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182 B-2005. (Note 4)
(v)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184 B- 2005. (Note 4)
(vi)	Rider for Enhanced Cash Value - PLI 496-2005. (Note 4)
(vii)	Rider for Lapse Protection - PLI-522-2009. (Note 4)
(viii)	Rider for Overloan Protection - PLI 518-2008. (Note 4)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits: All states except FL - ORD87241-90-P. (Note 4)
(x)	Rider for Settlement Options to Provide Acceleration of Death Benefits: FL only - ORD87241-89-P. (Note 4)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 11)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Prudential. (Note 3)
(ii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 1)
(iii)	Agreement between Pruco Life and Munich American Reassurance. (Note 7)
(iv)	Amendment (2) to the Agreement between Pruco Life and Munich American Reassurance. (Note 11)
(v)	Agreement between Pruco Life and RGA Reinsurance Company. (Note 8)
(vi)	Amendment (2) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 11)
(vii)	Amendment (3) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 1)
(viii)	Agreement between Pruco Life and SCOR Global Life US Re Insurance Company. (Note 9)
(vix)	Amendment (2) to the Agreement between Pruco Life and SCOR Global Life US Re Insurance Company. (Note 11)
(x)	Agreement between Pruco Life and ACE Tempest Life Re. (Note 10)
(xi)	Amendment (2) to the Agreement between Pruco Life and ACE Tempest Life Re. (Note 11)
(xii)	Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 1)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005. (Note 2)
(ii)	Amendment (1) to the Participation Agreement between Pruco Life and Advanced Series Trust (formerly American Skandia Trust), as amended June 8, 2005 (Note1)
(iii)	Participation Agreement between Pruco Life and Northern Lights (Note 12)
(iv)	Amendment (1) to the Participation Agreement between Pruco Life and Northern Lights (Note 1)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 11)

(j)	Not Applicable.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii) Powers of Attorney: John Chieffo, Yanela C. Frias, , Bernard J. Jacob, Richard F. Lambert, Robert F. O'Donnell, Kent D. Sluyter, Kenneth Y. Tanji. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6, Registration No. 333-112808, filed April 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-109284, filed April 20, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Form N-6 to this Registration Statement, filed April 17, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-109284, filed April 17, 2008 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6, Registration No. 333-112808, filed April 12, 2007 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6, Registration No. 333-112808, filed April 22, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6, Registration No. 333-112808, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 12, 2011 on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed April 23, 2012 on behalf of the Pruco Life Variable Universal Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JOHN CHIEFFO – Director

YANELA C. FRIAS - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

BERNARD J. JACOB - Director

RICHARD F. LAMBERT - Director

ROBERT F. O'DONNELL - Chief Executive Officer, President, and Director

KENT D. SLUYTER – Senior Vice President and Director

KENNETH Y. TANJI -Treasurer and Director

OFFICERS WHO ARE NOT DIRECTORS

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

SARAH J. HAMID - Senior Vice President, Chief Actuary and Appointed Actuary

JAMES M. O’CONNOR - Senior Vice President and Actuary

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 17, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey Sheftic (Note 5)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
James R. Mollo (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 1)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Kent D. Sluyter(Note 1)	Manager
Robert F. O'Donnell (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Cathleen M. Paugh (Note 2)	Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary

Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,168,552 in 2012, $2,477,021 in 2011, and $2,379,140 in 2010.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $56,178,356, which represents Prusec's total 2012 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$43,371,035	$-0-	$12,807,321	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 12th day of April, 2013.

(Seal)
Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest: /s/ Sun-Jin Moon Sun-Jin Moon Assistant Secretary	By: /s/ Robert F. O’Donnell Robert F. O’Donnell President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of April, 2013.

Signature and Title

/s/ *
John Chieffo
Director

/s/ *
Yanela C. Frias
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Richard F. Lambert
Director

/s/ *
Robert F. O'Donnell
President, Chief Executive Officer, and Director

/s/ *
Kent D. Sluyter
Director

/s/*
Kenneth Y. Tanji
Treasurer and Director
*By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(g) Reinsurance Agreements
	(ii) Amendments (1-13) to the Agreement between Pruco Life and Prudential.	C-
	(vii) Amendment (3) to the Agreement between Pruco Life and RGA Reinsurance Company.	C-
	(xii) Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd.	C-

(h) Participation Agreements		C-
(ii) Amendment (1) to the Participation Agreement between Pruco Life and Advanced Series Trust (formerly American Skandia Trust), as amended June 8, 2005
	(iv) Amendment (1) to the Participation Agreement between Pruco Life and Northern Lights.	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered.	C-

(n) Other Opinions:
	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-
	(ii) Powers of Attorney: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Robert F. O'Donnell, Kent D. Sluyter, Kenneth Y. Tanji.	C-

(q) Redeemability Exemption:	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).	C-